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As filed with the Securities and Exchange Commission on September 25, 2007

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

1933 Act File No. 333-138008

Form N-2

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

☒    PRE-EFFECTIVE AMENDMENT NO. 2
☐    POST-EFFECTIVE AMENDMENT NO.

GLADSTONE INVESTMENT CORPORATION
(Exact name of registrant as specified in charter)

1521 WESTBRANCH DRIVE, SUITE 200
MCLEAN, VA 22102
(Address of principal executive offices)

Registrant's telephone number, including area code: (703) 287-5800

DAVID GLADSTONE
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
GLADSTONE INVESTMENT CORPORATION
1521 WESTBRANCH DRIVE, SUITE 200
MCLEAN, VIRGINIA 22102
(Name and address of agent for service)

COPIES TO:

THOMAS R. SALLEY, ESQ.
DARREN K. DESTEFANO, ESQ.
CHRISTINA L. NOVAK, ESQ.
COOLEY GODWARD KRONISH LLP
ONE FREEDOM SQUARE
RESTON TOWN CENTER
11951 FREEDOM DRIVE
RESTON, VIRGINIA 20190
(703) 456-8000
(703) 456-8100 (facsimile)

Approximate date of proposed public offering: From time to time after the effective date of this registration statement.

        If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☒

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee

Common Stock, $0.001 par value per share; Preferred Stock, $0.001 par value per share; and Debt Securities	$300,000,000	$16,840

Total	$300,000,000	$16,840(1)

(1)
$10,700 of which has been previously paid.

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED SEPTEMBER 25, 2007

PROSPECTUS

GLADSTONE INVESTMENT CORPORATION

$300,000,000

COMMON STOCK
PREFERRED STOCK
DEBT SECURITIES

        We may offer, from time to time, up to $300,000,000 aggregate initial offering price of our common stock, $0.001 par value per share, preferred stock, $0.001 par value per share, or debt securities, which we refer to in this prospectus collectively as our Securities, in one or more offerings. The Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. In the case of our common stock, the offering price per share by us, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the Securities and Exchange Commission may permit. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

        Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The Nasdaq Global Select Market under the symbol "GAIN." As of September 14, 2007, the last reported sales price for our common stock was $12.90.

        This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

        An investment in our Securities involves certain risks, including, among other things, risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the section entitled "Risk Factors," which begins on page 9. Shares of closed-end investment companies frequently trade at a discount to their net asset value and this may increase the risk of loss of purchasers of our Securities. You should carefully consider these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our Securities.

        The Securities being offered have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                        , 2007

        We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained or incorporated by reference in this prospectus or any accompanying supplement to this prospectus. You must not rely upon any information or representation not contained or incorporated by reference in this prospectus or the accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any prospectus supplement is accurate as of the dates on their respective covers only. Our business, financial condition, results of operations and prospects may have changed since such dates.

i

PROSPECTUS SUMMARY

        The following summary contains basic information about this offering. It likely does not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred. Except where the context suggests otherwise, the terms "we," "us," "our," the "Company" and "Gladstone Investment" refer to Gladstone Investment Corporation; "Adviser" refers to Gladstone Management Corporation; "Administrator" refers to Gladstone Administration, LLC; "Gladstone Commercial" refers to Gladstone Commercial Corporation, "Gladstone Capital" refers to Gladstone Capital Corporation; and "Gladstone Companies" refers to our Adviser and its affiliated companies.

GLADSTONE INVESTMENT CORPORATION

General

        We were incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005. On June 22, 2005 we completed an initial public offering and commenced operations. We were primarily established for the purpose of investing in subordinated loans, mezzanine debt, preferred stock and warrants to purchase common stock of small and medium-sized companies in connection with buyouts and other recapitalizations. We also invest in senior secured loans, common stock and senior and subordinated syndicated loans. Our investment objective is to generate both current income and capital gains through these debt and equity instruments. We operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, which we refer to as the 1940 Act.

Our Investment Adviser and Administrator

        Our Adviser is our affiliate and investment adviser and is led by a management team which has extensive experience in our lines of business. All of our directors and executive officers serve as either directors or executive officers, or both, of Gladstone Commercial, a publicly traded real estate investment trust; Gladstone Capital, a publicly traded business development company; our Adviser; and our Administrator, a wholly-owned subsidiary of our Adviser. Our Administrator employs our chief financial officer, chief compliance officer, controller, treasurer and their respective staffs.

        Our Adviser and our Administrator also provide investment advisory and administrative services to our affiliates Gladstone Commercial, Gladstone Capital and Gladstone Land Corporation, an agricultural real estate company owned by our chairman and chief executive officer, David Gladstone. In the future, our Adviser may provide investment advisory and administrative services to other funds, both public and private, of which it is the sponsor.

        We have been externally managed by our Adviser pursuant to an investment advisory and management agreement since our inception. Our Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Our Adviser is headquartered in McLean, Virginia, a suburb of Washington D.C., and also has offices in the states of New York, New Jersey, Pennsylvania, Illinois, Texas and Washington.

Our Investment Strategy

        We seek to achieve returns from current income from senior, subordinated and mezzanine debt, and capital gains from preferred stock and warrants to purchase common stock that we acquire in connection with buyouts and recapitalizations of small and mid-sized companies with established management teams. Our investments generally range between $10 million and $30 million each, although this investment size may vary proportionately as the size of our capital base changes. We invest either by ourselves or jointly with other buyout funds and/or management of the portfolio company, depending on the opportunity. If we are participating in an investment with one or more co-investors, then our investment is likely to be smaller than if we were investing alone.

        We expect that our target portfolio over time will include mostly subordinated loans, mezzanine debt, preferred stock, and warrants to buy common stock. Structurally, subordinated loans and mezzanine loans usually rank lower in priority of payment to senior debt, such as senior bank debt, and may be unsecured. However, subordinated debt and mezzanine loans rank senior to common and preferred equity in a borrower's capital structure. Typically, subordinated debt and mezzanine loans have elements of both debt and equity instruments, offering returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity position. Due to its higher risk profile and often less restrictive covenants as compared to senior debt, mezzanine debt generally earns a higher return than senior secured debt. Any warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine debt also may include a "put" feature, which permits the holder to sell its equity interest back to the borrower at a price determined through a pre-determined formula.

THE OFFERING

        We may offer, from time to time, up to $300,000,000 of our Securities, on terms to be determined at the time of the offering. Our Securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements. In the case of offering of our common stock in any offering, the offering price per share, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the Securities and Exchange Commission may permit.

        Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.

        Set forth below is additional information regarding the offering of our Securities:

The Nasdaq Global Select Market Symbol	GAIN
Use of Proceeds
Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our Securities first to pay down existing short-term debt, then to make investments in buyouts and recapitalizations of small and mid-sized companies in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. See "Use of Proceeds."

Dividends and Distribution
We have paid monthly dividends to the holders of our common stock and generally intend to continue to do so. The amount of the monthly dividends is determined by our Board of Directors on a quarterly basis and is based on our estimate of our annual investment company taxable income and net short-term taxable capital gains, if any. See "Price Range of Common Stock and Distributions." Certain additional amounts may be deemed as distributed to stockholders for income tax purposes. Other types of securities will likely pay distributions in accordance with their terms.
Taxation
We intend to continue to elect to be treated for federal income tax purposes as a regulated investment company, which we refer to as a RIC. Accordingly, we generally will pay no corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See "Price Range of Common Stock and Distributions."
Trading at a Discount
Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.
Certain Anti-Takeover Provisions
Our Board of Directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain provisions of Delaware law and other measures we have adopted. See "Certain Provisions of Delaware Law and of our Certificate of Incorporation and Bylaws."
Dividend Reinvestment Plan
We have a dividend reinvestment plan for our stockholders. This is an "opt in" dividend reinvestment plan, meaning that stockholders may elect to have their cash dividends automatically reinvested in additional shares of our common stock. Stockholders who do not so elect will receive their dividends in cash. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See "Dividend Reinvestment Plan."

Management Arrangements
Gladstone Management Corporation serves as our investment adviser, and Gladstone Administration, LLC serves serve as our administrator. We have entered into a license agreement with our Adviser, pursuant to which our Adviser has agreed to grant us a non-exclusive license to use the name "Gladstone" and the Diamond G logo. For a description of our Adviser, our Administrator, the Gladstone Companies and our contractual arrangements with these companies, see "Management—Certain Transactions—Investment Advisory and Management Agreement," "Management—Certain Transactions—Administration Agreement" and "Management—Certain Transactions—License Agreement."

FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "us" or "Gladstone Investment," or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Gladstone Investment. The following percentages were calculated based on net assets as of June 30, 2007.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	—%
Dividend reinvestment plan expenses(1)	None
Estimated annual expenses (as a percentage of net assets attributable to common stock):
Management fees(2)	2.05%
Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)(3)	—%
Interest payments on borrowed funds(4)	2.86%
Other expenses(5)	1.09%
Total annual expenses (estimated)(2)(5)	5.99%

(1)
The expenses of the reinvestment plan are included in stock record expenses, a component of "Other expenses." We do not have a cash purchase plan. The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See "Dividend Reinvestment Plan" for information on the dividend reinvestment plan.

(2)
Our annual base management fee is 2.0% (0.5% quarterly) of our average gross assets, which are defined as total assets of Gladstone Investment, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. However, until December 31, 2006 the base management fee calculation excluded uninvested cash proceeds of our initial public offering, resulting in a lower fee than indicated by the examples set forth herein. Beginning with the quarter ended March 31, 2007, our Adviser agreed to waive the annual base management fee of 2.0% to 0.5% for those senior syndicated loans that we purchase using borrowings from our credit facility. See "Management—Certain Transactions—Investment Advisory and Management Agreement" and footnote 3 below.

(3)
The incentive fee consists of two parts: an income-based fee and a capital gains-based fee. The income-based fee is payable quarterly in arrears, and equals 20% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7% annualized) hurdle rate of our net assets, subject to a "catch-up" provision measured as of the end of each calendar quarter. The "catch-up" provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate (or 2.1875%) in any calendar quarter (8.75% annualized). The catch-up provision is meant to provide our Adviser with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized). The income-based incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. Our pre-incentive fee net investment income used to calculate this part of the income incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (see footnote 2 above). The capital gains-based incentive fee equals 20% of our net realized capital gains since our inception, if any, computed net of all realized capital losses and unrealized capital depreciation since our inception, less any prior payments, and is payable at the end of each fiscal year.

  Examples of how the incentive fee would be calculated are as follows:

  •
  Assuming pre-incentive fee net investment income of 0.55%, there would be no income-based incentive fee because such income would not exceed the hurdle rate of 1.75%.

  •
  Assuming pre-incentive fee net investment income of 2.00%, the income-based incentive fee would be as follows:

      = 100% × (2.00% - 1.75%)

      = 0.25%

  •
  Assuming pre-incentive fee net investment income of 2.30%, the income-based incentive fee would be as follows:

      = (100% × ("catch-up": 2.1875% - 1.75%)) + (20%× (2.30% - 2.1875%))

      = (100% × 0.4375%) + (20% × 0.1125%)

      = 0.4375% + 0.0225%

      = 0.46%

  •
  Assuming net realized capital gains of 6% and realized capital losses and unrealized capital depreciation of 1%, the capital gains-based incentive fee would be as follows:

      = 20% × (6% - 1%)

      = 20% × 5%

      = 1%

  Through June 30, 2007, our Adviser has not earned an incentive fee. For a more detailed discussion of the calculation of the two-part incentive fee, see "Management—Certain Transactions—Investment Advisory and Management Agreement."

(4)
We have entered into a revolving credit facility, under which our borrowing capacity is $200 million, effective March 29, 2007. We have drawn down on this credit facility and we expect to borrow additional funds in the future up to an amount so that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of our senior securities. Assuming that we borrowed $200 million at an interest rate of 6.36%, interest payments on borrowed funds would have been 5.60% of our net assets as of June 30, 2007.

(5)
Includes our overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under the administration agreement. See "Management—Certain Transactions—Administration Agreement."

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Securities. In calculating the following expense amounts, we have assumed we would have no leverage and that our annual operating expenses would remain at the levels set forth in the table above. In the event that securities to which this prospectus related are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$60	$177	$292	$570

        While the example assumes, as required by the Securities and Exchange Commission, which we refer to as the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Additionally, we have assumed that the entire amount of such 5% annual return would constitute ordinary income as we have not historically realized positive capital gains (computed net of all realized capital losses) on our investments, nor do we expect to realize positive capital gains in the foreseeable future. Because the assumed 5% annual return is significantly below the hurdle rate of 7% (annualized) that we must achieve under the investment advisory and management agreement to trigger the payment of an income-based incentive fee, we have assumed, for purposes of the above example, that no income-based incentive fee would be payable if we realized a 5% annual return on our investments. Additionally, because we have not historically realized positive capital gains (computed net of all realized capital losses and unrealized capital depreciation) on our investments, we have assumed that we will not trigger the payment of any capital gains-based incentive fee in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors after such expenses, would be higher than reflected in the example. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

        This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, incentive fees, if any, and other expenses) may be greater or less than those shown.

CONSOLIDATED SUMMARY FINANCIAL DATA
(in thousands, except per share data)

        The following table summarizes our consolidated financial data. The summary financial data as of and for the fiscal year ended March 31, 2007 and the period June 22, 2005 (commencement of operations) through March 31, 2006 is derived from our audited consolidated financial statements included in this prospectus. The summary financial data as of and for the three months ended June 30, 2007 is derived from our unaudited consolidated financial statements included in this prospectus. You should read this data together with our consolidated financial statements and notes thereto presented elsewhere in this prospectus and the information under "Consolidated Selected Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" for more information.

	Three Months Ended June 30, 2007	Year Ended March 31, 2007	Period June 22, 2005 (commencement of operations) Through March 31, 2006
Total Investment Income	$6,299,929	$17,261,636	$7,370,856
Total Expenses	3,411,385	6,113,904	1,486,958

Net Investment Income	2,888,544	11,147,732	5,883,898
Net (Loss) Gain on Investments	5,381,922	(3,879,328)	170,399

Net Increase in Net Assets Resulting from Operations	$8,270,466	$7,268,404	$6,054,297

Per Share Data:
Net Increase in Net Assets Resulting from Operations:
Basic & Diluted	$0.50	$0.44	$0.37
Cash Distributions Declared per Share	0.225	0.855	0.39
Statement of Assets and Liabilities Data:
Total Assets	$363,079,575	$323,590,215	$230,323,807
Net Assets	227,334,192	222,818,509	229,841,697
Other Data:
Number of Portfolio Companies at Period End	53	47	22
New Investments	$72,601,227	$182,953,071	$160,646,470
Proceeds from Loan Repayments and Investments Sold	27,167,658	61,166,782	7,381,468
Total Return(1)	(2.93)%	4.36%	3.39%
Weighted Average Yield on Investments(2)	9.10%	8.72%	7.02%

(1)
Total return equals the increase of the ending market value over the beginning market value plus monthly dividends divided by the monthly beginning market value.

(2)
Weighted average yield on investments equals interest income on investments divided by the annualized weighted average investment balance throughout the year.

ADDITIONAL INFORMATION

        We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, which we refer to as the Securities Act, with respect to the Securities offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the registration statement or exhibits and schedules thereto. For further information with respect to our business and our Securities, reference is made to the registration statement, including the amendments, exhibits and schedules thereto, contained in the registration statement.

        We also file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. Such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information about the operation of the public reference facilities may be obtained by calling the SEC at 1-202-551-8090. The SEC maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC's web site is http://www.sec.gov. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Our common stock is listed on The Nasdaq Global Select Market and our corporate website is located at http://www.gladstoneinvestment.com. The information contained on, or accessible through, our website is not a part of this prospectus.

        We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC.

        We also furnish to our stockholders annual reports, which registered include annual financial information that has been examined and reported on, with an opinion expressed, by our independent registered public accounting firm. See "Experts."

RISK FACTORS

        You should carefully consider the risks described below and all other information provided and incorporated by reference in this prospectus (or any prospectus supplement) before making a decision to purchase our Securities. The risks and uncertainties described below are not the only ones facing us. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

        If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected. If that happens, the trading price of our Securities could decline, and you may lose all or part of your investment.

We are dependent upon our key management personnel and the key management personnel of our Adviser, particularly David Gladstone, George Stelljes III and Terry Lee Brubaker, and on the continued operations of our Adviser, for our future success.

        We have no employees. Our chief executive officer, president and chief investment officer, chief operating officer and chief financial officer, and the employees of our Adviser, do not spend all of their time managing our activities and our investment portfolio. We are particularly dependent upon David Gladstone, George Stelljes III and Terry Lee Brubaker in this regard. Our executive officers and the employees of our Adviser allocate some, and in some cases a material portion, of their time to businesses and activities that are not related to our business. We have no separate facilities and are completely reliant on our Adviser, which has significant discretion as to the implementation and execution of our business strategies and risk management practices. We are subject to the risk of discontinuation of our Adviser's operations or termination of the investment advisory agreement and the risk that, upon such event, no suitable replacement will be found. We believe that our success depends to a significant extent upon our Adviser and that discontinuation of its operations could have a material adverse effect on our ability to achieve our investment objectives.

We may be obligated to pay our Adviser incentive compensation even if we incur a loss.

        The Advisory Agreement entitles our Adviser to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation, net operating losses and certain other items) above a threshold return for that quarter. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. For additional information on incentive compensation under the Advisory Agreement with our Adviser, see "Business—Certain Transactions—Investment Advisory and Management Agreement."

Our Adviser's failure to identify and invest in securities that meet our investment criteria or perform its responsibilities under the investment advisory agreement may adversely affect our ability for future growth.

        Our ability to achieve our investment objectives will depend on our ability to grow, which in turn will depend on our Adviser's ability to identify and invest in securities that meet our investment criteria. Accomplishing this result on a cost-effective basis will be largely a function of our Adviser's structuring of the investment process, its ability to provide competent and efficient services to us, and our access to financing on acceptable terms. The senior management team of our Adviser has substantial responsibilities under the investment advisory agreement. In order to grow, our Adviser will need to hire, train supervise and manage new employees successfully. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We are a relatively new company with limited operating history.

        We were incorporated in Delaware on February 18, 2005. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of your investment could decline substantially.

We operate in a highly competitive market for investment opportunities.

        A number of entities compete with us for investments in small and mid-sized companies. We will compete with public and private buyout funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which would allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. The competitive pressures we face could have a material adverse effect on our business, financial condition, and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective. We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors' pricing, terms, and structure. However, if we match our competitors' pricing, terms, and structure, we may experience decreased net interest income and increased risk of credit loss.

Our investments in small and medium-sized portfolio companies are extremely risky and you could lose all or a part of your investment.

        Investments in small and medium-sized portfolio companies are subject to a number of significant risks including the following:

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  Small and medium-sized businesses may have limited financial resources and may not be able to repay the loans we make to them.    Our strategy includes providing financing to portfolio companies that typically is not readily available to them. While we believe that this provides an attractive opportunity for us to generate profits, this may make it difficult for the portfolio companies to repay their loans to us upon maturity. A borrower's ability to repay its loan may be adversely affected by numerous factors, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. A deterioration in a borrower's financial condition and prospects usually will be accompanied by deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guarantees we may have obtained from the borrower's management. Although we will sometimes seek to be the senior, secured lender to a borrower, in most of our loans we expect to be subordinated to a senior lender, and our interest in any collateral would, accordingly, likely be subordinate to another lender's security interest.

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  Small and medium-sized businesses typically have narrower product lines and smaller market shares than large businesses.    Because our target portfolio companies are smaller businesses, they will tend to be more vulnerable to competitors' actions and market conditions, as well as general economic downturns. In addition, our portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities and a larger number of qualified managerial and technical personnel.

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  There is generally little or no publicly available information about these businesses.    Because we seek to invest in privately owned businesses, there is generally little or no publicly available operating and financial information about our potential portfolio companies. As a result, we rely on our officers, our Adviser and its employees and consultants to perform due diligence investigations of these portfolio companies, their operations and their prospects. We may not learn all of the material information we need to know regarding these businesses through our investigations.

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  Small and medium-sized businesses generally have less predictable operating results.    We expect that our portfolio companies may have significant variations in their operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may otherwise have a weak financial position or may be adversely affected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow and other coverage tests typically imposed by their senior lenders. A borrower's failure to satisfy financial or operating covenants imposed by senior lenders could lead to defaults and, potentially, foreclosure on its senior credit facility, which could additionally trigger cross-defaults in other agreements. If this were to occur, it is possible that the borrower's ability to repay our loan would be jeopardized.

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  Small and medium-sized businesses are more likely to be dependent on one or two persons.    Typically, the success of a small or medium-sized business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on our borrower and, in turn, on us.

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  Small and medium-sized businesses are likely to have greater exposure to economic downturns than larger businesses.    We expect that our portfolio companies will have fewer resources than larger businesses and an economic downturn is more likely to have a material adverse effect on them. If one of our portfolio companies is adversely impacted by an economic downturn, its ability to repay our loan would be diminished.

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  Small and medium-sized businesses may have limited operating histories.    While we intend to target stable companies with proven track records, we may make loans to new companies that meet our other investment criteria. Portfolio companies with limited operating histories will be exposed to all of the operating risks that new businesses face and may be particularly susceptible to, among other risks, market downturns, competitive pressures and the departure of key executive officers.

We may not realize gains from our equity investments.

        When we invest in mezzanine or senior secured loans, we may acquire warrants or other equity securities as well. In addition we may invest in preferred and common stock. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Because the loans we make and equity securities we receive are not publicly traded, there will be uncertainty regarding the value of our privately held securities that could adversely affect our determination of our net asset value.

        A large percentage of our portfolio investments are, and will continue to be, in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. Our Board of Directors has established a valuation policy and consistently applied valuation procedures used to determine the fair value of these securities quarterly. These procedures for the determination of value of many of our debt securities rely on the opinions of value submitted to us by Standard and Poor's Securities Evaluations, Inc., or SPSE. SPSE will only evaluate the debt portion of our investments for which we specifically request evaluation, and SPSE may decline to make requested evaluations for any reason in its sole discretion. However, to date, SPSE has accepted each of our requests for evaluation.

        Our procedures also include provisions whereby our Adviser will establish the fair value of any equity securities we may hold where SPSE is unable to provide evaluations. The types of factors that may be considered in determining the fair value of our debt and equity investments include some or all of the following: the nature and realizable value of any collateral, the portfolio company's earnings and cash flows and its ability to make payments on its obligations, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, and other relevant factors. Because such valuations, particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ materially from the values that might have resulted from a readily available market for these securities.

        A portion of our assets are, and will continue to be, comprised of equity securities that are valued based on internal assessment using our own valuation methods approved by our Board of Directors, without the input of SPSE or any other third-party evaluator. We believe that our equity valuation methods reflect those regularly used as standards by other professionals in our industry who value equity securities. However, determination of fair value for securities that are not publicly traded, whether or not we use the recommendations of an independent third party evaluator, necessarily involves the exercise of subjective judgment. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities. For more information concerning our investment valuation procedures, see "Business—Our Investment Strategy" and Business—Valuation Process."

The lack of liquidity of our privately held investments may adversely affect our business.

        We will generally make investments in private companies whose securities are not traded in any public market. Substantially all of these securities will be subject to legal and other restrictions on resale and will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize substantial book losses upon liquidation. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, our Adviser, or our respective officers, employees or affiliates have material non-public information regarding such portfolio company.

We typically invest in transactions involving acquisitions, buyouts and recapitalizations of companies, which will subject us to the risks associated with change in control transactions.

        Our strategy includes making debt and equity investments in companies in connection with acquisitions, buyouts and recapitalizations, which subjects us to the risks associated with change in control transactions. Change in control transactions often present a number of uncertainties. Companies undergoing change in control transactions often face challenges retaining key employees, maintaining relationships with customers and suppliers. While we hope to avoid many of these difficulties by participating in transactions where the management team is retained and by conducting thorough due diligence in advance of our decision to invest, if our portfolio companies experience one or more of these problems, we may not realize the value that we expect in connection with our investments which would likely harm our operating results and financial condition.

Our portfolio companies are likely to have debt that ranks equally with, or senior to, our investments in such companies.

        We invest primarily in subordinated debt, mezzanine debt and preferred and common equity securities issued by our portfolio companies in connection with buyouts or recapitalizations of these companies. Portfolio companies undergoing these types of transactions usually will have other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution with respect to our investment. After repaying its senior creditors, our portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization, or bankruptcy of the relevant portfolio company. In addition, we may not be in a position to control any portfolio company by investing in its debt securities. Therefore, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree, and the management of such company, as representatives of the holders of their equity securities, may take risks or otherwise act in ways that do not serve our interests as debt investors.

Our business plan is dependent upon external financing, which may expose us to risks associated with leverage.

        Our business requires a substantial amount of cash to operate and grow. We may acquire such additional capital from the following sources:

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  Senior Securities.    We intend to issue debt securities, other evidences of indebtedness (including borrowings under our line of credit) and possibly preferred stock, up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us, as a business development company, to issue debt securities and preferred stock, to which we refer collectively as senior securities, in amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of senior securities. As a result of issuing senior securities, we will be exposed to the risks associated with leverage. Although borrowing money for investments increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a greater impact on the value of our common stock to the extent that we have borrowed money to make investments. There is a possibility that the costs of borrowing could exceed the income we receive on the investments we make with such borrowed funds. In addition, our ability to pay dividends or incur additional indebtedness would be restricted if asset coverage is not at least twice our indebtedness. If the value of our assets declines, we might be unable to satisfy that test. If this happens, we may be required to liquidate a portion of our loan portfolio and repay a portion of our indebtedness at a time when a sale may be disadvantageous.

    Furthermore, any amounts that we use to service our indebtedness will not be available for distributions to our stockholders.

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  Common Stock.    Because we are constrained in our ability to issue debt for the reasons given above, we are dependent on the issuance of equity as a financing source. If we raise additional funds by issuing more common stock or debt securities convertible into or exchangeable for our common stock, the percentage ownership of our stockholders at the time of the issuance would decrease and they may experience dilution. In addition, any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

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  Securitization.    In addition to issuing securities to raise capital as described above, we anticipate that in the future we will securitize our loans to generate cash for funding new investments. An inability to successfully securitize our loan portfolio could limit our ability to grow our business, fully execute our business strategy and impact our profitability. Moreover, successful securitization of our loan portfolio might expose us to losses as the loans in which we do not plan to sell interests will be those that are riskier and more apt to generate losses.

We are exposed to risks associated with changes in interest rates, and any future hedging strategies may expose us to additional risks.

        We anticipate using a combination of equity and long-term and short-term borrowings to finance our investment activities. As a result, a portion of our income will depend upon the difference between the rate at which we borrow funds and the rate at which we loan these funds. Certain of our borrowings may be at fixed rates and others at variable rates, such as under our credit facility. Ultimately, we expect approximately 20% of the loans in our portfolio to be at fixed rates and approximately 80% to be at variable rates determined on the basis of a benchmark prime rate. As of June 30, 2007, our portfolio had approximately 72% of the total of the loan cost value at variable rates, approximately 12% of the total loan cost value at variable rates with a floor and approximately 16% of the total loan portfolio cost basis at a fixed rate.

        In the event that we securitize a portion of our loan portfolio in the future, we may be required to enter into hedging transactions with respect to the securitized loans. While hedging activities may insulate us against adverse fluctuations in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or any future hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

Our credit facility imposes certain limitations on us.

        We will have a continuing need for capital to finance our loans. In order to maintain RIC status, we will be required to distribute to our stockholders at least 90% of our ordinary income and short-term capital gains on an annual basis. Accordingly, such earnings will not be available to fund additional loans. Therefore, through our wholly-owned subsidiary, we are party to a credit agreement arranged by Deutsche Bank AG as the structuring agent. The agreement provides us with a revolving credit line facility of $200 million. In the future, borrowings outstanding on the credit line facility may be repaid with the proceeds we may receive from securitizing some or all of the loans in our portfolio for long-term funding, if any. The line of credit facility will permit us to fund additional loans and investments as long as we are within the conditions set out in the credit agreement.

        As a result of the line of credit facility, we are subject to certain limitations on the type of loan investments we make, including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, and average life. Our failure to satisfy these limitations could result in foreclosure by our lenders which would have a material adverse effect on our business, financial condition and results of operations.

Any inability to renew our credit facility on terms favorable to us, if at all, could adversely impact our liquidity and ability to fund new investments.

        Availability under our credit facility will terminate on October 18, 2007, unless extended in the discretion of the lenders, and the credit facility will mature two years following this date, at which time all principal, interest and other amounts owing under the credit facility will be due and payable. We have requested a renewal of the credit facility, however, any such renewal will be granted in the discretion of the lenders and there can be no guarantee that we will be able to renew the credit facility on terms that are favorable to us, if at all. In the event that we are not able to renew or refinance the credit facility, this could have a material adverse effect on our liquidity and ability to fund new investments.

Our investments are typically long term and will require several years to realize liquidation events.

        Since we generally make five to seven year term loans and hold our loans and related warrants or other equity positions until the loans mature, you should not expect realization events, if any, to occur over the near term. In addition, we expect that any warrants or other equity positions that we receive when we make loans may require several years to appreciate in value and we cannot give any assurance that such appreciation will occur.

Prepayments of our loans by our portfolio companies could adversely impact our results of operations and reduce our return on our investment.

        In addition to risks associated with delays in investing our capital, we are also subject to the risk that investments that we make in our portfolio companies may be repaid prior to maturity. We will first use any proceeds from prepayments to repay any borrowings outstanding on our credit facility. In the event that funds remain after repayment of our outstanding borrowings, then we will generally reinvest these proceeds in government securities, pending their future investment in new debt and/or equity securities. These government securities will typically have substantially lower yields than the debt securities being prepaid and we could experience significant delays in reinvesting these amounts. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We will be subject to corporate level tax if we are unable to satisfy Internal Revenue Code requirements for RIC qualification.

        To maintain our qualification as a RIC, we must meet income source, asset diversification and annual distribution requirements. The annual distribution requirement is satisfied if we distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on an annual basis. Because we use leverage, we are subject to certain asset coverage ratio requirements under the 1940 Act and could, under certain circumstances, be restricted from making distributions necessary to qualify as a RIC. Warrants we receive with respect to debt investments will create "original issue discount," which we must recognize as ordinary income, increasing the amounts we are required to distribute to maintain RIC status. Because such warrants will not produce distributable cash for us at the same time as we are required to make distributions in respect of the related original issue discount, we will need to use cash from other sources to satisfy such distribution requirements. The asset diversification requirements must be met at the end of each calendar quarter. If we fail to meet these tests, we may need to quickly dispose of certain investments to prevent the loss of RIC status. Since most of our investments will be illiquid, such dispositions, if even possible, may not be made at prices advantageous to us and, in fact, may result in substantial losses. If we fail to qualify as a RIC for any reason and become fully subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the actual amount distributed. Such a failure would have a material adverse effect on us and our shares. For additional information regarding asset coverage ratio and RIC requirements, see "Material U.S. Federal Income Tax Considerations—Regulated Investment Company Status."

There are significant potential conflicts of interest which could impact our investment returns.

        Our executive officers and directors, and the officers and directors of our Adviser and our Administrator serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. In addition, all of our directors and executive officers serve as either directors or executive officers, or both, of Gladstone Commercial and Gladstone Capital, and our Adviser and Administrator also provide investment advisory and administrative services to these affiliates as well as Gladstone Land. In the future, the Adviser and the Administrator may provide investment advisory and administrative services, as applicable, to other funds, both public and private, of which the Adviser is the sponsor. Moreover, the Adviser may establish or sponsor other investment vehicles which from time to time may have potentially overlapping investment objectives with those of ours and accordingly may invest in, whether principally or secondarily, asset classes similar to those we targeted. While the Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, the Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the Gladstone affiliate with the investment strategy that most closely fits the investment opportunity to ensure the fair and equitable treatment of all the funds it manages. Nevertheless, the management of the Adviser may face conflicts in the allocation of investment opportunities to other entities managed by the Adviser. As a result, it is possible that we may not be given the opportunity to participate in certain investments made by other members of the Gladstone Companies or investment funds managed by investment managers affiliated with the Adviser.

        In certain circumstances, we may make investments in a portfolio company in which one of our affiliates has or will have an investment, subject to satisfaction of any regulatory restrictions and, where required, to the prior approval of our Board of Directors. As of June 30, 2007, our Board of Directors has approved the following types of co-investment transactions:

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  Our affiliate, Gladstone Commercial, may lease property to portfolio companies that we do not control under certain circumstances. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours.

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  We may invest simultaneously with our affiliate Gladstone Capital in senior syndicated loans whereby neither we nor any affiliate has the ability to dictate the terms of the loans.

        Certain of our officers, who are also officers of our Adviser, may from time to time serve as directors of certain of our portfolio companies. If an officer serves in such capacity with one of our portfolio companies, such officer will owe fiduciary duties to all stockholders of the portfolio company, which duties may from time to time conflict with the interests of our stockholders.

        In the course of our investing activities, we will pay management and incentive fees to the Adviser and will reimburse the Administrator for certain expenses it incurs. As a result, investors in our common stock will invest on a "gross" basis and receive distributions on a "net" basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through our investors themselves making direct investments. As a result of this arrangement, there may be times when the management team of the Adviser or the Administrator has interests that differ from those of our stockholders, giving rise to a conflict.

Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.

        We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations, or their interpretation, or any failure by us or our portfolio companies to comply with these laws or regulations may adversely affect our business. For additional information regarding the regulations to which we are subject, see "Material U.S. Federal Income Tax Considerations—Regulated Investment Company Status" and "Regulation as a Business Development Company."

We may experience fluctuations in our quarterly results.

        We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rates payable on the debt securities we acquire, the default rates on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods. For additional information concerning the fluctuations in our operating results, see "Management's Discussion and Analysis of Financial Condition and Results of Operations."

There is a risk that you may not receive dividends or that our dividends may not grow over time.

        Our current intention is to distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on a quarterly basis by paying monthly dividends. We expect to retain net realized long-term capital gains to supplement our equity capital and support the growth of our portfolio, although our Board of Directors may determine in certain cases to distribute these gains. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions.

The market price of our shares may fluctuate significantly.

        The market price and marketability of our shares may from time to time be significantly affected by numerous factors, including many over which we have no control and that may not be directly related to us. These factors include the following:

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  price and volume fluctuations in the stock market from time to time, which are often unrelated to the operating performance of particular companies;

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  significant volatility in the market price and trading volume of shares of RICs, business development companies or other companies in our sector, which is not necessarily related to the operating performance of these companies;

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  changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

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  loss of BDC status;

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  loss of RIC status;

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  changes in our earnings or variations in our operating results;

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  changes in the value of our portfolio of investments;

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  any shortfall in our revenue or net income or any increase in losses from levels expected by securities analysts;

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  departure of key personnel;

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  operating performance of companies comparable to us;

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  short-selling pressure with respect to our shares or business development companies generally;

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  general economic trends and other external factors; and

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  loss of a major funding source.

        Fluctuations in the trading prices of our shares may adversely affect the liquidity of the trading market for our shares and, if we seek to raise capital through future equity financings, our ability to raise such equity capital.

Shares of closed-end investment companies frequently trade at a discount from net asset value.

        Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of shares of closed-end investment companies is separate and distinct from the risk that our net asset value per share will decline. As with any stock, the price of our shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Whether investors will realize gains or losses upon the sale of our shares will not depend directly upon our net asset value, but will depend upon the market price of the shares at the time of sale. Since the market price of our shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond our control, we cannot predict whether the shares will trade at, below or above our net asset value. In addition, if our common stock trades below its net asset value, we will generally not be able to issue additional shares of our common stock to purchasers other than our existing stockholders at its market price without first obtaining the approval of our stockholders and our independent directors.

Provisions of the Delaware General Corporation Law and of our certificate of incorporation and bylaws could restrict a change in control and have an adverse impact on the price of our common stock.

        We are subject to provisions of the Delaware General Corporation Law that, in general, prohibit any business combination with a beneficial owner of 15% or more of our common stock for three years unless the holder's acquisition of our stock was either approved in advance by our Board of Directors or ratified by the Board of Directors and stockholders owning two-thirds of our outstanding stock not owned by the acquiring holder. Although we believe these provisions collectively provide for an opportunity to receive higher bids by requiring potential acquirers to negotiate with our Board of Directors, they would apply even if the offer may be considered beneficial by some stockholders.

        We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our certificate of incorporation classifying our Board of Directors in three classes serving staggered three-year terms, and provisions of our certificate of incorporation authorizing our Board of Directors to induce the issuance of additional shares of our stock. These provisions, as well as other provisions of our certificate of incorporation and bylaws, may delay, defer, or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

We could face losses and potential liability if intrusion, viruses or similar disruptions to our technology jeopardize our confidential information or that of users of our technology.

        Although we have implemented, and will continue to implement, security measures, our technology platform is and will continue to be vulnerable to intrusion, computer viruses or similar disruptive problems caused by transmission from unauthorized users. The misappropriation of proprietary information could expose us to a risk of loss or litigation.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        All statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement, other than historical facts, may constitute "forward-looking statements." These statements may relate to, among other things, future events or our future performance or financial condition. In some cases, you can identify forward-looking statements by terminology such as "may," "might," "believe," "will," "provided," "anticipate," "future," "could," "growth," "plan," "intend," "expect," "should," "would," "if," "seek," "possible," "potential," "likely" or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others: (1) adverse changes in interest rates; (2) our failure or inability to establish or maintain referral arrangements with investment bankers and business brokers to generate loan opportunities; (3) the loss of one or more of our executive officers, in particular David Gladstone, Terry Lee Brubaker, or George Stelljes III; (4) our inability to extend, refinance, or maintain our credit facility on terms reasonably acceptable to us, if at all; (5) our inability to successfully securitize our loan portfolio on terms reasonably acceptable to us, if at all; (6) the decision of our competitors to aggressively seek to make senior and subordinated loans to small and medium-sized businesses on terms more favorable than we intend to provide; and (7) those factors described in the "Risk Factors" section of this prospectus. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus.

USE OF PROCEEDS

        Unless otherwise specified in any prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of the Securities for general corporate purposes. We expect the proceeds to be used first to pay down existing short-term debt, then to make investments in small and mid-sized businesses in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. Indebtedness under our credit line facility currently accrues interest at the rate of approximately 6.36% and matures on October 18, 2007. We anticipate that substantially all of the net proceeds of any offering of Securities will be utilized in the manner described above within three months of the completion of such offering. Pending such utilization, we intend to invest the net proceeds of any offering of Securities primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

        We currently intend to distribute in the form of cash dividends, a minimum of 90% of our ordinary income and short-term capital gains, if any, on a quarterly basis to our stockholders in the form of monthly dividends. We intend to retain long-term capital gains and treat them as deemed distributions for tax purposes. We report the estimated tax characteristics of each dividend when declared while the actual tax characteristics of dividends are reported annually to each stockholder on Form 1099 DIV. There is no assurance that we will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of record of common stock, all cash distributions can be reinvested automatically under our Dividend Reinvestment Plan in additional whole and fractional shares. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in our Dividend Reinvestment Plan on the stockholder's behalf. See "Risk Factors—We will be subject to corporate level tax if we are unable to satisfy Internal Revenue Code requirements for RIC qualification;" "Dividend Reinvestment Plan;" and "Material U.S. Federal Income Tax Considerations."

        Our common stock is quoted on The Nasdaq Global Select Market under the symbol "GAIN." We completed the initial public offering of our common stock in June 2005 at a price of $15.00 per share. Prior to such date there was no public market for our common stock. Our common stock has historically traded at prices both above and below its net asset value. There can be no assurance, however, that any premium to net asset value will be attained or maintained. As of September 14, 2007, we had 30 stockholders of record.

        The following table sets forth the range of high and low sales prices of our common stock as reported on the Nasdaq Global Select Market (for periods prior to July 1, 2006, the Nasdaq National Market) and the dividends declared by us for the period from June 22, 2005, when public trading of our common stock commenced pursuant to our initial public offering, through September 14, 2007.

BID PRICE

	Net Asset Value per Share(1)		High	Low	Dividend Declared	Premium (Discount) of Low Sales Price to Net Asset Value(2)	Premium (Discount) of High Sales Price to Net Asset Value(2)
2006
Second Quarter (beginning June 22, 2005)		$13.93	$16.10	$14.68	$0.06	5.38%	15.58%
Third Quarter		$13.91	$14.96	$13.43	$0.12	(3.45)%	7.55%
Fourth Quarter		$13.88	$15.25	$13.84	$0.21	(0.29)%	9.87%
2007
First Quarter		$13.75	$15.01	$13.56	$0.21	(1.38)%	9.16%
Second Quarter		$13.71	$14.82	$13.50	$0.21	(1.53)%	8.10%
Third Quarter		$13.65	$15.31	$14.17	$0.21	3.81%	12.16%
Fourth Quarter		$13.46	$16.00	$14.41	$0.225	7.06%	18.87%
2008
First Quarter		$13.73	$15.20	$13.91	$0.225	1.31%	10.71%
Second Quarter (until September 14, 2007)	$	*	$14.39	$11.52	$0.225	* %	* %

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sale price. The net asset values shown are based on outstanding shares at the end of each period.

(2)
The premiums set forth in these columns represent the high or low, as applicable, closing price per share for the relevant quarter minus the net asset value per share as of the end of such quarter, and therefore may not reflect the premium to net asset value per share on the date of the high and low closing prices.

*
Not available

CONSOLIDATED SELECTED FINANCIAL DATA
(in thousands, except per share data)

        The following table summarizes our consolidated financial data. The summary financial data as of and for the fiscal year ended March 31, 2007 and the period June 22, 2005 (commencement of operations) to March 31, 2006 is derived from our audited consolidated financial statements included in this prospectus. The summary financial data as of and for the three months ended June 30, 2007 is derived from our unaudited consolidated financial statements included in this prospectus. You should read this data together with our consolidated financial statements and notes thereto presented elsewhere in this prospectus and the information under "Consolidated Selected Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" for more information.

	Three Months Ended June 30, 2007	Year Ended March 31, 2007	Period June 22, 2005 (commencement of operations) Through March 31, 2006
Total Investment Income	$6,299,929	$17,261,636	$7,370,856
Total Expenses	3,411,385	6,113,904	1,486,958

Net Investment Income	2,888,544	11,147,732	5,883,898
Net (Loss) Gain on Investments	5,381,922	(3,879,328)	170,399

Net Increase in Net Assets Resulting from Operations	$8,270,466	$7,268,404	$6,054,297

Per Share Data:
Net Increase in Net Assets Resulting from Operations:
Basic & Diluted	$0.50	$0.44	$0.37
Cash Distributions Declared per Share	0.225	0.855	0.39
Statement of Assets and Liabilities Data:
Total Assets	$363,079,575	$323,590,215	$230,323,807
Net Assets	227,334,192	222,818,509	229,841,697
Other Data:
Number of Portfolio Companies at Period End	53	47	22
New Investments	$72,601,227	$182,953,071	$160,646,470
Proceeds from Loan Repayments and Investments Sold	27,167,658	61,166,782	7,381,468
Total Return(1)	(2.93)%	4.36%	3.39%
Weighted Average Yield on Investments(2)	9.10%	8.72%	7.02%

(1)
Total return equals the increase of the ending market value over the beginning market value plus monthly dividends divided by the monthly beginning market value.

(2)
Weighted average yield on investments equals interest income on investments divided by the annualized weighted average investment balance throughout the year.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The following analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and the notes thereto contained elsewhere herein.

OVERVIEW

        We were incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005. We were primarily established for the purpose of investing in subordinated loans, mezzanine debt, preferred stock and warrants to purchase common stock of small and medium-sized companies in connection with buyouts and other recapitalizations. We also invest in senior secured loans, common stock and senior and subordinated syndicated loans. Our investment objective is to generate both current income and capital gains through these debt and equity instruments. We operate as a closed-end, non-diversified management investment company, and have elected to be treated as a business development company under the 1940 Act.

        We expect that our target portfolio over time will include mostly subordinated loans, mezzanine debt, preferred stock, and warrants to buy common stock. Structurally, subordinated loans and mezzanine loans usually rank lower in priority of payment to senior debt, such as senior bank debt, and may be unsecured. However, subordinated debt and mezzanine loans rank senior to common and preferred equity in a borrower's capital structure. Typically, subordinated debt and mezzanine loans have elements of both debt and equity instruments, offering returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity position. Due to its higher risk profile and often less restrictive covenants as compared to senior debt, mezzanine debt generally earns a higher return than senior secured debt. Any warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine debt also may include a "put" feature, which permits the holder to sell its equity interest back to the borrower at a price determined through a pre-determined formula.

        Our primary investment focuses are situations involving buyouts and recapitalizations of small and mid-sized companies with established management teams. We expect that our investments will generally range between $10 million and $30 million each, although this investment size may vary proportionately as the size of our capital base changes. We intend to invest either by ourselves or jointly with other buyout funds and/or management of the portfolio company, depending on the opportunity. If we are participating in an investment with one or more co-investors, then our investment is likely to be smaller than if we were investing alone.

        We invested a substantial portion of the proceeds of our initial public offering in senior secured syndicated loans, since these investments typically may be made more quickly than investments in companies undergoing a buyout or recapitalization. We employed this strategy in order to quickly invest our initial capital to generate current income, and have continued this strategy in order to build a portfolio of investments that may be securitized in the future to obtain financing to pay down borrowings and invest in additional buyout and recapitalization investments. At June 30, 2007, we had investments in 46 such syndicated loans. There can be no guarantee that we will be able to successfully securitize any loans in our portfolio.

        Senior secured syndicated loans typically involve a number of banks or other financial institutions and are generally more marketable than loans that are not syndicated. In order to invest in certain senior secured syndicated loans, we may purchase these investments at a premium or discount. We amortize premiums and discounts over the contractual life of the investment. In the event that an investment is sold prior to its contractual maturity date, we recognize a loss on any unamortized premium or a gain on any unamortized discount.

        Certain loan investments may have a form of interest that is not paid currently but is accrued and added to the loan balance and paid at the end of the term. This interest is called "paid in kind" interest or "PIK." We generally seek investments that do not generate PIK interest as we have to pay out this accrued interest as dividends to our stockholders and we may have to borrow money or raise additional capital in order to meet the tax test for RICs by having to pay out at least 90% of our income. As of June 30, 2007, none of our investments bore PIK interest.

        Original issue discount, or OID, arises when we extend a loan and receive an equity interest in the borrower at the same time. To the extent that the price paid for the equity is not at market value, we must allocate part of the price paid for the loan to the value of the equity. Then the amount allocated to the equity, the OID, must be amortized over the life of the loan. As with PIK interest, the amortization of OID also produces income that must be recognized for purposes of satisfying the distribution requirements for a RIC under Subchapter M of the Internal Revenue Code of 1986, which we refer to as the Code, whereas the cash is received, if at all, when the equity instrument is sold. We seek to avoid OID with all potential investments under review and as of June 30, 2007, we did not hold any investments with OID.

        In addition, as a business development company under the 1940 Act, we are required to make available significant managerial assistance to our portfolio companies. We provide these services through our Adviser, who provides these services on our behalf through its officers who are also our officers. Currently, neither we nor our Adviser charges a fee for managerial assistance, however, if our Adviser does receive fees for such managerial assistance, our Adviser will credit the managerial assistance fees to the base management fee due from us to our Adviser.

        Our Adviser receives fees for other services it provides to our portfolio companies. These other fees are typically non-recurring, are recognized as revenue when earned and are generally paid directly to our Adviser by the borrower or potential borrower upon closing of the investment. The services our Adviser provides to portfolio companies vary by investment, but generally include a broad array of services, such as investment banking services, arranging bank and equity financing, structuring financing from multiple lenders and investors, reviewing existing credit facilities, restructuring existing investments, raising equity and debt capital, turnaround management, merger and acquisition services and recruiting new management personnel. When our Adviser receives fees for these services, 50% of certain of those fees are credited against the base management fee that we pay to our Adviser. Any services of this nature subsequent to the closing would typically generate a separate fee at the time of completion.

        Our Adviser also receives fees for monitoring and reviewing portfolio company investments. These fees are recurring and are generally paid annually or quarterly in advance to our Adviser throughout the life of the investment. Fees of this nature are recorded as revenue by our Adviser when earned and are not credited against the base management fee.

        We may receive fees for the origination and closing services we provides to portfolio companies through our Adviser. These fees are paid directly to us and are recognized as revenue upon closing of the originated investment and are reported as fee income in the consolidated statements of operations.

        In the event that we expend significant effort in considering and negotiating a potential investment that ultimately is not consummated, we generally will seek reimbursement from the proposed borrower for our reasonable expenses incurred in connection with the transaction, including legal fees. Any amounts collected for expenses incurred by our Adviser in connection with unconsummated investments will be reimbursed to our Adviser. Amounts collected for these expenses incurred by us will be reimbursed to us and will be recognized in the period in which such reimbursement is received, however, there can be no guarantee that we will be successful in collecting any such reimbursements.

Our Adviser and Administrator

        Our Adviser is led by a management team which has extensive experience in our lines of business. Our Adviser also has a wholly-owned subsidiary, our Administrator, which employs our chief financial officer, chief compliance officer, controller, treasurer and their respective staffs. All of our executive officers are officers or directors, or both, of our Adviser and our Administrator.

        Our Adviser also provides investment advisory and administrative services to our affiliates Gladstone Commercial Corporation, a publicly traded real estate investment trust; Gladstone Capital Corporation, a publicly traded registered investment company; and Gladstone Land Corporation, an agricultural real estate company owned by Mr. Gladstone. All of our directors and executive officers also serve as either directors or executive officers, or both, of Gladstone Commercial and Gladstone Capital. In the future, our Adviser may provide investment advisory and administrative services to other funds, both public and private, of which it is the sponsor.

        We have been externally managed by our Adviser pursuant to an investment advisory and administrative agreement since our inception. Our Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the 1940 Act. Our Adviser is headquartered in McLean, Virginia, a suburb of Washington, D.C., and has offices in the states of New York, Illinois, Pennsylvania, New Jersey, Texas and Washington.

Investment Advisory and Management Agreement

        Pursuant to the investment advisory and management agreement, which we refer to as the Advisory Agreement, with our Adviser we pay our Adviser fees, as compensation for its services, consisting of a base management fee and an incentive fee.

        The base management fee is computed and payable quarterly and is assessed at an annual rate of 2.0% and was initially computed on the basis of the average value of our gross invested assets at the end of the two most recently completed quarters, which were total assets less the cash proceeds and cash and cash equivalent investments from the proceeds of our initial public offering that were not invested in debt and equity securities of portfolio companies. Beginning on January 1, 2007, the base management fee is assessed at an annual rate of 2.0% computed on the basis of the average value of our gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. This new calculation was originally scheduled to begin in periods after March 31, 2006; however, our Board of Directors accepted voluntary waivers from our Adviser that allowed the initial calculation of the base management fee to be effective through December 31, 2006.

        On April 11, 2007, our Board of Directors accepted a voluntary waiver from our Adviser to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5% to the extent that proceeds resulting from borrowings under our credit facility were used to purchase such syndicated loan participations. This waiver remains in effect and was applied during the three months ended March 31, 2007 and June 30, 2007.

        When our Adviser receives fees from our portfolio companies, such as investment banking fees, structuring fees or executive recruiting services fees, 50% of certain of these fees will be credited against the base management fee that we would otherwise be required to pay to our Adviser.

        In addition, our Adviser services the loans held by Gladstone Business Investment, LLC, or Business Investment, in return for which our Adviser receives a 2.0% annual fee based on the monthly aggregate balance of loans held by Business Investment. Since we own these loans, all loan servicing fees paid to our Adviser are treated as reductions against the 2.0% base management fee. Overall, the base management fee due to our Adviser cannot exceed 2.0% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year.

        The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards our Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the "hurdle rate"). We pay our Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income
allocated to income-related portion of incentive fee

        The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to our Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio.

Administration Agreement

        We have entered into an administration agreement with our Administrator, which we refer to as the Administration Agreement, whereby we pay separately for administrative services. The Administration Agreement provides for payments equal to our allocable portion of our Administrator's overhead expenses in performing its obligations under the Administration Agreement including, but not limited to, rent for employees of our Administrator, and our allocable portion of the salaries and benefits expenses of our chief financial officer, controller, chief compliance officer, treasurer and their respective staffs. Our allocable portion of expenses is derived by multiplying our Administrator's total allocable expenses by the percentage of our average total assets (the total assets at the beginning and end of each quarter) in comparison to the average total assets of all companies managed by our Adviser under similar agreements.

Critical Accounting Policies

        The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States, or GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ materially from those estimates. Our accounting policies are more fully described in the "Notes to Consolidated Financial Statements" contained elsewhere in this registration statement of which this prospectus is a part. We have identified our investment valuation process as our most critical accounting policy.

Investment Valuation

        The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

        General Valuation Policy:    Using procedures established by our Board of Directors, we value our investment portfolio each quarter. We carry our investments at fair value, as determined in good faith by or under the direction of our Board of Directors. Securities that are publicly traded, if any, are valued at the closing price of the exchange or securities market on which they are listed on the valuation date. Securities that are not traded on a public exchange or securities market, but for which a limited market exists and that have been rated by a nationally recognized statistical rating organizations, or NRSRO, (such as certain participations in syndicated loans) are valued at the indicative bid price offered by the respective originating syndication agent's desk on or near the valuation date.

        Debt and equity securities that are not publicly traded, for which a limited market does not exist, or for which a limited market exists but that have not been rated by a NRSRO (or for which we have various degrees of trading restrictions) are valued at fair value as determined in good faith by or under the direction of our Board of Directors. In making the good faith determination of the value of these securities, we start with the cost basis of the security, which includes the amortized OID and PIK interest, if any. We then apply the methods set out below in "Valuation Methods." Members of our Adviser's portfolio management team prepare the valuations of our investments in portfolio companies using the most recent portfolio company financial statements and forecasts. These individuals also consult with portfolio company senior management and ownership to obtain further updates on the portfolio company's performance, including information such as industry trends, new product development and other operational issues. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been obtained had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that we might reasonably expect to receive upon the current sale of the security.

        At June 30, 2007, we engaged Standard and Poor's Securities Evaluations, Inc., or SPSE, to submit opinions of value for our debt securities that are issued by portfolio companies where we have no equity, or equity-like securities. We request that SPSE also evaluate and assign values to success fees (conditional interest included in some loan securities) when we determine that the probability of receiving a success fee on a given loan is above 6-8%, a threshold of significance. We may also submit PIK interest to SPSE for valuation when it is determined the PIK interest is likely to be received. SPSE will only evaluate the debt portion of our investments for which we specifically request evaluation, and may decline to make requested evaluations for any reason at its sole discretion. We also add any amortized OID interest to the fair value, unless adverse factors lead to a determination of a lesser valuation. Upon completing our collection of data with respect to the investments (including the information described under "Credit Information," the risk ratings of the loans described under "Loan Grading and Risk Rating" and the factors described under "Valuation Methods"), this valuation data is forwarded to SPSE for review and analysis. SPSE makes its independent assessment of the data that we have assembled and assesses its independent data to form an opinion as to what they consider to be the market values for the securities. With regard to its work, SPSE has issued the following paragraph:

    SPSE provides evaluated price opinions which are reflective of what SPSE believes the bid side of the market would be for each loan after careful review and analysis of descriptive, market and credit information. Each price reflects SPSE's best judgment based upon careful examination of a variety of market factors. Because of fluctuation in the market and in other factors beyond its control, SPSE cannot guarantee these evaluations. The evaluations reflect the market prices, or estimates thereof, on the date specified. The prices are based on comparable market prices for similar securities. Market information has been obtained from reputable secondary market sources. Although these sources are considered reliable, SPSE cannot guarantee their accuracy.

        SPSE opinions of value of our debt securities that are issued by portfolio companies where we have no equity, or equity-like securities are submitted to our Board of Directors along with our Adviser's supplemental assessment and recommendation regarding valuation of each of these investments. Our Adviser generally accepts the opinion of value given by SPSE, however, in certain limited circumstances, such as when our Adviser may learn new information regarding an investment between the time of submission to SPSE and the date of the Board assessment, our Adviser's conclusions as to value may differ from the opinion of value delivered by SPSE. Our Board of Directors then reviews whether our Adviser has followed its established procedures for determinations of fair value, and votes to accept or reject the recommended valuation of our investment portfolio. Our Adviser and our management recommended, and the Board of Directors voted to accept, the opinions of value delivered by SPSE on the loans in our portfolio as denoted on the Schedule of Investments as of June 30, 2007 included in our consolidated financial statements.

        Because there is a delay between when we close an investment and when the investment can be evaluated by SPSE, new loans are not valued immediately by SPSE; rather, management makes its own determination about the value of these investments in accordance with our valuation policy. Because SPSE does not provide values for our equity securities, our Adviser determines the fair value of these investments using valuation policies approved by our Board of Directors.

        Credit Information:    Our Adviser monitors a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance. We and our Adviser participate in the periodic board meetings of our portfolio companies in which we hold control and affiliate investments and also require them to provide annual audited and monthly unaudited financial statements. Using these statements and board discussions, our Adviser calculates and evaluates the credit statistics.

        Loan Grading and Risk Rating:    As part of our valuation procedures we risk rate all of our investments in debt securities. For syndicated loans that have been rated by a NRSRO (as defined in Rule 2a-7 under the 1940 Act), we use the NRSRO's risk rating for such security. For all other debt securities, we use a proprietary risk rating system. Our risk rating system uses a scale of 0 to 10, with 10 being the lowest probability of default. This system is used to estimate the probability of default on debt securities and the probability of loss if there is a default. These types of systems are referred to as risk rating systems and are used by banks and rating agencies. The risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold.

        For the debt securities for which we do not use a third-party NRSRO risk rating, we seek to have our risk rating system mirror the risk rating systems of major risk rating organizations, such as those provided by a NRSRO. While we seek to mirror the NRSRO systems, we cannot provide any assurance that our risk rating system will provide the same risk rating as a NRSRO for these securities. The following chart is an estimate of the relationship of our risk rating system to the designations used by two NRSROs as they risk rate debt securities of major companies. Because our system rates debt securities of companies that are unrated by any NRSRO, there can be no assurance that the correlation to the NRSRO set out below is accurate. We believe our risk rating would be significantly higher than a typical NRSRO risk rating because the risk rating of the typical NRSRO is designed for larger businesses. However, our risk rating has been designed to risk rate the securities of smaller businesses that are not rated by a typical NRSRO. Therefore, when we use our risk rating on larger business securities, the risk rating is higher than a typical NRSRO rating. The primary difference between our risk rating and the rating of a typical NRSRO is that our risk rating uses more quantitative determinants and includes qualitative determinants that we believe are not used in the NRSRO rating. It is our understanding that most debt securities of medium-sized companies do not exceed the grade of BBB on a NRSRO scale, so there would be no debt securities in the middle market that would meet the definition of AAA, AA or A. Therefore, our scale begins with the designation 10 as the best risk rating which may be equivalent to a BBB from a NRSRO, however, no assurance can be given that a 10 on our scale is equal to a BBB on a NRSRO scale.

Company's System	First NRSRO	Second NRSRO	Gladstone Investment's Description(a)
>10	Baa2	BBB	Probability of Default (PD) during the next ten years is 4% and the Expected Loss (EL) is 1% or less
10	Baa3	BBB-	PD is 5 and the EL is 1 to 2%
9	Ba1	BB+	PD is 10 and the EL is 2 to 3%
8	Ba2	BB	PD is 16 and the EL is 3 to 4%
7	Ba3	BB-	PD is 17.8 and the EL is 4 to 5%
6	B1	B+	PD is 22 and the EL is 5 to 6.5%
5	B2	B	PD is 25 and the EL is 6.5 to 8%
4	B3	B-	PD is 27 and the EL is 8 to 10%
3	Caa1	CCC+	PD is 30 and the EL is 10.0 to 13.3%
2	Caa2	CCC	PD is 35 and the EL is 13.3 to 16.7%
1	Caa3	CC	PD is 65 and the EL is 16.7 to 20%
0	N/a	D	PD is 85 or there is a Payment Default and the EL is greater than 20%

(a)
The default rates set forth are for a ten year term debt security. If a debt security is less than ten years, then the probability of default is adjusted to a lower percentage for the shorter period, which may move the security higher on our risk rating scale.

        The above scale gives an indication of the probability of default and the magnitude of the loss if there is a default. Our policy is to stop accruing interest on an investment if we determine that interest is no longer collectible. At June 30, 2007 and March 31, 2007, no payments were past due on any of our debt securities. Additionally, we do not risk rate our equity securities.

        The following table lists the risk ratings for all non-syndicated loans in our portfolio at June 30, 2007, March 31, 2007 and March 31, 2006 representing approximately 40%, 44% and 31%, respectively, of all loans in our portfolio:

Rating	June 30, 2007	March 31, 2007	March 31, 2006
Highest	8.0	8.0	6.0
Average	6.1	5.7	5.3
Weighted Average	5.5	5.0	5.3
Lowest	3.0	2.0	5.0

        The following table lists the risk ratings for syndicated loans in our portfolio that were not rated by an NRSRO at June 30, 2007, March 31, 2007 and March 31, 2006, representing approximately 14%, 14% and 12%, respectively, of all loans in our portfolio at the end of each period:

Rating	June 30, 2007	March 31, 2007	March 31, 2006
Highest	8.0	8.0	9.0
Average	7.5	7.2	7.8
Weighted Average	7.6	7.3	7.7
Lowest	6.0	6.0	7.0

        For syndicated loans that are currently rated by an NRSRO, we risk rate such loans in accordance with the risk rating systems of major risk rating organizations such as those provided by a NRSRO. The following table lists the risk ratings for all syndicated loans in our portfolio that were rated by an NRSRO at June 30, 2007, March 31, 2007 and March 31, 2006, representing approximately 46%, 42% and 57%, respectively, of all loans in our portfolio:

Rating	June 30, 2007	March 31, 2007	March 31, 2006
Highest	BB/Ba2	BB-/Ba2	BB/Ba2
Average	B+/B1	B+/B1	B+/B1
Weighted Average	B+/B1	B+/B1	B/B2
Lowest	B/B1	B/B2	B/B2

        Valuation Methods:    We determine the value of publicly-traded debt securities based on the closing price for the security on the exchange or securities market on which it is listed on the valuation date. We value debt securities that are not publicly traded, but for which a limited market for the security exists, such as certain participations in syndicated loans, at the indicative bid price offered by the respective originating syndication agent's trading desk on or near the valuation date. At June 30, 2007, none of the debt securities in our portfolio were publicly traded and there was a limited market for 46 debt securities in our portfolio. At March 31, 2007, none of the debt securities in our portfolio were publicly traded and there was a limited market for 42 debt securities in our portfolio. At March 31, 2006, none of the debt securities in our portfolio were publicly traded and there was a limited market for 19 debt securities in our portfolio.

        Debt securities that are issued by portfolio companies where we have an equity, or equity-like interest that are not publicly traded, for which there is no market, or for which there is a market but the securities have not been rated by a NRSRO, are valued at cost, if there is adequate total enterprise value determined when valuing our equity holdings in the borrower. Fair values are discounted for any shortfall of total enterprise value over the total debt outstanding for the borrower.

        For debt securities that are not publicly traded and that are issued by portfolio companies where we have no equity, or equity-like securities, for which there is no market, or for which there is a market but the securities have not been rated by a NRSRO, we begin with the risk rating designation of the security as described above. Using this risk rating designation, we seek to determine the value of the security as if we intended currently to sell the security and consider some or all of the following factors:

  •
  the cost basis and the type of the security;

  •
  the nature and realizable value of the collateral;

  •
  the portfolio company's ability to make payments and discounted cash flow;

  •
  reports from portfolio company senior management and board meetings;

  •
  reported values of similar securities of the portfolio company or comparable companies; and

  •
  changes in the economy affecting the portfolio company.

        We value convertible debt, equity, success or exit fees or other equity-like securities for which there is a market based on the market prices for such securities, even if that market is not robust. At June 30, 2007, March 31, 2007 and March 31, 2006, there was no market for any of the equity securities we owned. To value convertible debt, equity, success or exit fees or other equity-like securities for which no market exists, we use the same information we would use for a debt security valuation described above, except risk-rating, as well as standard valuation techniques used by major valuation firms to value the equity securities of private companies. These valuation techniques also include discounted cash flow of the expected sale price in the future, valuation of the securities based on recent sales to third parties in comparable transactions, or a review of similar companies that are publicly traded and the market multiple of their equity securities. In gathering the sales to third parties of similar securities, we may reference industry statistics and use outside experts. At June 30, 2007 we had $28.9 million invested, at cost, in equity securities compared to our debt portfolio with a cost basis of $291.0 million. At March 31, 2007, we had $28.6 million invested, at cost, in equity securities compared to our debt portfolio with a cost basis of $246.0 million. At March 31, 2006 we had $12.8 million invested, at cost, in equity securities compared to our debt portfolio with a cost basis of $140.5 million.

        At June 30, 2007, we had total unrealized appreciation of approximately $1.8 million, which was primarily comprised of net unrealized appreciation of our equity investments in our Control and Affiliate investments. At March 31, 2007, we had total unrealized depreciation of approximately $3.7 million, which was primarily comprised of net unrealized depreciation of our preferred and common stock in Chase II Holdings Corp. At March 31, 2006 we had total unrealized appreciation of approximately $113,000, which was mainly composed of net unrealized appreciation of our syndicated loan investments.

Tax Status

  Federal Income Taxes

        We currently qualify and intend to continue to qualify for treatment as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. As a RIC, we are not subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To qualify as a RIC, we are required to distribute to stockholders at least 90% of investment company taxable income, as defined by the Code. It is our policy to pay out as a dividend up to 100% of those amounts.

        In an effort to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year, an amount at least equal the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years.

Revenue Recognition

  Interest and Dividend Income Recognition

        Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. We will stop accruing interest on investments when it is determined that interest is no longer collectible. There were no uncollectible accounts at June 30, 2007, March 31, 2007 or March 31, 2006. Conditional interest, or a success fee, is recorded when earned upon full repayment of a loan investment. To date we have not recorded any conditional interest. Dividend income on preferred equity securities is accrued to the extent that such amounts are expected to be collected and that we have the option to collect such amounts in cash. To date, we have not accrued any dividend income.

  Services Provided to Portfolio Companies

        As a business development company under the 1940 Act, we are required to make available significant managerial assistance to our portfolio companies. We provide these services through our Adviser, who provides these services on our behalf through its officers who are also our officers. Currently, neither we nor our Adviser charges a fee for managerial assistance, however, if our Adviser does receive fees for such managerial assistance, our Adviser will credit the managerial assistance fees to the base management fee due from us to our Adviser.

        Our Adviser receives fees for other services it provides to our portfolio companies. These other fees are typically non-recurring, are recognized as revenue when earned and are generally paid directly to our Adviser by the borrower or potential borrower upon closing of the investment. The services our Adviser provides to portfolio companies vary by investment, but generally include a broad array of services, such as investment banking services, arranging bank and equity financing, structuring financing from multiple lenders and investors, reviewing existing credit facilities, restructuring existing investments, raising equity and debt capital, turnaround management, merger and acquisition services and recruiting new management personnel. When our Adviser receives fees for these services, 50% of certain of those fees are credited against the base management fee that we pay to our Adviser. Any services of this nature subsequent to the closing would typically generate a separate fee at the time of completion.

        Our Adviser also receives fees for monitoring and reviewing portfolio company investments. These fees are recurring and are generally paid annually or quarterly in advance to our Adviser throughout the life of the investment. Fees of this nature are recorded as revenue by our Adviser when earned and are not credited against the base management fee.

        We may receive fees for the origination and closing services we provides to portfolio companies through our Adviser. These fees are paid directly to us and are recognized as revenue upon closing of the originated investment and are reported as fee income in the consolidated statements of operations.

RESULTS OF OPERATIONS

Three months ended June 30, 2007 compared to the three months ended June 30, 2006

Investment Income

        Investment income for the three months ended June 30, 2007 increased $2,436,491 to $6,299,929 compared to investment income of $3,863,438 for the three months ended June 30, 2006.

        Interest income from Non-Control/Non-Affiliate investments increased $1,284,075 to $3,248,555 for the three months ended June 30, 2007 compared to $1,964,480 for the three months ended June 30, 2006. This increase was mainly the result of approximately $72 million of additional Non-Control/Non-Affiliate investments at June 30, 2007 compared to the prior year period.

        Interest income from Control investments was $2,564,992 for the three months ended June 30, 2007 representing interest on our loan investments to our Control affiliates compared to interest income of $1,190,302 for the three months ended June 30, 2006. The increase of $1,374,690 is directly attributable to the addition of two Control investments compared to the prior year period.

        Interest income from Affiliate investments was $426,563 for the three months ended June 30, 2007 representing interest on our loan investments to our Non-Control affiliates. At June 30, 2006, we had not yet invested in any Affiliate investments.

        Interest income from cash and equivalents decreased $654,648 to $53,692 for the three months ended June 30, 2007 from $708,340 for the three months ended June 30, 2006. This decrease is the result of the complete investment of the proceeds of our initial public offering in Control, Affiliate and Non-Control/Non-Affiliate investments. At June 30, 2006 we had approximately $40 million of cash equivalents invested in treasury securities and at June 30, 2007 we had no investments in treasury securities as all of the proceeds from our initial public offering had been invested.

        The weighted average yield on our portfolio of investments, excluding cash and cash equivalents, was 9.10% for the three months ended June 30, 2007 and 8.77% for the three months ended June 30, 2006. This increase is largely the result of rising interest rates and the increase in our investments in non-syndicated loans that typically bear higher interest rates than those of syndicated loans.

Operating Expenses

        Operating expenses for the three months ended June 30, 2007 were $3,795,260 compared to $1,282,274 for the three months ended June 30, 2006, representing an overall increase of $2,512,986.

        For the three months ended June 30, 2007, we incurred a base management fee of $359,689 after reductions for loan servicing fees received by our Adviser of $1,194,418. We also received credits against our base management fee of $383,875 which is comprised of $293,000 resulting from reduced fees on syndicated loan participations and $90,875 resulting from investment banking fees paid to the Adviser during the period, resulting in a net management fee credit of $24,186 for the three months ended June 30, 2007. For the three months ended June 30, 2006, we incurred a base management fee of $801,309. The gross base management fees before the reductions for loan servicing fees of $1,554,107, increased in the current period due to the growth of the investment portfolio as compared to the same period of the prior year, however, the increase was partially offset by credits against the management fee of $359,689 in the current fiscal quarter of which there were none in the prior year quarter. The base management fee is currently computed quarterly as described under "Investment Advisory and Management Agreement."

        Loan servicing fees of $1,194,418 were incurred for the three months ended June 30, 2007. These fees were incurred in connection with a loan servicing agreement between Business Investment and our Adviser, which is based on the size of the aggregate outstanding loan portfolio. These fees reduced the amount of the management fee due to our Adviser as noted above.

        The administration fee payable to our Administrator was $207,814 for the three months ended June 30, 2007 compared to $115,389 for the three months ended June 30, 2006. This fee consists of our allocable portion of our Administrator's rent and other overhead expenses, and our allocable portion of the salaries and benefits of our chief financial officer, chief compliance officer, treasurer, controller and their respective staffs. Our allocable portion of expenses is derived by multiplying the percentage of our average assets (the assets at the beginning and ending of each quarter) in comparison to the average assets of all companies managed by our Adviser. The increase was mainly attributable to the personnel growth of our Administrator.

        Directors' fees for the three months ended June 30, 2007 and 2006 were $54,800 and $43,250, respectively. Directors' fees consist of the amortization of the directors' annual stipend and individual meeting fees. The increase is due to fewer committee meetings held on days other than full board meeting dates in the prior year quarter.

        Insurance expense for the three months ended June 30, 2007 was $62,941 compared to $72,611 for the three months ended June 30, 2006. Insurance expense consists of the amortization of the directors and officers insurance policy and professional liability policy premiums.

        Professional fees for the three months ended June 30, 2007 were $155,666, an increase of $75,918 over the professional fees for the three months ended June 30, 2006 of $79,748. Professional fees primarily consist of legal fees and audit and accounting fees. The increase is mainly due to an increase in audit fees related to our compliance with Sarbanes-Oxley regulations, tax fees for our prior period tax returns and direct consulting and legal fees incurred on potential investments that were not executed.

        Stockholder related costs decreased $55,877 for the three months ended June 30, 2007 to $37,889 from $93,766 in the three months ended June 30, 2006. Stockholder related costs consist of the amortization of annual Nasdaq listing fees, transfer agent fees, annual report printing fees, Securities and Exchange Commission ("SEC") filing fees and press release costs. The decrease is primarily related to the timing of annual report and proxy printing cost accruals when compared to the prior year period.

        Interest expense for the three months ended was $1,414,262 and resulted from borrowings on our credit facility during the three months ended June 30, 2007, which were used to finance our investment purchases during the quarter.

        Deferred finance cost amortization for the three months ended June 30, 2007 was $209,840 and is directly attributable to the amortization of the capitalized finance costs associated with our credit facility.

        Taxes and licenses expense for the three months ended June 30, 2007 was $41,807 and was primarily comprised of franchise taxes due to the state of Delaware and other fees surrounding state and regulatory licensing, registration and other corporate filing fees. The decrease of $15,300 compared to the prior year period is the result of the timing of the accruals of the franchise tax to the state of Delaware compared to the prior year.

        Other expenses for the three months ended June 30, 2007 were $56,134 compared to $19,094 for the three months ended June 30, 2006. Other expenses consist primarily of direct expenses such as travel related specifically to our portfolio companies, loan evaluation services for our portfolio companies and backup servicer expenses. The overall increase of $37,040 is mainly due to the increase in direct expenses as the overall size of our investment portfolio grew from the prior year period.

Realized and Unrealized Loss on Investments

        For the three months ended June 30, 2007, we recognized a net loss on the sale of four loan participations aggregating $48,247 and we recorded net unrealized appreciation of investments in the aggregate amount of $5,430,169. The net unrealized appreciation of our investments for the three months ended June 30, 2007 was primarily related to an increase in market value of our equity investments of our Control and Affiliate investments over the three month period compared to their fair market value at March 31, 2007.

Net Increase in Net Assets from Operations

        Overall, we realized a net increase in net assets resulting from operations of $8,270,466 for the three months ended June 30, 2007 as a result of the factors discussed above. Our net increase in net assets from operations per basic and diluted weighted average common share for the three months ended June 30, 2007 was $0.50 compared to $0.08 for the three months ended June 30, 2006.

For the fiscal year ended March 31, 2007 compared to the period June 22, 2005 (commencement of operations) to March 31, 2006.

Investment Income

        Investment income for the year ended March 31, 2007 was $17,261,636, compared to investment income for the period June 22, 2005 (commencement of operations) to March 31, 2006 of $7,370,856.

        Interest income from Non-Control/Non-Affiliate investments increased $7,121,687 to $9,572,593 for the year ended March 31, 2007, compared to $2,450,906 for the period June 22, 2005 (commencement of operations) to March 31, 2006. This increase was mainly the result of additional Non-Control/Non-Affiliate investments made during the year ended March 31, 2007 compared to the prior year period, coupled with the incremental investment activity over the shortened prior year period.

        Interest income from Control investments was $5,486,060 for the year ended March 31, 2007, compared to $255,059 for the period June 22, 2005 (commencement of operations) to March 31, 2006. This increase is mainly attributable to the purchase of two additional Control investments, as well as holding the three Control investments purchased in the prior year for a full fiscal year.

        Interest income from Affiliate investments was $535,629 for year ended March 31, 2007 representing interest on our loan investments to our Non-Control affiliates. At March 31, 2006, we had not yet invested in any Affiliate investments.

        Interest income from cash and equivalents decreased $2,773,059 to $1,661,647 for year ended March 31, 2007 from $4,434,706 for the period June 22, 2005 (commencement of operations) to March 31, 2006. This decrease is the result of the complete investment of the proceeds of our initial public offering in Control, Affiliate and Non-Control/Non-Affiliate investments.

        The annualized weighted average yield on our portfolio of investments, excluding cash and cash equivalents, was 8.72% for the year ended March 31, 2007, compared to 7.02% for the period June 22, 2005 (commencement of operations) to March 31, 2006.

        For the period June 22, 2005 (commencement of operations) to March 31, 2006 we recognized fee income of $230,000 representing financing fees from the acquisition of one Control Investment. No fee income was recorded during fiscal 2007.

        Other income increased $5,522 to $5,707 for the year ended March 31, 2007 from $185 in the prior year period. Other income is comprised of loan amendment fees that are amortized over the remaining lives of the respective loans.

Operating Expenses

        Operating expenses for year ended March 31, 2007 were $6,991,487 compared to $2,041,547 for the period June 22, 2005 (commencement of operations) March 31, 2006, representing an overall increase of $4,949,940.

        For the year ended March 31, 2007, we incurred gross base management fees of $3,981,970, less credits for fees received by our Adviser of $1,568,854, for a net management fee of $2,413,116 as compared to the period June 22, 2005 (commencement of operations) to March 31, 2006, in which we incurred gross base management fees of $915,360. The base management fee is currently computed quarterly as described under "Investment Advisory and Management Agreement." The fees increased in the current period due to the growth of the investment portfolio as compared to the same period of the prior year, however, the increase was partially offset by increased credits against the management fee in the current fiscal year of $877,583 compared to $554,589 in the prior fiscal year.

        Loan servicing fees of $1,568,854 were incurred for the year ended March 31, 2007. These fees were incurred in connection with a loan servicing agreement between Business Investment and our Adviser, which is based on the size of the aggregate outstanding loan portfolio. These fees reduced the amount of the base management fee due to our Adviser. There were no loan servicing fees in the prior period as we did not enter into our credit facility until October 2006.

        The administration fee incurred to our Administrator was $526,595 for the year ended March 31, 2007 compared to $288,471 for the period June 22, 2005 (commencement of operations) to March 31, 2006. This fee consists of our allocable portion of our Administrator's rent and other overhead expenses, and our allocable portion of the salaries and benefits of our chief financial officer, chief compliance officer, treasurer, controller and their respective staffs. The increase was mainly attributable to the personnel growth of our Administrator and fewer periods included in the prior year period.

        Interest expense for the year ended March 31, 2007 was $607,661 and resulted from borrowings on our credit facility in the third and fourth quarters of fiscal 2007, which were used to finance our investment purchases during those quarters. Interest expense for the period June 22, 2005 (commencement of operations) to March 31, 2006 was $378 and consisted of interest due on a loan payable to an affiliate, which was repaid in June 2005.

        Deferred finance cost amortization for the year ended March 31, 2007 was $233,779 and is directly attributable to the amortization of the capitalized finance costs associated with our credit facility.

        Professional fees for the year ended March 31, 2007 were $586,028, an increase of $422,659 over the professional fees for the period June 22, 2005 (commencement of operations) to March 31, 2006 of $163,369. Professional fees primarily consist of legal fees and audit and accounting fees. The increase is mainly due to the shortened prior year period, an increase in audit fees related to our compliance with Sarbanes-Oxley regulations and direct consulting and legal fees incurred on potential investments that were not executed.

        Stockholder related costs increased $183,920 for the year ended March 31, 2007 to $273,483 from $89,563 in the period June 22, 2005 (commencement of operations) to March 31, 2006. Stockholder related costs consist of the amortization of annual Nasdaq listing fees, transfer agent fees, annual report printing fees, Securities and Exchange Commission ("SEC") filing fees and press release costs. The increase in stockholder related costs is mainly due to the shortened prior year period and fees incurred in connection with our inaugural annual meeting of stockholders on August 10, 2006.

        Insurance expense for the year ended March 31, 2007 was $262,339, compared to $184,642 for the period June 22, 2005 (commencement of operations) to March 31, 2006. Insurance expense consists of the amortization of the directors and officers insurance policy and professional liability policy. The increase of $77,697 is mainly due to our policies not beginning until August 2005, thereby resulting in the amortization of only eight months of insurance premiums in the prior year period.

        Directors' fees for the year ended March 31, 2007 and the period June 22, 2005 (commencement of operations) to March 31, 2006 were $208,100 and $160,000, respectively. Directors' fees consist of the amortization of the directors' annual stipend and individual meeting fees. The directors' fees for the prior year period were not declared until July 2005 and, therefore, only nine months of expense was recognized in the prior year.

        Taxes and licenses expense for the year ended March 31, 2007 was $168,873 and was primarily comprised of franchise taxes due to the state of Delaware and other fees surrounding state and regulatory licensing, registration and other corporate filing fees. For the period June 22, 2005 (commencement of operations) to March 31, 2006, taxes and licenses expense was $195,270 and consisted of approximately $185,000 related to franchise taxes to the state of Delaware for calendar year 2005 and the first quarter of calendar year 2006. The maximum franchise tax to be paid to the state of Delaware for a calendar year is $165,000; however the prior fiscal year expense includes franchise tax from our date of incorporation in February 2005 through December 31, 2005, in addition to an accrual of $41,250 for January through March of the 2006 calendar year.

        Other expenses for the year ended March 31, 2007 were $142,659, compared to $37,492 for the period June 22, 2005 (commencement of operations) to March 31, 2006. Other expenses consist primarily of direct expenses such as travel related specifically to our portfolio companies, loan evaluation services for our portfolio companies and backup servicer expenses. The overall increase of $105,167 is mainly due to the increase in direct expenses as the overall size of our investment portfolio grew from the prior year period and fewer direct expenses from the shorter prior year period.

Realized and Unrealized Loss on Investments

        For the year ended March 31, 2007, we recognized a net loss on the sale of nine loan participations in the aggregate amount of $93,850 and we recorded net unrealized depreciation of investments in the aggregate amount of $3,785,478.

        At March 31, 2006, the fair value of our investment portfolio exceeded the cost basis of our portfolio by approximately $113,000. At March 31, 2007, the fair value of our investment portfolio was less than the cost basis of our portfolio by approximately $3.7 million, representing an unrealized loss of approximately $3.8 million for the fiscal year. This decrease is primarily the result of the decline in market value of the equity securities from one of our Control investments.

Net Increase in Net Assets from Operations

        Overall, we realized a net increase in net assets resulting from operations of $7,268,404 for the year ended March 31, 2007 as a result of the factors discussed above. Our net increase in net assets from operations per basic and diluted weighted average common share for the year ended March 31, 2007 was $0.44 and our net increase in net assets from operations per basic and diluted weighted average common share for the period June 22, 2005 (commencement of operations) to March 31, 2006 was $0.37.

        We will continue to incur base management fees which are likely to increase as our investment portfolio grows, and we may begin to incur incentive fees. Our administrative expenses payable to our Administrator are also likely to grow during future periods as our average assets increase in comparison to our average assets at March 31, 2007 and as the expenses incurred by our Administrator to support our operations increase.

LIQUIDITY AND CAPITAL RESOURCES

Operating Activities

        Net cash used in operating activities for the three months ended June 30, 2007 was approximately $33.8 million and consisted primarily of the purchase of investments and the net unrealized appreciation of our investments, offset by repayments and sales of existing portfolio investments and an increase in amounts due from custodian.

        A summary of our investment activity for the three months ended June 30, 2007 is as follows:

Quarter Ended	New Investments	Principal Repayments	Investments Sold	Loss on Disposal
June 30, 2007	$72,601,227	$21,358,187	$5,809,471	$(48,247)

        At March 31, 2007, we held investments in Non-Control/Non-Affiliates of approximately $138.6 million and we held investments in Control and Affiliate investments of approximately $136.1 million at cost. At March 31, 2006, we held investments in Non-Control/Non-Affiliates of approximately $97.4 million and we held investments in Control investments of approximately $55.8 million at cost.

        During the year ended March 31, 2007 and the period from June 22, 2005 (commencement of operations) to March 31, 2006, the following investment activity occurred during each quarter of the respective fiscal year:

Quarter Ended	New Investments	Principal Repayments	Investments Sold	Net Gain/(Loss) on Disposal
June 30, 2006	$33,665,549	$874,222	$15,548,453	$3,273
September 30, 2006	15,812,230	5,964,245	999,436	(1,934)
December 31, 2006	69,372,847	3,610,221	3,043,000	(2,283)
March 31, 2007	64,102,446	19,973,880	11,247,175	(92,906)

Total fiscal year 2007	$182,953,072	$30,422,568	$30,838,064	$(93,850)

June 30, 2005	$—	$—	$—	$—
September 30, 2005	40,844,381	333,363	—	—
December 31, 2005	23,376,958	1,043,120	2,000,000	38,056
March 31, 2006	96,425,131	425,054	3,522,500	19,375

Total fiscal year 2006	$160,646,470	$1,801,537	$5,522,500	$57,431

        The following table summarizes the contractual principal amortization and maturity of our investment portfolio by fiscal year at June 30, 2007:

Fiscal Year Ended March 31,	Amount
2008	$8,916,361
2009	9,881,115
2010	9,576,865
2011	50,649,610
2012	43,380,812
Thereafter	168,055,388

Total contractual repayments	$290,460,151

Investments in equity securities	$28,898,802
Unamortized premiums on debt securities	509,464

Total	$319,868,417

        Net cash used in operating activities for the year ended March 31, 2007 was approximately $122.7 million and consisted primarily of the purchase of investments, an increase in our investment interest receivable and amounts due from custodian and a decrease in our base management fee payable to our Adviser, offset by sales and repayments of existing portfolio investments, increases in loan servicing and administration fees payable, net amortization of loan premiums and unrealized depreciation of our portfolio investments.

        Net cash used in operating activities for the period June 22, 2005 (commencement of operations) to March 31, 2006 was approximately $148.1 million and consisted of the funding of our portfolio investments and their respective principal repayments, net investment income generated from our portfolio and short-term investments, an increase in accounts payable, base management fee and administrative fees payable and accrued expenses offset by an increase in interest receivable and prepaid assets.

Financing Activities

        During the three months ended June 30, 2007, we recorded net borrowings under our credit facility of $34.4 million which were used to purchase new investments.

        For the three months ended June 30, 2007, our dividends paid of $3,726,022 exceeded our net investment income (including realized losses) by $885,725. We declared these dividends based on our estimates of net investment income for the fiscal year. Our investment pace continues to be slower than expected in our second year of operations and, consequently, our net investment income was lower than our original estimates.

        During the year ended March 31, 2007, we recorded net borrowings under our credit facility of $100.0 million, which were used to purchase new investments. As a result of our credit facility, we incurred approximately $862,000 of legal, accounting and other associated expenses that will be amortized over the remaining life of the facility.

        For the year ended March 31, 2007, our dividends paid of $14,158,885 exceeded our net investment income (including realized losses) by $3,105,003. We declared these dividends based on our estimates of net investment income for the fiscal year. Our investment pace continues to be slower than expected in our second year of operations and, consequently, our net investment income was lower than our original estimates. A portion of the dividends declared during fiscal 2007 were treated as a return of capital to our stockholders.

        For the period June 22, 2005 (commencement of operations) to March 31, 2006 cash provided by financing activities consisted of the net proceeds from the initial public offering of $230,292,203 (which includes $30.1 million of proceeds received in July 2005 in connection with the closing of the underwriters' over-allotment option and other related offering costs and does not include approximately $48,000 of offering costs incurred prior to fiscal 2006), partially offset by the payment of dividends of $6,458,439 and the repayment of the loan payable to affiliate of $50,000. Our dividends paid of $6,458,439 for the 2006 fiscal year exceeded net investment income (including realized gains) by $517,110. We declared these dividends based on estimates of net investment income for the 2006 fiscal year. Our investment pace was slower than expected in our first year of operations and consequently, net investment income was lower than originally anticipated. A portion of the dividends declared during fiscal 2006 were treated as a return of capital to our stockholders.

        We anticipate issuing equity securities to obtain additional capital in the future. The terms of the future equity issuances cannot be determined and there can be no assurances that the equity markets will be available to us on terms we deem favorable, if at all. We have filed a registration statement with the SEC, of which this prospectus is a part, that, once declared effective by the SEC, would permit us to issue, through one or more transactions, up to an aggregate of $300 million in securities, consisting of common stock, preferred stock and/or debt securities. As of June 30, 2007 we have incurred approximately $161,000 of costs in connection with this registration statement. We may not issue any securities under this registration statement until the SEC has declared the registration statement effective.

Revolving Credit Facility

        Through our wholly-owned subsidiary, Business Investment, we have a $200 million revolving credit facility which we refer to as the Credit Facility. On October 19, 2006, we executed a purchase and sale agreement pursuant to which we agreed to sell certain loans to Business Investment in consideration for a membership interest therein. Simultaneously, Business Investment executed a credit agreement, which we refer to as the Credit Agreement, with Deutsche Bank AG, New York Branch, or Deutsche Bank, as administrative agent, and others, pursuant to which Business Investment pledged the loans purchased from us to secure future advances by certain institutional lenders. Availability under the Credit Facility will terminate on October 18, 2007, unless extended in the discretion of the lenders at the request of Business Investment. Interest is payable monthly during the term of the Credit Facility and principal is payable out of collections on loans purchased from us during the period following the date of which availability for advances has terminated through maturity. The Credit Facility will mature two years following the date on which availability for advances has terminated and on such date, all principal, interest and other amounts owing under the Credit Facility will be due and payable. Interest rates charged on the advances under the facility are based on the rate paid by the lenders on commercial paper notes issued by such lenders to fund some or all of the advances, the London Interbank Offered Rate, or LIBOR, the Prime Rate or the Federal Funds Rate, depending on market conditions, and adjusts periodically. As of June 30, 2007, there was an outstanding principal balance of $134.4 million under the Credit Facility at an interest rate of approximately 5.33%. Available borrowings are subject to various constraints imposed under the Credit Agreement, based on the aggregate loan balance pledged by Business Investment, which varies as loans are added and repaid, regardless of whether such repayments are early prepayment or are made as contractually required. At June 30, 2007, the remaining borrowing capacity available under the Credit Facility was approximately $66 million. We have requested a renewal of the credit facility, however, any such renewal be granted in the discretion of the lenders and there can be no guarantee that we will be able to renew the Credit Facility on terms that are favorable to us, if at all. In the event that we are not able to renew or refinance the Credit Facility this could have a material adverse impact on our liquidity and ability to fund new investments.

        The Credit Facility contains covenants that require Business Investment to maintain its status as a separate entity; prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions); and restrict material changes to our credit and collection policies. The facility also restricts some of the terms and provisions (including interest rates, terms to maturity and payments schedules) and limits the borrower and industry concentrations of loans that are eligible to secure advances. As of June 30, 2007, Business Investment was in compliance with all of the facility covenants. We currently intend to securitize some or all of the loans held by Business Investment and if we are able to do so, we will use the proceeds from the securitization to pay down any amounts then outstanding under the revolving credit facility.

        The administrative agent also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into lockbox accounts controlled by Deutsche Bank. Once a month, Deutsche Bank remits the collected funds to the Company after payment of any interest and expenses provided for under the Credit Agreement.

        Our Adviser services the loans pledged under the Credit Facility. As a condition to this servicing arrangement, we executed a performance guaranty pursuant to which we guaranteed that our Adviser would comply fully with all of its obligations under the Credit Facility. The performance guaranty requires us to maintain a minimum net worth of $100 million and to maintain "asset coverage" with respect to "senior securities representing indebtedness" of at least 200%, in accordance with Section 18 of the 1940 Act. As of June 30, 2007, we were in compliance with our covenants under the performance guaranty.

Dividends

        In order to qualify as a RIC and to avoid corporate level tax on the income we distribute to our stockholders, we are required, under Subchapter M of the Code, to distribute at least 90% of our ordinary income and realized net short-term capital gains to our stockholders on an annual basis. In accordance with these requirements, we declared the following dividends:

Declaration Date	Record Date	Payment Date	Dividend per Share
July 10, 2007	September 20, 2007	September 28, 2007	$0.075
July 10, 2007	August 23, 2007	August 31, 2007	$0.075
July 10, 2007	July 23, 2007	July 31, 2007	$0.075
April 11, 2007	June 21, 2007	June 29, 2007	$0.075
April 11, 2007	May 22, 2007	May 31, 2007	$0.075
April 11, 2007	April 20, 2007	April 30, 2007	$0.075
January 10, 2007	March 22, 2007	March 30, 2007	$0.075
January 10, 2007	February 20, 2007	February 28, 2007	$0.075
January 10, 2007	January 23, 2007	January 31, 2007	$0.075
October 10, 2006	December 20, 2006	December 29, 2006	$0.07
October 10, 2006	November 21, 2006	November 30, 2006	$0.07
October 10, 2006	October 23, 2006	October 31, 2006	$0.07
July 11, 2006	September 21, 2006	September 29, 2006	$0.07
July 11, 2006	August 21, 2006	August 31, 2006	$0.07
July 11, 2006	July 19, 2006	July 31, 2006	$0.07
April 11, 2006	June 22, 2006	June 30, 2006	$0.07
April 11, 2006	May 22, 2006	May 31, 2006	$0.07
April 11, 2006	April 20, 2006	April 28, 2006	$0.07
January 10, 2006	March 17, 2006	March 31, 2006	$0.07
January 10, 2006	February 16, 2006	February 28, 2006	$0.07
January 10, 2006	January 23, 2006	January 31, 2006	$0.07
October 7, 2005	December 21, 2005	December 31, 2005	$0.04
October 7, 2005	November 21, 2005	November 30, 2005	$0.04
October 7, 2005	October 21, 2005	October 30, 2005	$0.04
July 7, 2005	September 22, 2005	September 30, 2005	$0.02
July 7, 2005	August 23, 2005	August 31, 2005	$0.02
July 7, 2005	July 21, 2005	July 29, 2005	$0.02

Contractual Obligations and Off-Balance Sheet Arrangements

        As of June 30, 2007, we were a party to signed and non-binding term sheets for five allocations of syndicate loan participations for approximately $9.7 million. The future scheduled contractual payments at June 30, 2007 were as follows:

		Payment Due by Period
Contractual Obligations	Total	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years
Investments	9,688,000	9,688,000	—	—	—

Total	$9,688,000	$9,688,000	$—	$—	$—

        In July 2007, all of the investment purchase obligations summarized above were funded. See Note 10 "Subsequent Events" in our unaudited Consolidated Financial Statements for further information.

        We did not have any significant off-balance sheet arrangements as defined in Item 303(a)(4)(ii) of SEC Regulation S-K as of June 30, 2007.

        We are subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly have a material adverse effect on our investment objectives and our rate of return on invested capital. Currently, approximately 65% of our investment portfolio, at cost, is comprised of loans at variable rates and approximately 11% of our investment portfolio, at cost, is in loans at variable rates with a floor. In addition, an increase in interest rates would make it more expensive to use debt for our financing needs, if any.

        We expect to continue to borrow funds to finance future lending activities as we have fully invested the proceeds of our initial public offering. These future borrowings may be at fixed or variable rates. For example, interest rates charged on the advances under our credit facility are based on the rate paid by the lenders on commercial paper notes issued by such lenders to fund some or all of the advances, LIBOR, the Prime Rate or the Federal Funds Rate, depending on market conditions, and adjust periodically. As of June 30, 2007, there was an outstanding principal balance of $134.4 million under the Credit Facility.

        To illustrate the potential impact of changes in interest rates on our net increase in net assets resulting from operations, we have performed the following analysis, which assumes that our balance sheet remains constant. Under this analysis, a hypothetical increase in the one month LIBOR by 1.0% would increase our net increase in net assets resulting from operations by approximately $1.1 million, or 7.4%, over the next twelve months, compared to the net increase in net assets resulting from operations for twelve months ended June 30, 2007. A hypothetical decrease in the one month LIBOR by 1.0% would decrease our net increase in net assets resulting from operations by approximately $1.3 million, or 6.6%, over the next twelve months, compared to the net increase in net assets from operations for the twelve months ended June 30, 2007. Although management believes that this analysis is indicative of our existing interest rate sensitivity, it does not adjust for potential changes in credit quality, size and composition of our investment portfolio and other business developments that could affect net increase in net assets resulting from operations. Accordingly, no assurances can be given that actual results would not differ materially from the results under this hypothetical analysis.

        In the event that we securitize a portion of our loan portfolio, we believe that we will likely be required to enter into further hedging arrangements in the future with respect to securitized loans. While hedging activities may mitigate our exposure to adverse fluctuations in interest rates, certain hedging transactions that we may enter into in the future, such as interest rate swap agreements, may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio of investments.

        We may also experience risk associated with investing in securities of companies with foreign operations. At June 30, 2007, we had approximately $1.0 million invested in a syndicate loan participation of a portfolio company headquartered in Ontario, Canada. Although we currently do not anticipate investing in debt or equity of foreign companies, some potential portfolio companies may have operations located outside the United States. These risks include, but are not limited to, fluctuations in foreign currency exchange rates, imposition of foreign taxes, changes in exportation regulations and political and social instability.

BUSINESS

Overview

        We were incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005. On June 22, 2005 we completed an initial public offering and commenced operations. We were primarily established for the purpose of investing in subordinated loans, mezzanine debt, preferred stock and warrants to purchase common stock of small and medium-sized companies in connection with buyouts and other recapitalizations. We also invest in senior secured loans and common stock and, from time to time, we may also invest in senior and subordinated syndicated loans. Our investment objective is to generate both current income and capital gains through these debt and equity instruments. We operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company under the 1940 Act.

Our Investment Adviser and Administrator

        Our Adviser is led by a management team which has extensive experience in our lines of business. All of our executive officers are officers or directors, or both, of our Adviser. Our Adviser also has a wholly-owned subsidiary, Gladstone Administration, LLC, our Administrator, which employs our chief financial officer, chief compliance officer, controller, treasurer and their respective staffs.

        Our Adviser and Administrator also provide investment advisory and administrative services, respectively, to our affiliates Gladstone Commercial Corporation, a publicly traded real estate investment trust; Gladstone Capital Corporation, a publicly traded business development company; and Gladstone Land Corporation, an agricultural real estate company owned by Mr. Gladstone. All of our directors and executive officers serve as either directors or executive officers, or both, of Gladstone Commercial Corporation and Gladstone Capital Corporation. In the future, our Adviser may provide investment advisory and administrative services to other funds, both public and private, of which it is the sponsor.

        We have been externally managed by our Adviser pursuant to an investment advisory and management agreement since our inception. Our Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Our Adviser and our Administrator are headquartered in McLean, Virginia, a suburb of Washington D.C., and our Adviser has offices in the states of New York, New Jersey, Pennsylvania, Illinois, Texas and Washington.

Our Investment Strategy

        We seek to achieve returns from current income from senior, subordinated and mezzanine debt, and capital gains from preferred stock and warrants to purchase common stock that we acquire in connection with buyouts and recapitalizations of small and mid-sized companies with established management teams. Our investments generally range between $10 million and $30 million each, although this investment size may vary proportionately as the size of our capital base changes. We invest either by ourselves or jointly with other buyout funds and/or management of the portfolio company, depending on the opportunity. If we are participating in an investment with one or more co-investors, then our investment is likely to be smaller than if we were investing alone.

        We expect that our target portfolio over time will include mostly subordinated loans, mezzanine debt, preferred stock, and warrants to buy common stock. Structurally, subordinated loans and mezzanine loans usually rank lower in priority of payment to senior debt, such as senior bank debt, and may be unsecured. However, subordinated debt and mezzanine loans rank senior to common and preferred equity in a borrower's capital structure. Typically, subordinated debt and mezzanine loans have elements of both debt and equity instruments, offering returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity position. Due to its higher risk profile and often less restrictive covenants as compared to senior debt, mezzanine debt generally earns a higher return than senior secured debt. Any warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine debt also may include a "put" feature, which permits the holder to sell its equity interest back to the borrower at a price determined through a pre-determined formula.

Corporate Information

        Our executive offices are located at 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102 and our telephone number is (703) 287-5800. Our corporate website is located at www.gladstoneinvestment.com. Our website and the information contained therein or connected thereto shall not be deemed to be incorporated into this prospectus or the registration statement of which it forms a part.

Investment Process

Overview of Investment and Approval Process

        To originate investments, our Adviser's investment professionals use an extensive referral network comprised primarily of investment bankers, attorneys, accountants, commercial bankers and business brokers. Our Adviser's investment professionals review information received from these and other sources in search of potential financing opportunities. If a potential opportunity matches our investment objectives, the investment professionals will seek an initial screening of the opportunity from our Adviser's investment committee, which is composed of Messrs. Gladstone, Brubaker and Stelljes. If the prospective portfolio company passes this initial screening, the investment professionals conduct a due diligence investigation and create a detailed profile summarizing the prospective portfolio company's historical financial statements, industry and management team and analyzing its conformity to our general investment criteria. The investment professionals then present this profile to our Adviser's investment committee, which must approve each investment. Further, each financing is reviewed and approved by the members of our Board of Directors, a majority of whom are not "interested persons" as defined in Section 2(a)(19) of the 1940 Act.

Prospective portfolio company characteristics

        We have identified certain characteristics that we believe are important in identifying and investing in prospective portfolio companies. The criteria listed below provide general guidelines for our investment decisions, although not all of these criteria may be met by each portfolio company.

  •
  Value-and-Income Orientation and Positive Cash Flow.    Our investment philosophy places a premium on fundamental analysis from an investor's perspective and has a distinct value-and-income orientation. In seeking value, we focus on companies in which we can invest at relatively low multiples of earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, and that have positive operating cash flow at the time of investment. In seeking income, we seek to invest in companies that generate relatively high and stable cash flow to provide some assurance that they will be able to service their debt and pay any required dividends on preferred stock. Typically, we do not expect to invest in start-up companies or companies with speculative business plans.

  •
  Experienced Management.    We generally require that our portfolio companies have experienced management teams. We also require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity or other interests in the financial performance of their companies.

  •
  Strong Competitive Position in an Industry.    We seek to invest in target companies that have developed strong market positions within their respective markets and that we believe are well-positioned to capitalize on growth opportunities. We seek companies that demonstrate significant competitive advantages versus their competitors, which we believe will help to protect their market positions and profitability.

  •
  Exit Strategy.    We seek to invest in companies that we believe will provide a stable stream of cash flow that is sufficient to repay the loans we make to them and to reinvest in their respective businesses. We expect that such internally generated cash flow, which will allow our portfolio companies to pay interest on, and repay the principal of, our investments, will be a key means by which we exit from our investments over time. In addition, we will also seek to invest in companies whose business models and expected future cash flows offer attractive possibilities for capital appreciation on any equity interests we may obtain or retain. These capital appreciation possibilities include strategic acquisitions by other industry participants or financial buyers, initial public offerings of common stock, or other capital market transactions.

  •
  Liquidation Value of Assets.    The prospective liquidation value of the assets, if any, collateralizing loans in which we invest is an important factor in our investment analysis. We emphasize both tangible assets, such as accounts receivable, inventory, equipment, and real estate and intangible assets, such as intellectual property, customer lists, networks, and databases, although the relative weight we place on these asset classes will vary by company and industry.

Extensive Due Diligence

        Our Adviser conducts what we believe are extensive due diligence investigations of our prospective portfolio companies and investment opportunities. Our due diligence investigation of a prospective portfolio company may begin with a review of publicly available information, and generally includes some or all of the following:

  •
  a review of the prospective portfolio company's historical and projected financial information;

  •
  visits to the prospective portfolio company's business site(s);

  •
  interviews with the prospective portfolio company's management, employees, customers and vendors;

  •
  review of all loan documents;

  •
  background checks on the prospective portfolio company's management team; and

  •
  research on the prospective portfolio company's products, services or particular industry.

        Upon completion of a due diligence investigation and a decision to proceed with an investment in a buyout or other recapitalization, our Adviser's investment professionals who have primary responsibility for the investment present the investment opportunity to our Adviser's investment committee, which consists of Messrs. Gladstone, Brubaker and Stelljes. The investment committee determines whether to pursue the potential investment. Additional due diligence of a potential investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside advisers, as appropriate.

        We also rely on the long-term relationships that our Adviser's investment professionals have with investment bankers, commercial bankers and business brokers, and on the extensive direct experiences of our executive officers and managing directors in providing debt and equity capital to small and medium-sized private businesses.

Investment Structure

        Once we have determined that a prospective acquisition, buyout or recapitalization meets our standards and investment criteria, we work with the management of that company and other capital providers to structure the transaction in a way that provides us the greatest opportunity to maximize our return on the investment, while providing appropriate incentives to management of the company.

        Subordinated Debt and Mezzanine Debt.    We anticipate that over time, the majority of the capital that we invest will be in the form of subordinated or mezzanine debt. Most of our mezzanine loans are unsecured loans while most of the subordinated loans are collateralized by a subordinated lien on some or all of the assets of the borrower. We structure most of our mezzanine and subordinated loans with variable interest rates; however some of such of our loans are fixed rate loans. In either event, we structure the loans at relatively high rates of interest that provide us with significant current interest income. Our subordinated and mezzanine loans typically have maturities of five to ten years and provide for interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine loans. In some cases, we may enter into loans that, by their terms, convert into equity or additional debt securities or defer payments of interest for the first few years after our investment, however, none of our loans to date are convertible into such debt or equity securities.

        We generally target a current return of 10% to 14% for our subordinated and mezzanine loan investments before giving effect to any warrants that we may receive in connection with these loans. We cannot give any assurance that our returns will approximate these estimates.

        Our subordinated and mezzanine debt investments may include equity features, such as warrants or options to buy a significant common stock ownership interest in the portfolio company or success fees if the business is sold. If a portfolio company appreciates in value, we may achieve additional investment returns from any equity interests we hold. If we are a minority interest holder, we may structure the warrants to provide provisions protecting our rights as a minority-interest holder such as the right to sell the warrants back to the company upon the occurrence of specified events. In many cases, we also obtain registration rights in connection with these equity interests, which may include demand and co- registration rights.

        Senior Secured Debt.    We also provide senior secured acquisition financing for some portfolio companies. We typically structure these senior secured loans to have terms of three to ten years, and they may provide for deferred interest payments in the first few years of the term of the loan. We generally obtain security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of these senior loans. This collateral usually takes the form of first priority liens on the assets of the portfolio company. The interest rates on our senior secured loans are generally variable rates ranging between 2% and 5% over LIBOR.

        Common and Preferred Stock.    We may also acquire common or preferred stock in connection with a buyout or recapitalization. With respect to preferred or common stock investments, we target an investment return substantially higher than our investments in senior or subordinated loans. However, we can offer no assurance that we can achieve such a return with respect to any investment or our portfolio as a whole. The features of the preferred stock we receive vary by transaction, but may include priority dividend rights, superior voting rights, redemption rights, liquidation preferences and other provisions intended to protect our interests. Generally speaking, common stock does not have any current income and its value is realized, if at all, upon the sale of the business or following the company's initial public offering.

        Risk Management.    We seek to limit the downside risk of our investments by:

  •
  making investments with an expected total return on our investments (including both interest and potential equity appreciation) that we believe compensates us for the credit risk of the investment;

  •
  seeking collateral or superior positions in the portfolio company's capital structure where possible;

  •
  incorporating put rights and call protection into the investment structure where possible; and

  •
  negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility as possible in managing their businesses, consistent with the preservation of our capital.

        We expect to hold most of our investments in subordinated debt and mezzanine debt until maturity or repayment, but will sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company or, in the case of an equity investment in a company, its initial public offering. Occasionally, we may sell some or all of our subordinated debt, mezzanine debt or equity interests in a portfolio company to a third party, such as an existing investor in the portfolio company, through a privately negotiated transaction.

        As described above, we may also provide senior debt in addition to subordinated debt and equity in connection with an acquisition. Finally, we may attempt to securitize some of the debt securities in our portfolio and if we do so, these loans would be transferred to a securitization vehicle and generally would be held by the securitization vehicle until maturity.

Temporary Investments

        Pending investment in the debt of private companies, we invest our otherwise uninvested cash primarily in cash, cash items, government securities or high-quality debt securities maturing in one year or less from the time of investment, to which we refer collectively as temporary investments, so that at least 70% of our assets are "qualifying assets," for purposes of the business development company provisions of the 1940 Act. For information regarding regulations to which we are subject and the definition of "qualifying assets," see "Regulation as a Business Development Company—Qualifying Assets."

Competitive Advantages

        We believe that we have the following competitive advantages over other companies that provide capital to small and mid-sized companies in connection with buyout and recapitalization transactions:

Management Expertise

        David Gladstone, our chairman and chief executive officer, is also the chairman and chief executive officer of our Adviser and its affiliated companies, which we refer to as the Gladstone Companies, and has been involved in all aspects of the Gladstone Companies' investment activities, including serving as a member of our Adviser's investment committee. Terry Lee Brubaker is our vice chairman and chief operating officer and has substantial experience in acquisitions and operations of companies. George Stelljes III is our president and chief investment officer and has extensive experience in leveraged finance. Messrs. Gladstone, Brubaker and Stelljes have principal management responsibility for our Adviser as its senior executive officers. These individuals dedicate a significant portion of their time to managing our investment portfolio. Our senior management has extensive experience providing capital to small and mid-sized companies and has worked together for more than 10 years. In addition, we have access to the resources and expertise of our Adviser's investment professionals and supporting staff who possess a broad range of transactional, financial, managerial, and investment skills. We expect that our Adviser will continue to hire additional investment professionals in the future.

        As a result of the extensive investment experience of our Adviser, its executive officers and other investment professionals, our Adviser and its executive officers have developed a positive reputation in the capital markets. We believe that this reputation and experience, together with the experience of the executive officers of our Adviser in investing in debt and equity securities, and managing investments in companies, affords us a competitive advantage in identifying opportunities to invest in small and mid-sized companies.

Increased access to investment opportunities developed through proprietary research capability and extensive network of contacts

        Our Adviser seeks to identify potential investments both through active origination and due diligence and through its dialogue with numerous management teams, members of the financial community and potential corporate partners with whom our Adviser's investment professionals have long-term relationships. We believe that our Adviser's investment professionals have developed a broad network of contacts within the investment, commercial banking, private equity and investment management communities, and that their reputation in investment management enables us to identify well-positioned prospective portfolio companies which provide attractive investment opportunities. Additionally, our Adviser expects to generate information from its professionals' network of accountants, consultants, lawyers and management teams of portfolio companies and other companies.

Disciplined, value-and-income-oriented investment philosophy with a focus on preservation of capital

        In making its investment decisions, our Adviser focuses on the risk and reward profile of each prospective portfolio company, seeking to minimize the risk of capital loss without foregoing the potential for capital appreciation. We expect our Adviser to use the same value-and-income-oriented investment philosophy that its professionals use in the management of the other Gladstone Companies and to commit resources to management of downside exposure. Our Adviser's approach seeks to reduce risk in investments by using some or all of the following:

  •
  focusing on companies with good market positions, established management teams and good cash flow;

  •
  investing in businesses with experienced management teams;

  •
  engaging in extensive due diligence from the perspective of a long-term investor;

  •
  investing at low price-to-cash flow multiples; or

  •
  adopting flexible transaction structures by drawing on the experience of the investment professionals of our Adviser and its affiliates.

Flexible transaction structuring

        We believe our management team's broad expertise and its ability to draw upon many years of combined experience enables our Adviser to identify, assess, and structure investments successfully across all levels of a company's capital structure and manage potential risk and return at all stages of the economic cycle. We are not subject to many of the regulatory limitations that govern traditional lending institutions such as banks. As a result, we are flexible in selecting and structuring investments, adjusting investment criteria and transaction structures, and, in some cases, the types of securities in which we invest. We believe that this approach enables our Adviser to identify attractive investment opportunities that will continue to generate current income and capital gain potential throughout the economic cycle, including during turbulent periods in the capital markets. One example of our flexibility is our ability to exchange our publicly-traded stock for the stock of an acquisition target in a tax-free reorganization under the Code. After completing an acquisition in such an exchange, we can restructure the capital of the small company to include senior and subordinated debt.

Longer investment horizon with attractive publicly traded model

        Unlike private equity and venture capital funds that are typically organized as finite-life partnerships, we are not subject to standard periodic capital return requirements. The partnership agreements of most private equity and venture capital funds typically provide that these funds may only invest investors' capital once and must return all capital and realized gains to investors within a finite time period, often seven to ten years. These provisions often force private equity and venture capital funds to seek returns on their investments by causing their portfolio companies to pursue mergers, public equity offerings, or other liquidity events more quickly than might otherwise be optimal or desirable, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles provides us with the opportunity to achieve greater long-term returns on invested capital.

Leverage

        For the purpose of making investments other than temporary investments and to take advantage of favorable interest rates, we intend to issue senior debt securities (including borrowings under our Credit Facility) up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us to issue senior debt securities and preferred stock, to which we refer collectively as senior securities, in amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of senior securities. We may also incur such indebtedness to repurchase our common stock. As a result of issuing senior securities, we are exposed to the risks of leverage. Although borrowing money for investments increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a greater impact on the value of our common stock to the extent that we have borrowed money to make investments. There is a possibility that the costs of borrowing could exceed the income we receive on the investments we make with such borrowed funds. In addition, our ability to pay dividends or incur additional indebtedness would be restricted if asset coverage is less than twice our indebtedness. If the value of our assets declines, we might be unable to satisfy that test. If this happens, we may be required to liquidate a portion of our loan portfolio and repay a portion of our indebtedness at a time when a sale may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness will not be available for distributions to our stockholders. Our Board of Directors is authorized to provide for the issuance of preferred stock with such preferences, powers, rights and privileges as it deems appropriate, provided that such an issuance adheres to the requirements of the 1940 Act. See "Regulation as a Business Development Company—Asset Coverage" for a discussion of our leveraging constraints.

Securitization

        Our wholly-owned subsidiary, Business Investment, acquires and holds loans that we anticipate will be securitized in the future. Through Business Investment we have a $200 million credit facility which we access to make additional investments and increase the size of our investment portfolio. We currently intend to securitize all of the investments held by Business Investment and, if we are able to securitize these investments at some point in the future, we will use the proceeds from the securitization to pay down any amounts outstanding under the Credit Facility.

Ongoing Relationships with and Monitoring of Portfolio Companies

Monitoring

        Our Adviser's investment professionals monitor the financial trends of each portfolio company on an ongoing basis to determine if each is meeting its respective business plans and to assess the appropriate course of action for each company. We monitor the status and performance of each portfolio company and use it to evaluate the overall performance of our portfolio.

        Our Adviser employs various methods of evaluating and monitoring the performance of our investments, which include some or all of the following:

  •
  Assessment of success in the portfolio company's overall adherence to its business plan and compliance with covenants;

  •
  Attendance at and participation in meetings of the portfolio company's board of directors;

  •
  Periodic contact, including formal update interviews with portfolio company management, and, if appropriate, the financial or strategic sponsor;

  •
  Comparison with other companies in the portfolio company's industry; and

  •
  Review of monthly and quarterly financial statements and financial projections for portfolio companies.

Managerial Assistance and Services

        As a business development company, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. Neither we nor our Adviser currently receives fees in connection with managerial assistance. Our Adviser provides other services to our portfolio companies and receives fees for these other services, certain of which are credited by 50% against the investment advisory fees that we pay our Adviser.

Valuation Process

        The following is a general description of the steps we take each quarter to determine the value of our investment portfolio. All of our portfolio investments are recorded at fair value as determined in good faith by our Adviser and our management using procedures established by, and under the direction of our Board of Directors. As a result, there is uncertainty as to the value of our portfolio investments, and our estimates of fair value may differ significantly from the values that could obtained if a ready market for the securities existed. Investments for which market quotations are readily available are recorded in our financial statements at such market quotations. With respect to any investments for which market quotations are not readily available, we perform the following valuation process each quarter:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially assessed by our Adviser's investment professionals responsible for the investment, using valuation policies and procedures previously established by our Board of Directors.

  •
  For all debt securities that are not publicly traded and that are issued to portfolio companies where we have no equity, or equity-like securities, we will seek an independent opinion of value of such debt securities from SPSE.

  •
  Preliminary valuation conclusions are then discussed with our management, and documented, along with any SPSE opinions of value, for review by our Board of Directors.

  •
  Our Board of Directors reviews this documentation and discusses the input of our Adviser, management, and the opinions of value of SPSE to arrive at a determination for the aggregate fair value of our portfolio of investments.

        Our valuation policies, procedures and processes are more fully described under "Management's Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies—Investment Valuation."

Investment Advisory and Management Agreement

        We have entered into the Advisory Agreement with our Adviser, which is controlled by our chairman and chief executive officer. In accordance with the Advisory Agreement, we pay our Adviser fees, as compensation for its services, consisting of a base management fee and an incentive fee.

        The base management fee is computed and payable quarterly and is assessed at an annual rate of 2.0% and was initially computed on the basis of the average value of our gross invested assets at the end of the two most recently completed quarters, which were total assets less the cash proceeds and cash and cash equivalent investments from the proceeds of our initial public offering that were not invested in debt and equity securities of portfolio companies. Beginning on January 1, 2007, the base management fee is assessed at an annual rate of 2.0% computed on the basis of the average value of our gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. This new calculation was originally scheduled to begin in periods after March 31, 2006; however, our Board of Directors accepted voluntary waivers from our Adviser that allowed the initial calculation of the base management fee to be effective through December 31, 2006.

        On April 11, 2007, our Board of Directors accepted a voluntary waiver from the Adviser to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5% to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations. This waiver remains in effect and was applied during the three months ended March 31, 2007 and June 30, 2007.

        When our Adviser receives fees from our portfolio companies, such as investment banking fees, structuring fees or executive recruiting services fees, 50% of certain of these fees will be credited against the base management fee that we would otherwise be required to pay to our Adviser.

        In addition, our Adviser services the loans held by Business Investment, in return for which our Adviser receives a 2.0% annual fee based on the monthly aggregate balance of loans held by Business Investment. Since we own these loans, all loan servicing fees paid to our Adviser are treated as reductions against the 2.0% base management fee. Overall, the base management fee due to our Adviser cannot exceed 2.0% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year.

        The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards our Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the "hurdle rate"). We pay our Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income
allocated to income-related portion of incentive fee

        The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to our Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio.

Administration Agreement

        We have entered into the Administration Agreement with our Administrator whereby we pay our Administrator separately for administrative services. The Administration Agreement provides for payments equal to our allocable portion of our Administrator's overhead expenses in performing its obligations under the Administration Agreement including, but not limited to, rent for employees of our Administrator, and our allocable portion of the salaries and benefits expenses of our chief financial officer, controller, chief compliance officer, treasurer and their respective staffs. Our allocable portion of expenses is derived by multiplying our Administrator's total allocable expenses by the percentage of our average total assets (the total assets at the beginning and end of each quarter) in comparison to the average total assets of all companies managed by our Adviser under similar agreements.

License Agreement

        We have entered into a license agreement with our Adviser, pursuant to which our Adviser has granted us a non-exclusive license to use the name "Gladstone" and the Diamond G trademark. This license agreement currently requires us to pay the Adviser a royalty fee of $10 per quarter. The amount of the fee is negotiable on an annual basis by our compensation committee and approved by a majority of our independent directors. The license arrangement will terminate in the event that Gladstone Management Corporation is no longer our Adviser.

Code of Ethics

        We and our Adviser have each adopted a Code of Ethics and Business Conduct applicable to our officers, directors and all employees of our Adviser and our Administrator that comply with the guidelines set forth in Item 406 of Regulation S-K of the Securities Act. As required by the 1940 Act, this code establishes procedures for personal investments, restricts certain transactions by our personnel and requires the reporting of certain transactions and holdings by our personnel. A copy of this code is available for review, free of charge, at our website at www.gladstoneinvestment.com. We intend to provide disclosure of any amendments to or waivers of the provisions of this code by posting information regarding any such amendment or waiver to our website within four days of its effectiveness.

Compliance Policies and Procedures

        We and our Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and our Board of Directors is required to review these compliance policies and procedures annually to assess their adequacy and the effectiveness of their implementation. We have designated a chief compliance officer, John Dellafiora, who also serves as chief compliance officer for our Adviser.

Competition

        A large number of entities compete with us and make the types of investments that we seek to make in small and medium-sized privately-owned businesses. Such competitors include private equity funds, leveraged buyout funds, venture capital funds, investment banks and other equity and non-equity based investment funds, and other financing sources, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger than we are and have considerably greater funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many of these competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. There is no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. In addition, because of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objectives or that we will be able to meet our investment goals. Recently we have seen an increase in our competition such that terms and rates for proposed loans have been reduced. However, we believe that our extensive loan referral network and flexible transaction structuring enable us to compete effectively for opportunities in the current market environment.

Staffing

        We do not currently have any employees and do not expect to have any employees in the foreseeable future. Currently, services necessary for our business are provided by individuals who are employees of our Adviser and our Administrator pursuant to the terms of the Advisory Agreement and Administration Agreement, respectively. Each of our executive officers is an employee and executive officer of our Adviser or our Administrator. No employee of our Adviser or our Administrator will dedicate all of his or her time to us. However, we expect that 25-30 full time employees of our Adviser will spend substantial time on our matters during the remainder of calendar year 2007 and all of calendar year 2008. We anticipate that the number of employees of our Adviser and our Administrator who devote time to our matters will increase as we acquire more investments.

        As of September 14, 2007, our Adviser and our Administrator collectively had 60 full-time employees. A break-down of these employees by functional area is summarized in the table below:

Number of Individuals	Functional Area
6	Executive Management
41	Investment Management, Portfolio Management and Due Diligence
13	Administration, Accounting, Compliance and Human Resources

Properties

        We do not own any real estate or other physical properties materially important to our operation. Our Adviser is the current leaseholder of all properties in which we operate. We occupy these premises pursuant to the Advisory Agreement with our Adviser. Our headquarters are located at our Adviser's headquarters in McLean, Virginia, a suburb of Washington D.C., and we also have operations at our Adviser's other offices in the states of New York, New Jersey, Pennsylvania, Illinois, Texas and Washington.

Legal Proceedings

        We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us.

PORTFOLIO COMPANIES

        The following table sets forth certain information as of June 30, 2007, regarding each portfolio company in which we had a debt or equity security as of such date. All such investments have been made in accordance with our investment policies and procedures described in this prospectus.

Portfolio Company	Nature of Business	Type of Security	% of Class Owned on a Fully Diluted Basis		Cost of Initial Value of Investment ($)	Value of Investment as of June 30, 2007 ($)
A. Stucki Holding Corp. 2600 Neville Road Pittsburgh, PA 15225	Manufacturing—railroad cars and accessories	Senior Term Debt (9.8%, Due 3/2012) Senior Term Debt (12.1%, Due 3/2012) Senior Subordinated Term Debt (13%, Due 3/2014) Preferred Stock(4) Common Stock(4)	91 58	% %	$15,000,000 11,000,000 5,485,760 4,386,686 129,956	$15,000,000 11,000,000 5,485,760 4,483,794 3,989,352

					36,002,402	39,958,906
Acme Cryogenics, Inc. 2801 Mitchell Avenue Allentown, PA 18103	Manufacturing—manifolds and pipes for industrial gasses	Senior Subordinated Term Debt (11.5%, Due 3/2013) Redeemable Preferred Stock Common Stock Common Stock Warrants(4)	83 17 18	% % %	14,500,000 6,983,785 1,045,181 24,686	14,500,000 7,254,898 3,821,983 141,420

					22,553,652	25,718,301
B-Dry, LLC 13876 Cravath Place Woodbridge, VA 22191	Service—basement waterproofer	Senior Term Debt (10.2%, Due 11/2007)(6) Senior Term Debt (10.2%, Due 5/2014)(6) Common Stock Warrants(4)(6)	9%		250,000 10,800,000 300,000	250,000 10,800,000 300,000

					11,350,000	11,350,000
Chase II Holdings Corp. 10021 Commerce Park Drive Cincinnati, OH 45246	Manufacturing—traffic doors
Revolving Credit Facility (9.8%, Due 3/2008)(7)
Senior Term Debt (9.8%, Due 3/2011)
Senior Term Debt (12.0%, Due 1/2011)
Subordinated Term Debt (13%, Due 1/2013)
Redeemable Preferred Stock(4)
		Common Stock(4)	88 59	% %	2,380,000 10,725,000 7,960,000 6,167,810 6,960,806 61,384	2,380,000 10,725,000 7,960,000 6,167,810 4,245,986 —

					34,255,000	31,478,796
Hailey Transport Corporation 1521 Westbranch Drive, Suite 200 McLean, VA 22102	Retail and Service—school buses and parts	Senior Subordinated Term Debt (12.0%, Due 1/2012) Preferred Stock(4)	100%		4,000,000 2,500,000	4,000,000 133,154

					6,500,000	4,133,154
Noble Logistics, Inc. 11335 Clay Road, Suite 100 Houston, TX 77041	Service—aftermarket auto parts delivery	Revolving Credit Facility (9.15%, Due 12/2009)(9) Senior Term Debt (9.3%, Due 12/2011) Senior Term Debt (11.3%, Due 3/2011) Preferred Stock(4) Common Stock(4)	100 13	% %	— 7,000,000 7,000,000 1,750,000 1,500,000	— 7,000,000 7,000,000 1,897,431 2,050,014

					17,250,000	17,947,445
Quench Holdings Corp. 1521 Westbranch Drive, Suite 200 McLean, VA 22102	Service—sales, installation and service of water coolers	Revolving Credit Facility (9.3%, Due 1/2009)(8) Senior Term Debt (9.3%, Due 3/2011) Subordinated Term Debt (11.5%, Due 3/2011) Common Stock(4)	100%		1,050,000 4,750,000 7,955,000 3,256,318	1,050,000 4,750,000 7,955,000 3,266,203

					17,011,318	17,021,203
ACS Media, LLC 3601 C Street, Suite 1424 Anchorage, AK 99503	Service—directory advertising	Senior Term Debt			4,818,185	4,795,192
Activant 1804 Las Cimas Parkway Austin, TX 78746	Service—enterprise software and services	Senior Term Debt			3,744,596	3,709,627
American Safety Razor Company Inc. 240 Cedar Knolls Road Cedar Knolls, NJ 07927	Manufacturing—razors and blades	Senior Term Debt			1,487,309	1,486,856
Aspect Software, Inc. 6 Technology Park Drive Westford, MA 01886	Service—call center software	Senior Term Debt			2,980,932	2,992,388
Brock Holdings II, Inc. PO Box 306 Beaumont, TX 77704-0306	Service—industrial specialty maintenance	Senior Term Debt			2,994,702	2,992,500
Compsych Investments Corp. 455 N. Cityfront Plaza Drive Chicago, IL 60611-5532	Service—independent employee assistance programs	Senior Term Debt			3,624,445	3,628,050

Portfolio Company	Nature of Business	Type of Security	% of Class Owned on a Fully Diluted Basis	Cost of Initial Value of Investment ($)	Value of Investment as of June 30, 2007 ($)
CRC Health Group, Inc. 20400 Stevens Creek Blvd, 6th Floor Cupertino, CA 95014	Service—substance abuse treatment	Senior Term Debt		$9,955,202	$9,950,818
Critical Homecare Solutions, Inc. One Fayette Street, Suite 150 Conshohoken, PA 19428	Service—home therapy and respiratory treatment	Senior Term Debt		3,947,139	3,950,000
CST Industries Acquisition, Inc. 5400 Kansas Avenue Kansas City, KS 66106	Manufacturing—metal storage units	Senior Term Debt		994,369	997,463
Dealer Computer Services, Inc. One Reynolds Way Dayton, OH 45430	Manufacturing & Service—systems for automotive retailers	Senior Term Debt		1,954,865	1,953,286
Generac Acquisition Corp. Hwy. 59 & Hillside Road Waukesha, WI 53187	Manufacturing—standby power products	Senior Term Debt		4,967,404	4,851,000
Graham Packaging Holdings Company 2401 Pleasant Valley Road York, PA 17402	Manufacturing—plastic containers	Senior Term Debt		10,473,750	10,486,842
HMTBP Acquisition II Corp. 2002 Timberloch, Suite 550 The Woodlands, TX 77380	Service—aboveground storage tanks	Senior Term Debt		3,990,000	3,990,000
Hudson Products Holdings, Inc. 1307 Soldiers Field Drive Sugarland, TX 77479	Manufacturing—heat transfer solutions	Senior Term Debt		6,065,392	6,063,684
Huish Detergents, Inc. 15 West South Temple, Suite 1400 Salt Lake City, UT 84101	Manufacturing—household cleaning products	Senior Term Debt		2,000,000	1,985,000
J. Crew Operating Corp. 770 Broadway Ave New York, NY 10003	Retail—apparel	Senior Term Debt		1,230,450	1,228,070
KIK Custom Products, Inc. 33 Macintosh Blvd. Concord, ON L4K 4L5	Manufacturing—consumer products	Senior Term Debt		1,000,000	985,000
Kronos, Inc. 297 Billerica Road Chelmsford, MA 01824	Service—workforce management solutions	Senior Term Debt		2,000,000	1,992,500
Lexicon Marketing USA, Inc. 640 South San Vincente Boulevard Los Angeles, CA 90048	Service—marketing to Hispanic community	Senior Term Debt (7.8%, Due 5/2012)(3)(5)		2,947,745	2,941,844
Local TV Finance, LLC 1717 Dixie Highway, Suite 650 Ft. Wright, KY 41011	Service—television station operator	Senior Term Debt (7.4%, Due 5/2013)(3)		1,000,000	996,250
LVI Services, Inc. 80 Broad Street, 3rd Floor New York, NY 10004	Service—asbestos and mold remediation	Senior Term Debt (10.4%, Due 11/2010)(3)(5)		6,422,593	6,362,484
MedAssets, Inc. 100 North Point Center East, Suite 200 Alpharetta, GA 30022	Service—pharmaceuticals and healthcare GPO	Senior Term Debt (7.8%, Due 10/2013)(3)(5)		3,484,788	3,478,147
MediMedia USA, LLC 26 Main Street, 1st Floor Chatham, NJ 07928	Service—healthcare and pharmeceutical marketing	Senior Term Debt (7.6%, Due 10/2013)(3)		2,248,019	2,241,499
Mitchell International, Inc. 9889 Willowcreek Road San Diego, CA 92131	Service—automobile insurance claims processing	Senior Term Debt (7.4%, Due 3/2014)(3)(5)		1,000,250	997,500
National Mentor Holdings, Inc. 313 Congress Street Boston, MA 02210	Service—home health care	Senior Term Debt (7.2%, Due 6/2013)(3)		1,986,979	1,990,790
Network Solutions, LLC 13861 Sunrise Valley Drive, Suite 200 Herndon, VA 20171	Service—internet domain solutions	Senior Term Debt (7.9%, Due 3/2014)(3)		10,000,000	9,950,000

Portfolio Company	Nature of Business	Type of Security	% of Class Owned on a Fully Diluted Basis	Cost of Initial Value of Investment ($)	Value of Investment as of June 30, 2007 ($)
NPC International Inc. 14400 College Blvd, Suite 201 Lenexa, KS 66215	Service—Pizza Hut franchisee	Senior Term Debt (7.1%, Due 5/2013)(3)		$3,016,872	$2,995,367
Open Solutions, Inc. 455 Winding Brook Drive Glastonbury, CT 06033	Service—software outsourcing for financial institutions	Senior Term Debt (7.5%, Due 1/2014)(3)		2,511,814	2,484,836
Ozburn-Hessey Holding Co. LLC 633 Thompson Lane Nashville, TN 37204	Service—third party logistics	Senior Term Debt (8.6%, Due 8/2012)(3)		7,718,949	7,678,040
Pinnacle Foods Finance, LLC 1 Old Bloomfield Avenue Mt. Lakes, NJ 07046	Manufacturing—branded food products	Senior Term Debt (8.1%, Due 4/2014)(3)		4,001,318	4,000,000
PTS Acquisition Corp. 14 Schoolhouse Road Somerset, NJ 08873	Manufacturing—drug delivery and packaging technologies	Senior Term Debt (7.6%, Due 4/2014)(3)		7,000,000	6,991,250
QTC Acquisition, Inc. 1350 S. Valley Vista Drive Diamond Bar, CA 91765	Service—outsourced disability evaluations	Senior Term Debt (7.6%, Due 11/2012)(3)		2,001,820	2,000,000
Radio Systems Corporation 10427 Electric Avenue Knoxville, TN 37932	Service—design electronic pet containment products	Senior Term Debt (8.1%, Due 9/2013)(3)		1,984,482	1,999,888
Rally Parts, Inc. 2146 Michelson Drive, Suite B Irvine, CA 92612	Manufacturing—aftermarket motorcycle parts and accessories	Senior Term Debt (7.9%, Due 11/2013)(3)		2,503,516	2,487,500
RPG Holdings, Inc. 3636 N. Broadway Chicago, IL 60613-4488	Manufacturing and design—greeting cards	Senior Term Debt (9.1%, Due 12/2011)(3)		4,553,126	4,278,958
SafeNet, Inc. 4690 Millennium Drive Belcamp, MD 21017	Service—chip encryption products	Senior Term Debt (7.9%, Due 4/2014)(3)		3,001,528	2,970,000
SGS International, Inc. 626 West Main Street, Suite 500 Louisville, KY 40202	Service—digital imaging and graphics	Senior Term Debt (7.9%, Due 12/2011)(3)		1,607,478	1,600,627
Stolle Machinery Company 6949 South Potomac Street Centennial, CO 80112	Manufacturing—can-making equipment and parts	Senior Term Debt (7.9%, Due 9/2012)(3)		498,760	501,231
Survey Sampling, LLC One Post Road Fairfield, CT 06824	Service—telecommunications-based sampling	Senior Term Debt (7.9%, Due 5/2011)(3)(5)		3,245,858	3,212,324
Synagro Technologies, Inc. 1800 Bering Drive Houston, TX 77057	Service—waste treatment and recycling	Senior Term Debt (7.4%, Due 3/2014)(3)		502,349	500,000
Triad Laboratory Alliance, LLC 4380 Federal Drive, Suite 100 Greensboro, NC 27410	Service—regional medical laboratories	Senior Term Debt (8.6%, Due 12/2011)(3)(5)		4,940,191	4,875,750
US Investigative Services, Inc. 7799 Leesburg Pike, Suite 1100 North Falls Church, VA 22043	Service—background investigations	Senior Term Debt (8.1%, Due 9/2012)(3)		10,892,705	10,828,384
United Surgical Partners International, Inc. 15305 Dallas Parkway, Suite 1500 Addison, TX 75001	Service—outpatient surgical provider	Senior Term Debt (7.4%, Due 4/2014)(3)		1,326,290	1,319,659
Wastequip, Inc. 25800 Science Park Drive, Suite 140 Beachwood, OH 44122	Service—process and transport waste materials	Senior Term Debt (7.6%, Due 2/2013)(3)		2,936,555	2,947,567
WaveDivision Holdings, LLC 401 Kirkland Place, Suite 500 Kirkland, WA 98033	Service—cable	Senior Term Debt (7.9%, Due 6/2014)(3)(5)		1,925,274	1,920,000
West Corporation 11808 Miracle Hills Drive Omaha, NE 68154	Service—business process outsourcing	Senior Term Debt (7.8%, Due 10/2013)(3)		11,458,046	11,430,100

Total Investments				$319,868,417	$321,626,076

(1)
Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.

(2)
Percentage represents the weighted average interest rates in effect at June 30, 2007 and due date represents the contractual maturity date.

(3)
Marketable securities are valued based on the indicative bid price, as of June 30, 2007, from the respective originating syndication agent's trading desk.

(4)
Security is non-income producing.

(5)
Valued using SPSE opinions of value at June 30, 2007.

(6)
Fair value is equal to cost due to recent acquisition.

(7)
Total available under the revolving credit facility is $3,500,000, of which $1,120,000 remains undrawn at June 30, 2007.

(8)
Total available under the revolving credit facility is $1,500,000, of which $450,000 remains undrawn at June 30, 2007.

(9)
Total available under the revolving credit facility is $2,000,000.

        Set forth below is a brief description of each portfolio company in which we have made an investment that currently represents greater than 5% of our total assets (excluding cash and cash equivalents pledged to creditors.) Because of the relative size of our investments in these companies, we are exposed to a greater degree to the risks associated with these companies.

A. Stucki Holding Corp.

        We currently have invested approximately $36.0 million in A. Stucki Holding Corp. and its affiliate A. Stucki Company, which we refer to as Stucki. We invested approximately $4.5 million in A. Stucki Holding Corp. to purchase $4.4 million of preferred stock and $0.1 million of common stock of A. Stucki Holding Corp. We also extended two senior term loans with an aggregate principal amount outstanding of $26.0 million, each maturing on March 21, 2012, and a subordinated loan of approximately $5.5 million maturing on March 21, 2013 to Stucki.

        Stucki is a designer, manufacturer and re-conditioner of products used in the construction and repair of railroad freight cars. New products offered include side bearings, hydraulic stabilizers, friction wedges, and brake beams and re-conditioned products offered include freight car truck components, car wheels, and draft gears for the railroad industry.

        Because of the relative size of this investment, we are significantly exposed to the risks associated with Stucki's business. The rail industry has historically been cyclical and Stucki is exposed to the business cycles in its end-use markets. Stucki is dependent upon a small group of managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

        Our Adviser has entered into an investment banking agreement with Stucki, pursuant to which our Adviser has agreed to advise and provide administrative support in the review and development of Stucki's business policies and the management of Stucki's credit facilities and other important contractual relationships, to assist and advise Stucki in connection with the development of best industry practices in business promotion, development and employee and customer relations, and to monitor and review Stucki's financial performance.

        Two of our managing directors, Paul A. Giusti and Joseph Bute are directors of A. Stucki Holding Corp. The principal executive offices of A. Stucki Holding Corp. and Stucki are located at 2600 Neville Road, Pittsburgh, Pennsylvania 15225.

Acme Cryogenics, Inc.

        We currently have invested approximately $22.6 million in Acme Cryogenics, Inc. and its affiliates, which we collectively refer to as Acme. We invested approximately $8.1 million in Acme to purchase $7.0 million in redeemable preferred stock and $1.1 million in common stock of Acme. We also extended a subordinated loan to Acme for $14.5 million that matures on March 29, 2013.

        Founded in 1969, Acme manufactures manifolds used in regulating the flow of industrial gasses at extremely low temperatures (cryogenic), manufactures vacuum insulated pipe used in the transmission of gasses that have been liquefied, repairs cryogenic storage tanks, and repairs and manufactures tank trailers used in transporting liquid nitrogen, oxygen, helium, etc.

        Our Adviser has entered into a management services agreement with Acme, pursuant to which our Adviser has agreed to advise and provide administrative support in the review and development of Acme's business policies and the management of Acme's credit facilities and other important contractual relationships, to assist and advise Acme in connection with the development of best industry practices in business promotion, development and employee and customer relations, and to monitor and review Acme's financial performance.

        Because of the relative size of this investment, we are significantly exposed to the risks associated with Acme's business. The cryogenics industry that Acme participates in has several large companies that dominate the production and distribution of liquefied gasses. These companies are Acme's primary customers. Acme is exposed to the risk that these large companies could change their buying patterns, attempt to dictate purchase terms that are unfavorable to Acme, or suffer downturns in their businesses that would lead them to reduce their purchases of Acme's products and services. Acme purchases metals and other raw materials that are subject to changes in the price levels of these commodities. There is no assurance that Acme can pass price increases on to its customers. Acme is also dependent upon a small group of managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

        Our vice chairman, chief operating officer and secretary, Terry Brubaker, and one of our managing directors, John Freal, serve as directors of Acme. Acme's principal executive office is located at 2801 Mitchell Avenue, Allentown, PA 18103.

Chase II Holdings Corp.

        We currently have invested approximately $34.3 million in Chase II Holdings Corp. and its affiliates. We invested approximately $7.1 million in Chase II Holdings Corp. to purchase $7.0 million of preferred stock and $0.1 million of common stock of Chase Industries, Inc., which we refer to as Chase. We also extended two senior term loans with an aggregate principal amount outstanding of $18.7 million, each maturing on March 17, 2011, one $7.0 million subordinated loan (of which $6.2 million was actually disbursed) maturing on March 17, 2013, and a revolving credit facility of $3.5 million to Chase and its affiliate Chase II Acquisition Corp. as co-borrowers, of which $1,120,000 remained undrawn as of June 30, 2007.

        Chase is a leading designer, manufacturer and marketer of impact traffic doors and sliding door systems in North America, serving over 4,000 retail, commercial and industrial customers in the United States, Canada, Mexico and selected international markets. Chase's doors are customized to suit the application needs of customers in a wide variety of markets, including supermarkets, retail outlets, restaurants, factories and warehouses, pharmaceutical and food processing plants, and institutional environments.

        Because of the relative size of this investment, we are significantly exposed to the risks associated with Chase's business. Chase is a small market business with a narrow product line. In certain market segments Chase's competitors have stronger brand recognition. Chase could be adversely affected by the aggressive actions of a competitor. A significant portion of Chase's business is dependent upon new construction in restaurant, retail grocery and mass market retailing and as such Chase would be subject to a downturn in these markets. Chase is dependent upon a small group of managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

        Our Adviser has entered into a management services agreement with Chase, pursuant to which our Adviser has agreed to advise and provide administrative support in the review and development of Chase's business policies and the management of Chase's credit facilities and other important contractual relationships, to assist and advise Chase in connection with the development of best industry practices in business promotion, development and employee and customer relations, and to monitor and review Chase's financial performance.

        Our vice chairman, chief operating officer and secretary, Terry Brubaker, and one of our managing directors, Paul A. Giusti, are directors of Chase II Holdings Corp. The principal executive offices of Chase II Holdings Corp., Chase Industries, Inc. and Chase II Acquisition Corp. are located at 10021 Commerce Park Drive, Cincinnati, Ohio 45246.

Noble Logistics, Inc.

        We currently have invested approximately $17.3 million in Noble Logistics, Inc., which we refer to as Noble. We invested $3.3 million to purchase $1.8 million of preferred stock and $1.5 million of common stock in Noble. We also extended two senior term loans with an aggregate principal amount outstanding of $14.0 million, each maturing on December 7, 2011, and a revolving credit facility of $2.0 million, which remained undrawn as of June 30, 2007.

        Noble, based in Houston, Texas, provides time sensitive local and regional delivery services to wholesalers of aftermarket automotive repair components and pharmaceutical distributors. Noble operates from 32 locations in 20 states from California to New Jersey, with its primary operations focused in 1) Texas and the surrounding states (within overnight delivery range), 2) Georgia and the surrounding states and 3) California. The company's customer base includes independent domestic and foreign dealerships who act as parts wholesalers, national and regional auto parts retailers and pharmaceutical distribution companies.

        Because of the relative size of this investment, we are significantly exposed to the risks associated with Noble's business. Fuel prices are an important component of the costs of the independent contractors that Noble hires to transport items for its customers. Noble makes fuel surcharge payments to these independent contractors in addition to payments from transport services. Historically, Noble has been able to increase the charges to its customers and compensate the independent contractor drivers for the bulk of the fuel price increases. If Noble is unable to continue to pass any fuel price increases on to its customers it runs the risk that it may lose independent contractors or have to increase its payments to them which would have the potential effect of reducing Noble's earnings. Independent contractor status is highly regulated. If Noble's independent contractors do not maintain their eligibility, they could be deemed Noble employees. This has the potential effect of increasing costs and reducing earnings. Noble is dependent upon a small group of managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

        Our managing director John Freal, serves as a director for Noble Logistics, Inc. Noble's principal executive offices are located at 11335 Clay Road, Suite 100, Houston, Texas 77041.

Subsequent Portfolio Activity

        In July and August 2007, we purchased additional syndicated loan participations of 7 new and 5 existing portfolio companies of an aggregate of approximately $35.3 million. We also received the full repayment of one syndicated loan participation of approximately $10.8 million in August 2007.

MANAGEMENT

        Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of ten members, seven of whom are not considered to be "interested persons" of Gladstone Investment as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors.

Board Of Directors

        Under our certificate of incorporation, our directors are divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively, from our initial public offering, which we completed in June 2005. The members of the first and second class were subsequently elected at the 2006 and 2007 Annual Meeting of Stockholders, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Information regarding our Board of Directors is as follows (the address for each director is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102):

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
David Gladstone	65	Chairman of the Board and Chief Executive Officer(1)(2)	2005	2010
Terry L. Brubaker	63	Vice Chairman, Chief Operating Officer, Secretary and Director(1)(2)	2005	2009
George Stelljes III	45	President, Chief Investment Officer and Director(1)	2005	2008
Independent Directors
Anthony W. Parker	61	Director(2)(3)	2005	2008
David A.R. Dullum	59	Director(3)	2005	2009
Michela A. English	57	Director(3)	2005	2008
Paul W. Adelgren	64	Director(3*)(4)	2005	2010
Maurice W. Coulon	64	Director(3*)(4)(5)	2005	2009
John H. Outland	61	Director(5)	2005	2010
Gerard Mead	63	Director(5)	2005	2008

(1)
Interested person as defined in Section 2(a)(19) of the 1940 Act.

(2)
Member of the executive committee.

(3)
Member of the audit committee.

(4)
Member of the ethics, nominating, and corporate governance committee.

(5)
Member of the compensation committee.

(*)
Alternate member of the committee.

Executive Officers Who Are Not Directors

        Information regarding our executive officers who are not directors is as follows (the address for each executive officer is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102):

Name	Age	Position
Harry T. Brill, Jr.	60	Chief Financial Officer
Gary Gerson	42	Treasurer

Independent Directors (in alphabetical order)

        Paul W. Adelgren.    Mr. Adelgren has served as a director since June 2005. Mr. Adelgren has also served as a director of Gladstone Commercial since August 2003 and a director of Gladstone Capital since January 2003. From 1997 to the present, Mr. Adelgren has served as the pastor of Missionary Alliance Church. From 1991 to 1997, Mr. Adelgren was pastor of New Life Alliance Church. From 1988 to 1991, Mr. Adelgren was vice president-finance and materials for Williams & Watts, Inc., a logistics management and procurement business located in Fairfield, NJ. Prior to joining Williams & Watts, Mr. Adelgren served in the United States Navy, where he served in a number of capacities, including as the director of the Strategic Submarine Support Department, as an executive officer at the Naval Supply Center, and as the director of the Joint Uniform Military Pay System. He is a retired Navy Captain. Mr. Adelgren holds an MBA from Harvard Business School and a BA from the University of Kansas.

        Maurice W. Coulon.    Mr. Coulon has served as a director since June 2005. Mr. Coulon has also served as a director of Gladstone Commercial and Gladstone Capital since August 2003. Since 2000, Mr. Coulon has been a private investor in real estate. From 1991 through his retirement in 2000, Mr. Coulon served as director of portfolio management for the Morgan Stanley Real Estate Fund. From 1980 to 1991, Mr. Coulon served as senior vice president of asset management for the Boston Company Real Estate Counsel, Inc. Mr. Coulon was a founder of the National Association of Real Estate Investment Managers and is a past president of the National Council of Real Estate Investment Fiduciaries. Mr. Coulon holds an MBA from Harvard Business School and a BSE from the University of Missouri.

        David A.R. Dullum.    Mr. Dullum has served as a director since June 2005. Mr. Dullum has also served as a director of Gladstone Commercial since August 2003 and of Gladstone Capital since August 2001. From 1995 to the present, Mr. Dullum has been a partner at New England Partners, a venture capital firm focused on investments in small and medium-sized businesses in the Mid-Atlantic and New England regions. Mr. Dullum is also the president and a director of Harbor Acquisition Corporation, an operating business with emphasis in the consumer and industrial sectors. Mr. Dullum also serves as a director of Simkar Corporation, a manufacturer of industrial and consumer lighting products and Fetco Home Decor, Inc., a designer and manufacturer of home decor products. From 1976 to 1990, Mr. Dullum was a managing general partner of Frontenac Company, a Chicago-based venture capital firm. Mr. Dullum holds an MBA from Stanford Graduate School of Business and a BME from the Georgia Institute of Technology.

        Michela A. English.    Ms. English has served as director since June 2005. Ms. English is President and CEO of Fight for Children, a non-profit charitable organization focused on providing high quality education and health care services to underserved youth in Washington, D.C. Ms. English has also been a director of Gladstone Commercial since August 2003, and a director of Gladstone Capital since June 2002. From March 1996 to March 2004, Ms. English held several positions with Discovery Communications, Inc., including president of Discovery Consumer Products, president of Discovery Enterprises Worldwide and president of Discovery.com. From 1991 to 1996, Ms. English served as senior vice president of the National Geographic Society and was a member of the National Geographic Society's Board of Trustees and Education Foundation Board. Prior to 1991, Ms. English served as vice president, corporate planning and business development for Marriott Corporation and as a senior engagement manager for McKinsey & Company. Ms. English currently serves as director of the Educational Testing Service (ETS), as a director of D.C. Preparatory Academy, a member of the Advisory Board of the Yale University School of Management, and as a member of the Virginia Institute of Marine Science Council. Ms. English is an emeritus member of the board of Sweet Briar College. Ms. English holds a Bachelor of Arts in International Affairs from Sweet Briar College and a Master of Public and Private Management degree from Yale University's School of Management.

        Gerard Mead.    Mr. Mead has served as a director since December 2005. Mr. Mead is chairman of Gerard Mead Capital Management, a firm which he founded in 2003 that provides investment management services to pension funds, endowments, insurance companies, and high net worth individuals. From 1966 to 2003 Mr. Mead was employed by the Bethlehem Steel Corporation, where he held a series of engineering, corporate finance and investment positions with increasing management responsibility. From 1987 to 2003 Mr. Mead served as chairman and pension fund manager of the Pension Trust of Bethlehem Steel Corporation and Subsidiary Companies. From 1972 to 1987 he served successively as investment analyst, director of investment research, and trustee of the Pension Trust, during which time he was also a corporate finance analyst and investor relations contact for institutional investors of Bethlehem Steel. Prior to that time Mr. Mead was a steel plant engineer. Mr. Mead has also served as a director of Gladstone Commercial and Gladstone Capital, since December 2005. Mr. Mead holds an MBA from the Harvard Business School and a BSCE from Lehigh University.

        John H. Outland.    Mr. Outland has served as a director since June 2005. Mr. Outland has also served as a director of Gladstone Commercial and of Gladstone Capital since December 2003. From March 2004 to June 2006, he served as vice president of Genworth Financial, Inc. From 2002 to March 2004, Mr. Outland served as a managing director for 1789 Capital Advisors, where he provided market and transaction structure analysis and advice on a consulting basis for multifamily commercial mortgage purchase programs. From 1999 to 2001, Mr. Outland served as vice president of mortgage-backed securities at Financial Guaranty Insurance Company where he was team leader for bond insurance transactions, responsible for sourcing business, coordinating credit, loan files, due diligence and legal review processes, and negotiating structure and business issues. From 1993 to 1999, Mr. Outland was senior vice president for Citicorp Mortgage Securities, Inc., where he securitized non-conforming mortgage product. From 1989 to 1993, Mr. Outland was vice president of real estate and mortgage finance for Nomura Securities International, Inc., where he performed due diligence on and negotiated the financing of commercial mortgage packages in preparation for securitization. Mr. Outland holds an MBA from Harvard Business School and a bachelor's degree in Chemical Engineering from Georgia Institute of Technology.

        Anthony W. Parker.    Mr. Parker has served as a director since June 2005. Mr. Parker has also served as a director of Gladstone Commercial since August 2003 and as a director of Gladstone Capital since August 2001. In 1997 Mr. Parker founded Medical Funding Corporation, a company which purchased medical receivables, and has served as its chairman from inception to present. In the summer of 2000, Medical Funding Corporation purchased a Snelling Personnel Agency franchise in Washington, DC which provides full staffing services for the local business community. From 1992 to 1996, Mr. Parker was chairman of, and a 50 percent stockholder of, Capitol Resource Funding, Inc., or CRF, a commercial finance company. Mr. Parker practiced corporate and tax law for over 15 years: from 1980 to 1983, he practiced at Verner, Liipfert, Bernhard & McPherson and from 1983 to 1992, in private practice. From 1973 to 1977, Mr. Parker served as executive assistant to the administrator of the U.S. Small Business Administration. Mr. Parker received his J.D. and Masters in Tax Law from Georgetown Law Center and his undergraduate degree from Harvard College.

Interested Directors

        David Gladstone.    Mr. Gladstone is our founder and has served as our chief executive officer and chairman of our Board of Directors since our inception. Mr. Gladstone is also the founder of our Adviser and has served as its chief executive officer and chairman of its board of directors since its inception. Mr. Gladstone also founded and serves as the chief executive officer and chairman of the boards of directors of our affiliates, Gladstone Capital and Gladstone Commercial. Prior to founding the Gladstone Companies, Mr. Gladstone served as either chairman or vice chairman of the board of directors of American Capital Strategies, Ltd., a publicly traded leveraged buyout fund and mezzanine debt finance company, from June 1997 to August 2001. From 1974 to February 1997, Mr. Gladstone held various positions, including chairman and chief executive officer, with Allied Capital Corporation (a mezzanine debt lender), Allied Capital Corporation II (a subordinated debt lender), Allied Capital Lending Corporation (a small business lending company), Allied Capital Commercial Corporation (a real estate investment company), and Allied Capital Advisers, Inc., a registered investment adviser that managed the Allied companies. The Allied companies were the largest group of publicly-traded mezzanine debt funds in the United States and were managers of two private venture capital limited partnerships (Allied Venture Partnership and Allied Technology Partnership) and a private REIT (Business Mortgage Investors). From 1992 to 1997, Mr. Gladstone served as a director, president and chief executive officer of Business Mortgage Investors, a privately held mortgage REIT managed by Allied Capital Advisors, which invested in loans to small and medium-sized businesses. Mr. Gladstone is also a past director of Capital Automotive REIT, a real estate investment trust that purchases and net leases real estate to automobile dealerships. Mr. Gladstone served as a director of The Riggs National Corporation (the parent of Riggs Bank) from 1993 to May 1997 and of Riggs Bank from 1991 to 1993. He has served as a trustee of The George Washington University and currently is a trustee emeritus. He is a past member of the Listings and Hearings Committee of the National Association of Securities Dealers, Inc. He is a past member of the advisory committee to the Women's Growth Capital Fund, a venture capital firm that finances women-owned small businesses. Mr. Gladstone was the founder and managing member of The Capital Investors, LLC, a group of angel investors, and is currently a member emeritus. He is also the past chairman and past owner of Coastal Berry Company, LLC, a large strawberry farming operation in California. He is also the chairman and owner of Gladstone Land Corporation, a privately held company that has substantial farmland holdings in agriculture real estate in California. Mr. Gladstone holds an MBA from the Harvard Business School, an MA from American University and a BA from the University of Virginia. Mr. Gladstone has co-authored two books on financing for small and medium-sized businesses, Venture Capital Handbook and Venture Capital Investing.

        Terry Lee Brubaker.    Mr. Brubaker has been our vice chairman, chief operating officer, secretary and a director since our inception. Mr. Brubaker has also served as a director of our Adviser since its inception. He also served as president of our Adviser from its inception through February 2006, when he assumed the duties of vice chairman, chief operating officer and secretary. He has served as chief operating officer, secretary and as a director of Gladstone Capital since its inception. He also served as president of Gladstone Capital from May 2001 through April 2004, when he assumed the duties of vice chairman. Mr. Brubaker has also served chief operating officer, secretary and as a director of Gladstone Commercial since February 2003, and as president from February 2003 through July 2007, when he assumed the duties of vice chairman. In March 1999, Mr. Brubaker founded and, until May 1, 2003, served as chairman of Heads Up Systems, a company providing process industries with leading edge technology. From 1996 to 1999, Mr. Brubaker served as vice president of the paper group for the American Forest & Paper Association. From 1992 to 1995, Mr. Brubaker served as president of Interstate Resources, a pulp and paper company. From 1991 to 1992, Mr. Brubaker served as president of IRI, a radiation measurement equipment manufacturer. From 1981 to 1991, Mr. Brubaker held several management positions at James River Corporation, a forest and paper company, including vice president of strategic planning from 1981 to 1982, group vice president of the Groveton Group and

Premium Printing Papers from 1982 to 1990, and vice president of human resources development in 1991. From 1976 to 1981, Mr. Brubaker was strategic planning manager and marketing manager of white papers at Boise Cascade. Previously, Mr. Brubaker was a senior engagement manager at McKinsey & Company from 1972 to 1976. Prior to 1972, Mr. Brubaker was a U.S. Navy fighter pilot. Mr. Brubaker holds an MBA from the Harvard Business School and a BSE from Princeton University.

        George Stelljes III.    Mr. Stelljes has served as our president, chief investment officer and a director since inception. Mr. Stelljes has served as Gladstone Capital's chief investment officer since September 2002 and a director from August 2001 to September 2002, and then rejoined the Board of Directors in July 2003. He also served as executive vice president of Gladstone Capital from September 2002 through April 2004, when he assumed the duties of president. Mr. Stelljes has served as our Adviser's chief investment officer and a director of our Adviser since May 2003. He also served as executive vice president of our Adviser until February 2006, when he assumed the duties of president. Mr. Stelljes has served as chief investment officer of Gladstone Commercial since February 2003, and as a director since July 2007. He also served as executive vice president of Gladstone Commercial from February 2003 through July 2007, when he assumed the duties of president. Prior to joining Gladstone Mr. Stelljes served as a managing member of St. John's Capital, a vehicle used to make private equity investments. From 1999 to 2001, Mr. Stelljes was a co-founder and managing member of Camden Partners and Cahill Warnock & Company, private equity firms which finance high growth companies in the communications, education, healthcare, and business services sectors. From 1997 to 1999, Mr. Stelljes was a managing director and partner of Columbia Capital, a venture capital firm focused on investments in communications and information technology. From 1989 to 1997, Mr. Stelljes held various positions, including executive vice president and principal, with the Allied companies. Mr. Stelljes currently serves as a general partner and investment committee member of Patriot Capital, a private equity fund, and serves on the board of Intrepid Capital Management, a money management firm. He is also a former board member and regional president of the National Association of Small Business Investment Companies. Mr. Stelljes holds an MBA from the University of Virginia and a BA in Economics from Vanderbilt University.

Executive Officers Who Are Not Directors

        Harry T. Brill, Jr.    Mr. Brill has served as our chief financial officer since June 2005 and served as treasurer from inception until April 2006. Mr. Brill has served as chief financial officer of our Adviser since its inception. Mr. Brill has also served as chief financial officer of Gladstone Commercial since February 2003 and as treasurer from inception until April 2006. Mr. Brill has also served as chief financial officer of Gladstone Capital since May 2001 and as treasurer from inception until April 2006. From 1995 to April 2001, Mr. Brill served as a personal financial advisor. From 1975 to 1995, Mr. Brill held various positions, including treasurer, chief accounting officer, and controller with Allied Capital Corporation where Mr. Brill was responsible for all of the accounting work for Allied Capital and its family of funds. Mr. Brill received his degree in accounting from Ben Franklin University.

        Gary Gerson.    Mr. Gerson has served as our treasurer since April 2006. Mr. Gerson has also served as treasurer of Gladstone Capital and Gladstone Commercial since April 2006 and of our Adviser since May 2006. From 2004 to early 2006, Mr. Gerson was Assistant Vice President of Finance at the Bozzuto Group, a real estate developer, manager and owner, where he was responsible for the financing of multi-family and for-sale residential projects. From 1995 to 2004 he held various finance positions, including Director, Finance from 2000 to 2004, at PG&E National Energy Group where he led, and assisted in, the financing of power generation assets. Mr. Gerson holds an MBA from the Yale School of Management, a B.S. in mechanical engineering from the U.S. Naval Academy, and is a CFA charter holder.

Employment Agreements

        We are not a party to any employment agreements. Messrs. Gladstone, Brubaker and Stelljes have entered into employment agreements with our Adviser, whereby they are direct employees of our Adviser. The employment agreement of Mr. Stelljes provides for his nomination to serve as our president and chief investment officer.

Director Independence

        As required under The Nasdaq Global Select Market listing standards, a majority of the members of a listed company's board of directors must qualify as "independent," as affirmatively determined by the board of directors. Our Board of Directors consults with our outside counsel to ensure that the Board's determinations are consistent with all relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in pertinent listing standards of The Nasdaq Global Select Market, as in effect time to time.

        Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and Gladstone Investment, our senior management and our independent registered public accounting firm and their respective affiliates, our Board of Directors affirmatively has determined that all of our directors are independent directors within the meaning of the applicable Nasdaq listing standards and are not "interested persons" as defined in Section 2(a)(19) of the 1940 Act, except for Mr. Gladstone, our chairman and chief executive officer, Mr. Brubaker, our vice chairman, chief operating officer and secretary and Mr. Stelljes, our president and chief investment officer.

Committees of Our Board of Directors

        Executive Committee.    Membership of our executive committee is comprised of Messrs. Gladstone, Brubaker and Parker. The executive committee has the authority to exercise all powers of our Board of Directors except for actions that must be taken by the full Board of Directors under the Maryland General Corporation Law, including electing our chairman and president. Mr. Gladstone serves as chairman of the executive committee. The executive committee did not meet during the last fiscal year.

        Audit Committee.    The members of the audit committee are Messrs. Parker and Dullum and Ms. English, and Messrs. Adelgren and Coulon serve as alternate members of the committee. Alternate members of the audit committee serve only in the event of an absence of a regular committee member. Mr. Parker serves as chairman of the audit committee. Each member and alternate member of the audit committee is an "independent director" as defined by Nasdaq rules and our own standards, and none of the members or alternate members of the audit committee are "interested persons" as defined in Section 2(a)(19) of the 1940 Act. The Board has unanimously determined that all members and alternate members of the audit committee qualify as "audit committee financial experts" within the meaning of the SEC rules and regulations. In addition, the Board has unanimously determined that all audit committee members and alternate members are financially literate under current Nasdaq rules and that at least one member has financial management expertise. The audit committee operates pursuant to a written charter and is primarily responsible for oversight of our financial statements and controls, assessing and ensuring the independence, qualifications and performance of the independent registered public accounting firm, approving the independent registered public accounting firm services and fees and reviewing and approving our annual audited financial statements before issuance, subject to board approval. The audit committee met eight times during the last fiscal year.

        Compensation Committee.    The members of the compensation committee are Messrs. Coulon, Outland and Mead, each of whom is independent for purposes of the 1940 Act and The Nasdaq Global Select Market listing standards. Mr. Coulon serves as chairman of the compensation committee. The compensation committee operates pursuant to a written charter and conducts periodic reviews of our

Advisory Agreement and our Administration Agreement to evaluate whether the fees paid to our Adviser under the Advisory Agreement, and the fees paid to our Administrator under the Administration Agreement, respectively, are in the best interests of us and our stockholders. The committee considers in such periodic reviews, among other things, whether the salaries and bonuses paid to our executive officers by our Adviser and our Administrator are consistent with our compensation philosophies and the performance of our Adviser, are reasonable in relation to the nature and quality of services performed, and whether the provisions of the Advisory and Administration Agreements are being satisfactorily performed. The compensation committee met four times during the last fiscal year.

        Ethics, Nominating, and Corporate Governance Committee.    The members of the ethics, nominating, and corporate governance committee are Messrs. Adelgren and Coulon, each of whom is independent for purposes of the 1940 Act and The Nasdaq Global Select Market listing standards. Mr. Adelgren serves as chairman of the ethics, nominating, and corporate governance committee. The ethics, nominating, and corporate governance committee operates pursuant to a written charter and is responsible for selecting, researching, and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles, and overseeing the evaluation of the board and our management. The committee is also responsible for our Code of Business Conduct and Ethics. The committee met four times during the last fiscal year.

        Nominations for election to our Board of Directors may be made by our Board of Directors, or by any stockholder entitled to vote for the election of directors. Although there is not a formal list of qualifications, in discharging its responsibilities to nominate candidates for election to our Board of Directors, the ethics, nominating and corporate governance committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age, having business experience, and possessing high moral character. In nominating candidates to fill vacancies created by the expiration of the term of a member, the committee's process for identifying and evaluating nominees includes reviewing such directors' overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with us during their term. In addition, the committee may consider recommendations for nomination from any reasonable source, including officers, directors and stockholders of our company according to the foregoing standards.

        Nominations made by stockholders must be made by written notice (setting forth the information required by our bylaws) received by the secretary of our company at least 120 days in advance of an annual meeting or within 10 days of the date on which notice of a special meeting for the election of directors is first given to our stockholders.

        Meetings.    During the fiscal year ended March 31, 2007, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he or she served.

Compensation of Directors

Summary of Compensation

        The following table shows, for the fiscal year ended March 31, 2007, compensation awarded to or paid to our directors who are not executive officers, which we refer to as our non-employee directors for all services rendered to us during this period. No compensation is paid to directors who are our executive officers for their service on the Board of Directors. No information has been provided with respect to our executive officers because our executive officers are employees of our Adviser or our Administrator and do not receive any direct compensation from us. We do not issue stock options and therefore have no information to report relating to stock option grants and exercises for our three highest paid executive officers.

Name of Person, Position	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Company Expenses	Securities Underlying Options	Total Compensation from Company Paid to Directors
Paul W. Adelgren Director	$28,000	$0	0	$28,000
Maurice W. Coulon Director	$30,000	$0	0	$30,000
David A.R. Dullum Director	$31,000	$0	0	$31,000
Michela A. English Director	$31,000	$0	0	$31,000
John H. Outland Director	$27,000	$0	0	$27,000
Anthony W. Parker Director	$33,000	$0	0	$33,000
Gerard Mead Director	$27,000	$0	0	$27,000

Compensation of Directors

        As compensation for serving on the Board during the fiscal year ended March 31, 2007, each of the non-employee directors received an annual fee of $20,000, a Board meeting fee of $1,000 per each meeting of the Board attended, and an additional $1,000 committee meeting fee for attending each committee meeting if such committee meeting took place on a day other than when the full Board met. In addition, the audit committee chairman received an annual fee of $3,000, and the chairmen of each of the compensation and ethics, nominating and corporate governance committees received annual fees of $1,000. We also reimbursed our directors for reasonable out-of-pocket expenses incurred in connection with their services, including those incurred for attendance at meetings of the Board and its committees. During the fiscal year ended March 31, 2007, the total cash compensation paid to non-employee directors was $207,000.

Deferred Compensation Plan

        On July 11, 2006, we adopted the Joint Directors Nonqualified Excess Plan of Gladstone Commercial Corporation, Gladstone Capital Corporation and Gladstone Investment Corporation, which we refer to as the Deferred Compensation Plan. Effective January 1, 2007, the Deferred Compensation Plan provides our non-employee directors the opportunity to voluntarily defer director fees on a pre-tax basis, and to invest such deferred amounts in self-directed investment accounts. The Deferred Compensation Plan does not allow us to make discretionary contributions to the account of any director.

Certain Transactions

  Investment Advisory And Management Agreement

Management Services

        Our Adviser is a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Subject to the overall supervision of our Board of Directors, our

Adviser provides investment advisory and management services to us. Under the terms of our Advisory Agreement, our Adviser has investment discretion with respect to our capital and, in that regard:

  •
  determines the composition of our portfolio, the nature and timing of the changes to our portfolio, and the manner of implementing such changes;

  •
  identifies, evaluates, and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

  •
  closes and monitors the investments we make; and

  •
  makes available on our behalf, and provides if requested, managerial assistance to our portfolio companies.

        Our Adviser's services under the Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Portfolio Management

        Our Adviser takes a team approach to portfolio management; however, the following persons are primarily responsible for the day-to-day management of our portfolio and comprise our Adviser's investment committee: David Gladstone, Terry Lee Brubaker and George Stelljes III, whom we refer to collectively as the Portfolio Managers. Our investment decisions are made on our behalf by the investment committee of our Adviser by unanimous decision.

        Mr. Gladstone is the chairman and the chief executive officer of the Adviser, since he founded the Adviser in 2002, along with Mr. Brubaker and Mr. Stelljes. Mr. Brubaker has served as the vice chairman, chief operating officer and secretary of the Adviser since 2002. Mr. Stelljes has served as the president and chief investment officer of the Adviser since 2002. For more complete biographical information on Messrs. Gladstone, Brubaker and Stelljes, please see "Management—Interested Directors."

        The Portfolio Managers are all officers or directors, or both, of our Adviser and our Administrator. David Gladstone is the controlling stockholder of our Adviser, which is the sole member of our Administrator. Although we believe that the terms of the Advisory Agreement are no less favorable to us than those that could be obtained from unaffiliated third parties in arms' length transactions, our Adviser and, its officers and its directors have a material interest in the terms of this agreement. Based on an analysis of publicly available information, the Board believes that the terms and the fees payable under the Advisory Agreement are similar to those of the agreements of other business development companies that do not have equity incentive plans with their external investment advisers.

        Our Adviser provides investment advisory services to other investment funds in the Gladstone Companies. As such, the Portfolio Managers also are primarily responsible for the day-to-day management of the portfolios of other pooled investment vehicles in the Gladstone Companies that are managed by the Adviser. As of the date hereof, Messrs. Gladstone, Brubaker, and Stelljes are primarily responsible for the day-to-day management of the portfolios of Gladstone Capital Corporation, another publicly-traded business development company, Gladstone Commercial Corporation, a publicly-traded real estate investment trust, and Gladstone Land Corporation, a private company controlled by Mr. Gladstone that owns farmland in California. As of July 31, 2007, the Adviser had an aggregate of approximately $1,075.6 million in total assets under management. The Portfolio Managers do not provide investment advisory services to any registered investment companies or to any other accounts.

Possible Conflicts of Interest

        Our Portfolio Managers provide investment advisory services and serve as officers, directors or principals of the other Gladstone Companies, which operate in the same or a related line of business as we do. Accordingly, they have corresponding obligations to investors in those entities. For example, Mr. Gladstone, our chairman and chief executive officer, is chairman of the board and chief executive officer of the Adviser, Gladstone Capital, Gladstone Commercial, and Gladstone Land with management responsibilities for the other members of the Gladstone Companies. In addition, Mr. Brubaker, our vice chairman, chief operating officer and secretary, is vice chairman, chief operating officer and secretary of the Adviser, Gladstone Capital and Gladstone Commercial, and Mr. Stelljes, our president and chief investment officer, is president and chief investment officer of the Adviser, Gladstone Capital and Gladstone Commercial. Moreover, we may establish other investment vehicles which from time to time may have potentially overlapping investment objectives with those of Gladstone Capital and accordingly may invest in, whether principally or secondarily, asset classes similar to those targeted by us. While the Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, our Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the member of the Gladstone Companies with the investment strategy that most closely fits the investment opportunity. Nevertheless, the Portfolio Managers may face conflicts in the allocation of investment opportunities to other entities managed by our Adviser. As a result, it is possible that certain investment opportunities may not be available to other members of the Gladstone Companies or investment funds managed by our Adviser. When the officers of the Adviser identify an investment, they will be forced to choose which investment fund should make the investment in accordance with their investment allocation procedures.

        Our affiliate, Gladstone Commercial, may lease property to portfolio companies that we do not control under certain circumstances. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria that meets the lease underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours. Additionally, we may make simultaneous investments in senior syndicated loans with our affiliate, Gladstone Capital. In this regard, our Adviser has adopted allocation procedures designed to ensure fair and equitable allocations of such investments.

Portfolio Manager Compensation

        The Portfolio Managers receive compensation in the form of a base salary plus a bonus. Each of the Portfolio Managers' base salaries is determined by a review of salary surveys for persons with comparable experience who are serving in comparable capacities in the industry. Each Portfolio Manager's base salary is set and reviewed yearly. Like all employees of the Adviser, a Portfolio Manager's bonus is tied to the performance of the Adviser and the entities that it advises. A Portfolio Manager's bonus increases or decreases when the Adviser's income increases or decreases. The Adviser's income, in turn, is directly tied to the management and performance fees earned in managing its investment funds, including the Company. Pursuant to the investment advisory and management agreement between the Adviser and the Company, the Adviser receives an incentive fee based on net investment income in excess of the hurdle rates and capital gains as set out in the investment advisory and management agreement.

        All compensation of the Portfolio Managers from the Adviser takes the form of cash. Each of the Portfolio Managers may elect to defer some or all of his bonus through the Adviser's deferred compensation plan. The Portfolio Managers are also portfolio managers for other members of the Gladstone Companies, two of which (Gladstone Capital and Gladstone Commercial) have had stock option plans through which the Portfolio Managers have previously received options to purchase stock of those entities. However, Gladstone Capital terminated its stock option plan effective September 30, 2006 and Gladstone Commercial terminated its stock option plan effective December 31, 2006. These plan terminations were effected in connection with the implementation of new advisory agreements between each of Gladstone Capital and Gladstone Commercial with our Adviser, which have been approved by their respective stockholders. All outstanding, unexercised options under the Gladstone Capital plan were terminated effective September 30, 2006, and all outstanding, unexercised options under the Gladstone Commercial plan were terminated effective December 31,2006.

Fees under the Investment Advisory and Management Agreement

        In accordance with the Advisory Agreement, we pay our Adviser fees, as compensation for its services, consisting of a base management fee and an incentive fee.

        The base management fee is computed and payable quarterly and is assessed at an annual rate of 2.0% and was initially computed on the basis of the average value of our gross invested assets at the end of the two most recently completed quarters, which were total assets less the cash proceeds and cash and cash equivalent investments from the proceeds of our initial public offering that were not invested in debt and equity securities of portfolio companies. Beginning on January 1, 2007, the base management fee is assessed at an annual rate of 2.0% computed on the basis of the average value of our gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. This new calculation was originally scheduled to begin in periods after March 31, 2006; however, our Board of Directors accepted voluntary waivers from our Adviser that allowed the initial calculation of the base management fee to be effective through December 31, 2006.

        On April 11, 2007, our Board of Directors accepted a voluntary waiver from the Adviser to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5% to the extent that proceeds resulting from borrowings under our credit facility were used to purchase such syndicated loan participations. This waiver remains in effect and was applied during the three months ended March 31, 2007 and June 30, 2007.

        When our Adviser receives fees from our portfolio companies, such as investment banking fees, structuring fees or executive recruiting services fees, 50% of certain of these fees will be credited against the base management fee that we would otherwise be required to pay to our Adviser.

        In addition, our Adviser services the loans held by Business Investment, in return for which our Adviser receives a 2.0% annual fee based on the monthly aggregate balance of loans held by Business Investment. Since we own these loans, all loan servicing fees paid to our Adviser are treated as reductions against the 2.0% base management fee. Overall, the base management fee due to our Adviser cannot exceed 2.0% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year.

        The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards our Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the "hurdle rate"). We pay our Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

        The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to our Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio.

Duration and Termination

        Unless terminated earlier as described below, the Advisory Agreement will remain in effect from year to year if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Advisory Agreement will automatically terminate in the event of its assignment. The Advisory Agreement may be terminated by either party without penalty upon 60 days' written notice to the other. See "Risk Factors—We are dependent upon our key management personnel and the key management personnel of our Adviser for our future success and the continued operations of our Adviser, particularly David Gladstone, George Stelljes III and Terry Lee Brubaker."

  Administration Agreement

        Pursuant to the Administration Agreement, our Administrator furnishes us with clerical, bookkeeping and record keeping services and our Administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, our Administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns, the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our Administrator's overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the salaries and benefits expenses of our chief financial officer, chief compliance officer, controller, treasurer and their respective staffs.

        Based on an analysis of publicly available information, the Board believes that the terms and the fees payable under the Administration Agreement are similar to those of the agreements of other business development companies that do not have equity incentive plans with their external investment advisers.

        David Gladstone, Terry Lee Brubaker, George Stelljes III, Harry Brill and Gary Gerson are all officers or directors, or both, of our Adviser and our Administrator. David Gladstone is the controlling stockholder of our Adviser, which is the sole member of our Administrator. Although we believe that the terms of the Administration Agreement are no less favorable to us than those that could be obtained from unaffiliated third parties in arms' length transactions, our Adviser and its officers and its directors have a material interest in the terms of this agreement.

Indemnification

        The Advisory Agreement and the Administration Agreement each provide that, absent willful misfeasance, bad faith, or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, our Adviser and our Administrator, as applicable, and their respective officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with them are entitled to indemnification from us for any damages, liabilities, costs, and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser's services under the Advisory Agreement or otherwise as an investment adviser of us and from the rendering of our Administrator's services under the Administration Agreement or otherwise as an administrator for us, as applicable.

        In our certificate of incorporation and bylaws, we have also agreed to indemnify certain officers and directors by providing, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as our director, officer or other agent, to the fullest extent permitted under Delaware law and our bylaws. Notwithstanding the foregoing, the indemnification provisions shall not protect any officer or director from liability to us or our stockholders as a result of any action that would constitute willful misfeasance, bad faith or gross negligence in the performance of such officer's or director's duties, or reckless disregard of his or her obligations and duties.

  License Agreement

        We have entered into a license agreement with our Adviser pursuant to which our Adviser has granted us a non-exclusive license to use the name "Gladstone" and the Diamond G logo. Under this agreement, we have the right to use the "Gladstone" name and the Diamond G logo for so long as our Adviser remains our investment adviser. Other than with respect to this limited license, we have no legal right to use either the "Gladstone" name or the Diamond G logo.

        The license agreement requires us to pay to our Adviser a royalty fee of $10 per quarter for the use of the "Gladstone" name and the Diamond G logo. The amount of the licensing fee is to be negotiated every year by our compensation committee and approved by a majority of our independent directors. The license arrangement will terminate in the event that our Adviser is no longer our adviser.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

        The following table sets forth, as of September 14, 2007 (unless otherwise indicated), the beneficial ownership of each current director, each of the executive officers, the executive officers and directors as a group and each stockholder known to our management to own beneficially more than 5% of the outstanding shares of common stock. Except as otherwise noted, the address of the individuals below is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 200, McLean, VA 22102. We are not part of a "family of investment companies," as that term is defined in the 1940 Act.

	Beneficial Ownership(1)
Name and Address	Number of Shares	Percent of Total	Dollar Range of Equity Securities of the Company Owned by Directors and Executive Officers(2)	Aggregate Dollar Range of Equity Securities of all Funds by Directors and Executive Officers in Family of Investment Companies(2)(3)
Executive Officers and Directors:
David Gladstone	117,600	*	Over $100,000	Over $100,000
Terry Lee Brubaker(4)	10,622	*	Over $100,000	Over $100,000
George Stelljes III	10,535	*	Over $100,000	Over $100,000
Harry T. Brill, Jr.	822	*	$10,001-$50,000	Over $100,000
Gary Gerson(5)	434	*	$1,000-$10,000	$10,001-$50,000
Anthony W. Parker	3,905	*	$50,001-$100,000	Over $100,000
David A.R. Dullum(6)	9,077	*	Over $100,000	Over $100,000
Michela A. English	1,000	*	$10,001-$50,000	Over $100,000
Paul Adelgren	1,022	*	$10,001-$50,000	$50,001-$100,000
Maurice Coulon	0	*	None	$10,001-$50,000
John H. Outland	1,000	*	$10,001-$50,000	$50,001-$100,000
Gerard Mead	1,019	*	$10,001-$50,000	$50,001-$100,000
All executive officers and directors as a group (12 persons)	157,036	*	N/A	N/A
Other Stockholders:
Burgundy Asset Management Ltd.(7) 181 Bay Street, Suite 4510 Toronto, Ontario M5J 2T3	1,200,649	7.3%	N/A	N/A
Ferris, Baker Watts, Incorporated(8) 100 Light Street Baltimore, Maryland 21202	1,093,784	6.6%	N/A	N/A

*
Less than 1%

(1)
This table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and sole investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 16,560,100 shares outstanding on September 14, 2007.

(2)
Ownership calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act. The dollar range of our equity securities beneficially owned is calculated by multiplying the closing price of Common Stock as reported on The Nasdaq Global Select Market as of September 14, 2007, times the number of shares beneficially owned.

(3)
Each of our directors and executive officers is also a director or executive officer, or both, of Gladstone Capital Corporation, our affiliate and a business development company, and Gladstone Commercial Corporation, our affiliate and a real estate investment trust, each of which is also externally managed by our Adviser.

(4)
Includes 2,000 shares held by Mr. Brubaker's spouse.

(5)
Includes 334 shares held by Mr. Gerson's spouse.

(6)
Includes 1,000 shares held by Mr. Dullum's spouse.

(7)
This information has been obtained from a Schedule 13G filed by Burgundy Asset Management Ltd., which we refer to as Burgundy, with the SEC on February 14, 2007. According to the Schedule 13G, Burgundy had sole voting and dispositive power with respect to all 1,200,649 shares reported as beneficially owned.

(8)
This information has been obtained from a Schedule 13G filed by Ferris, Baker Watts, Incorporated, which we refer to as FBW, on February 9, 2007. According to the Schedule 13G, FBW had sole voting and dispositive power with respect to 29,800 shares and shared voting and dispositive power with respect to 1,063,984 shares in its capacity as an investment adviser.

DIVIDEND REINVESTMENT PLAN

        We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders upon their election as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our stockholders who have "opted in" to our dividend reinvestment plan will not receive cash dividends but, instead, such cash dividends will automatically be reinvested in additional shares of our common stock.

        Pursuant to our dividend reinvestment plan, if your shares of our common stock are registered in your own name you can have all distributions reinvested in additional shares of our common stock by The Bank of New York, the plan agent, if you enroll in the dividend reinvestment plan by delivering an authorization form to the plan agent prior to the corresponding dividend declaration date. The plan agent will effect purchases of our common stock under the dividend reinvestment plan in the open market. If you do not elect to participate in the dividend reinvestment plan, you will receive all distributions in cash paid by check mailed directly to you (or if you hold your shares in street or other nominee name, then to your nominee) as of the relevant record date, by the plan agent, as our dividend disbursing agent. If your shares are held in the name of a broker or nominee or if you are transferring such an account to a new broker or nominee, you should contact the broker or nominee to determine whether and how they may participate in the dividend reinvestment plan.

        The plan agent serves as agent for the holders of our common stock in administering the dividend reinvestment plan. After we declare a dividend, the plan agent will, as agent for the participants, receive the cash payment and use it to buy common stock on the Nasdaq Global Select Market or elsewhere for the participants' accounts. The price of the shares will be the average market price at which such shares were purchased by the plan agent.

        Participants in the dividend reinvestment plan may withdraw from the dividend reinvestment plan upon written notice to the plan agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective the day after the related dividend distribution date. When a participant withdraws from the dividend reinvestment plan or upon termination of the dividend reinvestment plan as provided below, certificates for whole shares of common stock credited to his or her account under the dividend reinvestment plan will be issued and a cash payment will be made for any fractional share of common stock credited to such account.

        The plan agent will maintain each participant's account in the dividend reinvestment plan and will furnish monthly written confirmations of all transactions in such account, including information needed by the stockholder for personal and tax records. Common stock in the account of each dividend reinvestment plan participant will be held by the plan agent in non-certificated form in the name of such participant. Proxy materials relating to our stockholders' meetings will include those shares purchased as well as shares held pursuant to the dividend reinvestment plan.

        In the case of participants who beneficially own shares that are held in the name of banks, brokers or other nominees, the plan agent will administer the dividend reinvestment plan on the basis of the number of shares of common stock certified from time to time by the record holders as the amount held for the account of such beneficial owners. Shares of our common stock may be purchased by the plan agent through any of the underwriters, acting as broker or dealer.

        We pay the plan agent's fees for the handling or reinvestment of dividends and other distributions. Each participant in the dividend reinvestment plan pays a pro rata share of brokerage commissions incurred with respect to the plan agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting distributions.

        Distributions are taxable whether paid in cash or reinvested in additional shares, and the reinvestment of distributions pursuant to the dividend reinvestment plan will not relieve participants of any U.S. federal income tax or state income tax that may be payable or required to be withheld on such distributions. For more information regarding taxes that our stockholders may be required to pay, see "Material U.S. Federal Income Tax Considerations."

        Experience under the dividend reinvestment plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the dividend reinvestment plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the dividend reinvestment plan at least 90 days before the record date for the distribution. The dividend reinvestment plan also may be amended or terminated by the plan agent with our prior written consent, on at least 90 days' written notice to participants in the dividend reinvestment plan. All correspondence concerning the reinvestment plan should be directed to the plan agent, The Bank of New York, by mail at 100 Church Street, 14th Floor, New York, New York 10286 or by phone at 800-274-2944.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, regulated investment companies, dealers in securities, pension plans and trusts, financial institutions, and those who hold our common stock as part of a straddle, conversion or other risk-reduction strategy. This summary assumes that investors hold our common stock as capital assets. The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, which we refer to as the IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets in which we do not currently intend to invest.

Regulated Investment Company Status

        In order to maintain the qualification for treatment as a RIC under Subchapter M of the Code, we must distribute to our stockholders, for each taxable year, at least 90% of our investment company taxable income, which is generally our ordinary income plus short-term capital gains. We refer to this as the annual distribution requirement. We must also meet several additional requirements, including:

  •
  Income source requirements.    At least 90% of our gross income for each taxable year must be from dividends, interest, payments with respect to securities loans, gains from sales or other dispositions of securities or other income derived with respect to our business of investing in securities, and net income derived from an interest in a qualified publicly traded partnership, and

  •
  Asset diversification requirements.    As of the close of each quarter of our taxable year: (1) at least 50% of the value of our assets must consist of cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities to the extent that (a) we do not hold more than 10% of the outstanding voting securities of an issuer of such other securities and (b) such other securities of any one issuer do not represent more than 5% of our total assets, and (2) no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

        Failure to Qualify as a RIC.    If we are unable to qualify for treatment as a RIC, we will be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make such distributions. Distributions would be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and then as a gain realized from the sale or exchange of property. If we fail to meet the RIC requirements for more than two consecutive years and then seek to requalify as a RIC, we would be required to recognize a gain to the extent of any unrealized appreciation on our assets unless we make a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding 10-year period. Absent such special election, any gain we recognized would be deemed distributed to our stockholders as a taxable distribution.

        Qualification as a RIC.    If we qualify as a RIC and distribute to stockholders each year in a timely manner at least 90% of our investment company taxable income, we will not be subject to federal income tax on the portion of our taxable income and gains we distribute to stockholders. We would, however, be subject to a 4% nondeductible federal excise tax if we do not distribute, actually or on a deemed basis, 98% of our income, including both ordinary income and capital gains. The excise tax would apply only to the amount by which 98% of our income exceeds the amount of income we distribute, actually or on a deemed basis, to stockholders. We will be subject to regular corporate income tax, currently at rates up to 35%, on any undistributed income, including both ordinary income and capital gains. We intend to retain some or all of our capital gains, but to designate the retained amount as a deemed distribution. In that case, among other consequences, we will pay tax on the retained amount, each stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the stockholder and the stockholder will be entitled to claim a credit or refund equal to its allocable share of the tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the stockholder's cost basis for its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend and such excess may be claimed as a credit or refund against the stockholder's other tax obligations. A stockholder that is not subject to U.S. federal income tax or tax on long-term capital gains would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to the stockholders prior to the expiration of 60 days after the close of the relevant tax year. We will also be subject to alternative minimum tax, but any tax preference items would be apportioned between us and our stockholders in the same proportion that dividends, other than capital gain dividends, paid to each stockholder bear to our taxable income determined without regard to the dividends paid deduction.

        If we acquire debt obligations that were originally issued at a discount, which would generally include loans we make that are accompanied by warrants, that bear interest at rates that are not either fixed rates or certain qualified variable rates or that are not unconditionally payable at least annually over the life of the obligation, we will be required to include in taxable income each year a portion of the OID that accrues over the life of the obligation. Such OID will be included in our investment company taxable income even though we receive no cash corresponding to such discount amount. As a result, we may be required to make additional distributions corresponding to such OID amounts in order to satisfy the annual distribution requirement and to continue to qualify as a RIC or to avoid the 4% excise tax. In this event, we may be required to sell temporary investments or other assets to meet the RIC distribution requirements. Through June 30, 2007, we incurred no OID income.

Taxation of Our U.S. Stockholders

        Distributions.    For any period during which we qualify for treatment as a RIC for federal income tax purposes, distributions to our stockholders attributable to our investment company taxable income generally will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits. Any distributions in excess of our earnings and profits will first be treated as a nontaxable return of the stockholder's tax basis in his or her shares of our common stock and any distributions in excess of the stockholder's tax basis in such shares will be treated as a gain from the sale of such shares. Although distributions constituting a return of the stockholder's tax basis may not be taxable, such distributions may increase an investor's tax liability for capital gains upon sale of our shares. Distributions of our long-term capital gains, designated by us as such, will be taxable to stockholders as long-term capital gains regardless of the stockholder's holding period for its common stock and whether the distributions are paid in cash or invested in additional common stock. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income, but not with respect to capital gain dividends to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations. Any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by us and received by the stockholders on December 31 of the previous year. In addition, we may elect to relate a dividend back to the prior taxable year if we (1) declare such dividend prior to the due date for filing our return for that taxable year, (2) make the election in that return, and (3) distribute the amount in the 12-month period following the close of the taxable year but not later than the first regular dividend payment following the declaration. Any such election will not alter the general rule that a stockholder will be treated as receiving a dividend in the taxable year in which the distribution is made, subject to the October, November, December rule described above.

        In general, the tax rates applicable to our dividends other than dividends designated as capital gain dividends will be the standard ordinary income tax rates, and not the lower federal income tax rate applicable to "qualified dividend income." If we distribute dividends that are attributable to actual dividend income received by us that is eligible to be, and is, designated by us as qualified dividend income, such dividends would be eligible for such lower federal income tax rate. For this purpose,

"qualified dividend income" means dividends received by us from United States corporations and qualifying foreign corporations, provided that both we and the stockholder recipient of our dividend satisfy certain holding period and other requirements in respect of our shares (in the case of our stockholder) and the stock of such corporations (in our case). However, we do not anticipate receiving or distributing a significant amount of qualified dividend income.

        If a stockholder participates in our dividend reinvestment plan, (see "Dividend Reinvestment Plan") any distributions reinvested under the plan will be taxable to the stockholder to the same extent, and with the same character, as if the stockholder had received the distribution in cash. The stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the stockholder's account.

        Sale of our Shares.    A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. For taxable years beginning before January 1, 2011, individual U.S. stockholders are subject to a maximum federal income tax rate of 15% on their net capital gain ( i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the same rates applied to their ordinary income (currently up to a maximum of 35%). Capital losses are subject to limitations on use for both corporate and non-corporate stockholders.

        Backup Withholding.    We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is generally his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's federal income tax liability, provided that proper information is provided to the IRS.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

        We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under Section 54 of the 1940 Act. As such, we are subject to regulation under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons," as defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

        We intend to conduct our business so as to retain our status as a business development company. A business development company may use capital provided by public stockholders and from other sources to invest in long-term private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies. In general, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1) or (2) below.

Qualifying Assets

        Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The types of qualifying assets in which we may invest under the 1940 Act include, but are not limited to, the following:

          (1)   Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is generally defined in the 1940 Act as any issuer which:

            (a)   is organized under the laws of, and has its principal place of business in, any State or States in the United States;

            (b)   is not an investment company (other than a small business investment company wholly owned by the business development company); and

            (c)   satisfies one of the following:

                (i)  it does not have any class of securities with respect to which a broker or dealer may extend margin credit;

               (ii)  it is controlled by the business development company and for which an affiliate of the business development company serves as a director;

              (iii)  it has total assets of not more than $4 million and capital and surplus of not less than $2 million; or

              (iv)  it does not have any class of securities listed on a national securities exchange.

          (2)   Securities received in exchange for or distributed on or with respect to securities described in (1) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

          (3)   Cash, cash items, government securities or high quality debt securities maturing in one year or less from the time of investment.

Asset Coverage

        We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least 200% immediately after each such issuance. In addition, while senior securities are outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or distribution is made with respect to our common stock or before any purchase of common stock is made, the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more.

Significant Managerial Assistance

        For portfolio securities to be qualifying assets for the 70% test described above, the business development company must either exercise a controlling influence over the issuer of the securities or must make available to the issuer of the securities significant managerial assistance. However, with respect to certain, but not all such securities, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance, or the business development company may exercise such control jointly. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Investment Policies

        We seek to achieve a high level of current income and capital gains through investments in debt securities and preferred and common stock that we acquire in connection with buyouts and other recapitalizations. The following investment policies, along with these investment objectives, may not be changed without the approval of our Board of Directors.

        We will at all times conduct our business so as to retain our status as a business development company. In order to retain that status, we may not acquire any assets (other than non-investment assets necessary and appropriate to our operations as a business development company) if, after giving effect to such acquisition, the value of our "qualifying assets" is less than 70% of the value of our total assets. We anticipate that the securities we seek to acquire, as well as temporary investments, will generally be qualifying assets.

        We will at all times endeavor to conduct our business so as to retain our status as a regulated investment company under the 1940 Act. In order to do so, we must meet income source, asset diversification and annual distribution requirements. We may issue senior securities, such as debt or preferred stock, to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary emergency or other purposes.

DESCRIPTION OF OUR SECURITIES

        Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share (our common stock and our preferred stock are collectively referred to as Capital Stock).

        The following description is a summary based on relevant provisions of our certificate of incorporation and bylaws and the Delaware General Corporation Law. This summary does not purport to be complete and is subject to, and qualified in its entirety by the provisions of our certificate of incorporation and bylaws, as amended, and applicable provisions of the Delaware General Corporation Law.

Common Stock

        All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of Gladstone Investment, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

        Our certificate of incorporation gives the Board of Directors the authority, without further action by stockholders, to issue up to 10,000,000 shares of preferred stock in one or more series and to fix the rights, preferences, privileges, qualifications and restrictions granted to or imposed upon such preferred stock, including dividend rights, conversion rights, voting rights, rights and terms of redemption, and liquidation preference, any or all of which may be greater than the rights of the common stock. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The issuance of preferred stock could adversely affect the voting power of holders of common stock and reduce the likelihood that such holders will receive dividend payments and payments upon liquidation, and could also decrease the market price of our common stock.

        You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We have no present plans to issue any shares of our preferred stock, but believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings. Additionally, we will not issue any preferred stock under this prospectus unless we receive confirmation that we may do so from the staff of the SEC. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of our preferred stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

Debt Securities

        Any debt securities that we issue may be senior or subordinated in priority of payment. If we offer debt securities under this prospectus, we will provide a prospectus supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

CERTAIN PROVISIONS OF DELAWARE LAW AND OF OUR
CERTIFICATE OF INCORPORATION AND BYLAWS

        The following description of certain provisions of Delaware law and of our certificate of incorporation and bylaws, as amended, is only a summary. For a complete description, we refer you to the Delaware General Corporation Law, our certificate of incorporation and our bylaws. We have filed our amended and restated certificate of incorporation and bylaws, as amended, as exhibits to the registration statement of which this prospectus is a part.

Classified Board of Directors

        Pursuant to our bylaws, as amended, our Board of Directors is divided into three classes of directors. Directors of each class are elected for a three-year term, and each year one class of directors will be elected by the stockholders. The current terms of the Class I, Class II and Class III directors will expire in 2009, 2010 and 2008, respectively, and when their respective successors are duly elected and qualify. Any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies. We believe that classification of our Board of Directors helps to assure the continuity and stability of our business strategies and policies as determined by our directors. Holders of shares of our common stock have no right to cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the common stock are able to elect all of the successors of the class of directors whose terms expire at that meeting.

        Our classified board could have the effect of making the replacement of incumbent directors more time consuming and difficult. Because our directors may only be removed for cause, at least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of our Board of Directors. Thus, our classified board could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a tender offer or an attempt to change control of us or another transaction that might involve a premium price for our common stock that might be in the best interest of our stockholders.

Removal of Directors

        Any director may be removed only for cause by the stockholders upon the affirmative vote of at least two-thirds of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting shall indicate that the purpose, or one of the purposes, of the meeting is to determine if the director shall be removed.

Business Combinations

        Section 203 of the Delaware General Corporation Law generally prohibits "business combinations" between us and an "interested stockholder" for three years after the date of the transaction in which the person became an interested stockholder. In general, Delaware law defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling, or controlled by, the entity or person. These business combinations include:

  •
  Any merger or consolidation involving the corporation and the interested stockholder;

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  Any sale, transfer, pledge or other disposition involving the interested stockholder of 10% or more of the assets of the corporation;

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  Subject to exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder; or

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  The receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

        Section 203 permits certain exemptions from its provisions for transactions in which:

  •
  Prior to the date of the transaction, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

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  The interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding (a) shares owned by persons who are directors and also officers, and (b) shares owned by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

  •
  On or subsequent to the date of the transaction, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

Merger; Amendment of Certificate of Incorporation

        Under Delaware law, we will not be able to amend our certificate of incorporation or merge with another entity unless approved by the affirmative vote of stockholders holding at least a majority of the shares entitled to vote on the matter.

Term and Termination

        Our certificate of incorporation provides for us to have a perpetual existence. Pursuant to our certificate of incorporation, and subject to the provisions of any of our classes or series of stock then outstanding and the approval by a majority of the entire Board of Directors, our stockholders, at any meeting thereof, by the affirmative vote of a majority of all of the votes entitled to be cast on the matter, may approve a plan of liquidation and dissolution.

Advance Notice of Director Nominations and New Business

        Our bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to our Board of Directors and the proposal of business to be considered by stockholders at the annual meeting may be made only:

  •
  pursuant to our notice of the meeting;

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  by our Board of Directors; or

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  by a stockholder who was a stockholder of record both at the time of the provision of notice and at the time of the meeting who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in our bylaws.

        With respect to special meetings of stockholders, only the business specified in our notice of meeting may be brought before the meeting of stockholders and nominations of persons for election to our Board of Directors may be made only:

  •
  pursuant to our notice of the meeting;

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  by our Board of Directors; or

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  provided that our Board of Directors has determined that directors shall be elected at such meeting, by a stockholder who was a stockholder of record both at the time of the provision of notice and at the time of the meeting who is entitled to vote at the meeting and has complied with the advance notice provisions set forth in our bylaws.

Possible Anti-Takeover Effect of Certain Provisions of Delaware Law and of Our Certificate of Incorporation and Bylaws

        The business combination provisions of Delaware law, the provisions of our bylaws regarding the classification of our Board of Directors and the restrictions on the transfer of stock and the advance notice provisions of our bylaws could have the effect of delaying, deferring or preventing a transaction or a change in the control that might involve a premium price for holders of common stock or otherwise be in their best interest.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

        Our certificate of incorporation eliminates the liability of directors to the maximum extent permitted by Delaware law. In addition, our bylaws require us to indemnify our directors and executive officers, and allow us to indemnify other employees and agents, to the fullest extent permitted by law, subject to the requirements of the 1940 Act. Our bylaws obligate us to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The certificate of incorporation and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        Delaware law requires a corporation to indemnify a present or former director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Delaware law permits a corporation to indemnify its present and former directors and officers, or any other person who is or was an employee or agent, or is or was serving at the request of a corporation as a director, officer, employee or agent of another entity, against liability for expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. In the case of a criminal proceeding, Delaware law further requires that the person to be indemnified have no reasonable cause to believe his or her conduct was unlawful. In the case of an action or suit by or in the right of a corporation to procure a judgment in its favor by reason of such person's service to the corporation, Delaware law provides that no indemnification shall be made with respect to any claim, issue or matter as to which such person has been adjudged liable to the corporation, unless and only to the extent that the court in which such an action or suit is brought determines, in view of all the circumstances of the case, that the person is fairly and reasonably entitled to indemnity. Insofar as certain members of our senior management team may from time to time serve, at the request of our Board of Directors, as directors of one or more of our portfolio companies, we may have indemnification obligations under our bylaws with respect to acts taken by our portfolio companies.

        Any payment to an officer or director as indemnification under our governing documents or applicable law or pursuant to any agreement to hold such person harmless is recoverable only out of our assets and not from our stockholders. Indemnification could reduce the legal remedies available to us and our stockholders against the indemnified individuals. This provision for indemnification of our directors and officers does not reduce the exposure of our directors and officers to liability under federal or state securities laws, nor does it limit a stockholder's ability to obtain injunctive relief or other equitable remedies for a violation of a director's or an officer's duties to us or to our stockholders, although these equitable remedies may not be effective in some circumstances.

        In addition to any indemnification to which our directors and officers are entitled pursuant to our certificate of incorporation and bylaws and the Delaware General Corporation Law, our certificate of incorporation and bylaws provide that we may indemnify other employees and agents to the fullest extent permitted under Delaware law, whether they are serving us or, at our request, any other entity, including our Adviser and our Administrator.

        The general effect to investors of any arrangement under which any person who controls us or any of our directors, officers or agents is insured or indemnified against liability is a potential reduction in distributions to our stockholders resulting from our payment of premiums associated with liability insurance. In addition, indemnification could reduce the legal remedies available to us and to our stockholders against our officers, directors and agents. The SEC takes the position that indemnification against liabilities arising under the Securities Act is against public policy and unenforceable. As a result, indemnification of our directors and officers and of our Adviser or its affiliates may not be allowed for liabilities arising from or out of a violation of state or federal securities laws. Indemnification will be allowed for settlements and related expenses of lawsuits alleging securities laws violations and for expenses incurred in successfully defending any lawsuit, provided that a court either:

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  approves the settlement and finds that indemnification of the settlement and related costs should be made; or

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  dismisses with prejudice or makes a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee and a court approves the indemnification.

Conflict with 1940 Act

        Our bylaws provide that, if and to the extent that any provision of the Delaware General Corporation Law or any provision of our certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

SHARE REPURCHASES

        Shares of closed-end investment companies frequently trade at discounts to net asset value. We cannot predict whether our shares will trade above, at or below net asset value. The market price of our common stock is determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. Our Board of Directors has authorized our officers, in their discretion and subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of our common stock in the event that our shares trade at a discount to net asset value. We can not assure you that we will ever conduct any open market purchases and if we do conduct open market purchases, we may terminate them at any time.

        In addition, if our shares publicly trade for a substantial period of time at a substantial discount to our then current net asset value per share, our Board of Directors will consider authorizing periodic repurchases of our shares or other actions designed to eliminate the discount. Our Board of Directors would consider all relevant factors in determining whether to take any such actions, including the effect of such actions on our status as a RIC under the Internal Revenue Code and the availability of cash to finance these repurchases in view of the restrictions on our ability to borrow. We can not assure you that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should we make any such repurchases in the future, we expect that we would make them at prices at or below the then current net asset value per share. Any such repurchase would cause our total assets to decrease, which may have the effect of increasing our expense ratio. We may borrow money to finance the repurchase of shares subject to the limitations described in this prospectus. Any interest on such borrowing for this purpose would reduce our net income.

PLAN OF DISTRIBUTION

        We may sell the Securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement.

        The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that in the case of our common stock, the offering price per share less any underwriting commissions or discounts must equal or exceed the net asset value per share of our common stock except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit.

        In connection with the sale of the Securities, underwriters or agents may receive compensation from us or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum commission or discount to be received by any Financial Industry Regulatory Authority, or FINRA, member or independent broker-dealer will not exceed 8%.

        We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

        Any of our common stock sold pursuant to a prospectus supplement will be listed on The Nasdaq Global Select Market, or another exchange on which our common stock is traded.

        Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

        If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the Securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

        In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

        Our securities are held under a custodian agreement with The Bank of New York. The address of the custodian is: 30 Broad Street, New York, New York 10005. Our assets are held under bank custodianship in compliance with the 1940 Act. Securities held through our wholly-owned subsidiary, Business Investment, are held under a custodian agreement with The Bank of New York Trust Company, N.A., which acts as collateral custodian pursuant to Business Investment's credit facility with Deutsche Bank AG and certain other parties. The address of the collateral custodian is 2 North LaSalle St., Suite 1020, Chicago, Illinois 60602. The Bank of New York acts as our transfer and dividend paying agent and registrar. The principal business address of The Bank of New York is 101 Barclay Street, Suite 11E, New York, New York 10286, telephone number (800) 274-2944. The Bank of New York also maintains an internet web site at http://stock.bankofny.com.

BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since we generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use securities brokers or dealers in the normal course of our business. Subject to policies established by our Board of Directors, our Adviser will be primarily responsible for the execution of transactions involving publicly traded securities and the allocation of brokerage commissions in respect thereof, if any. In the event that our Adviser executes such transactions, we do not expect our Adviser to execute transactions through any particular broker or dealer, but we would expect our Adviser to seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While we expect that our Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based partly upon brokerage or research services provided to us, our Adviser and any of its other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms either of the particular transaction or our Adviser's overall responsibilities with respect to all of our Adviser's clients.

LEGAL MATTERS

        The legality of securities offered hereby will be passed upon for us by Cooley Godward Kronish LLP, Reston, Virginia. Certain legal matters will be passed upon for the underwriters, if any, by the counsel named in the accompanying prospectus supplement.

EXPERTS

        The financial statements as of March 31, 2007 and March 31, 2006 and for the period from June 22, 2005 (commencement of operations) to March 31, 2006 and management's assessment of the effectiveness of internal control over (which is included in Management's Report on Internal Control over Financial Reporting) as of March 31, 2007 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

GLADSTONE INVESTMENT CORPORATION
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Audited Consolidated Financial Statements
Report of Independent Registered Public Accounting Firm	F-3
Consolidated Statement of Assets and Liabilities as of March 31, 2007 and March 31, 2006	F-5
Schedule of Investments as of March 31, 2007 and March 31, 2006	F-6
Consolidated Statement of Operations for the year ended March 31, 2007 and the period June 22, 2005 (Commencement of Operations) to March 31, 2006	F-11
Consolidated Statement of Changes in Net Assets for year ended March 31, 2007 and the period June 22, 2005 (Commencement of Operations) to March 31, 2006	F-12
Consolidated Statement of Cash Flows for the year ended March 31, 2007 and the period June 22, 2005 (Commencement of Operations) to March 31, 2006	F-13
Financial Highlights for the year ended March 31, 2007 and the period June 22, 2005 (Commencement of Operations) to March 31, 2006	F-14
Notes to Consolidated Financial Statements	F-15
Unaudited Consolidated Financial Statements
Consolidated Statements of Assets and Liabilities as of June 30, 2007 and March 31, 2007	F-34
Consolidated Schedule of Investments as of June 30, 2007 and March 31, 2007	F-35
Consolidated Statements of Operations for the three months ended June 30, 2007 and 2006	F-43
Consolidated Statements of Changes in Net Assets for the three months ended June 30, 2007 and 2006	F-44
Consolidated Statements of Cash Flows for the three months ended June 30, 2007 and 2006	F-45
Financial Highlights for the three months ended June 30, 2007 and 2006	F-46
Notes to Consolidated Financial Statements	F-47

Management's Annual Report on Internal Control Over Financial Reporting

        Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rule 13a-15(f) under the Securities Exchange Act of 1934. Our internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and include those policies and procedures that: (1) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect our transactions and the dispositions of our assets; (2) provide reasonable assurance that our transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with appropriate authorizations; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.

        Under the supervision and with the participation of our management, we assessed the effectiveness of our internal control over financial reporting as of March 31, 2007, using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control—Integrated Framework. Based on its assessment, management has concluded that our internal control over financial reporting was effective as of March 31, 2007.

        Our management's assessment of the effectiveness of our internal control over financial reporting as of March 31, 2007 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report which is included herein.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors
of Gladstone Investment Corporation:

        We have completed an integrated audit of Gladstone Investment Corporation's 2007 consolidated financial statements and of its internal control over financial reporting as of March 31, 2007 and an audit of its March 31, 2006 consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Our opinions, based on our audits, are presented below.

Consolidated financial statements

        In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Gladstone Investment Corporation and its subsidiaries (the "Company") at March 31, 2007 and March 31, 2006, and the results of their operations and their cash flows for the period ended March 31, 2007 and the period June 22, 2005 to March 31, 2006 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit of financial statements includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Internal control over financial reporting

        Also, in our opinion, management's assessment, included Management's Annual Report on Internal Control over Financial Reporting appearing under Item 9A, that the Company maintained effective internal control over financial reporting as of March 31, 2007 based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), is fairly stated, in all material respects, based on those criteria. Furthermore, in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of March 31, 2007, based on criteria established in Internal Control—Integrated Framework issued by the COSO. The Company's management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting. Our responsibility is to express opinions on management's assessment and on the effectiveness of the Company's internal control over financial reporting based on our audit. We conducted our audit of internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. An audit of internal control over financial reporting includes obtaining an understanding of internal control over financial reporting, evaluating management's assessment, testing and evaluating the design and operating effectiveness of internal control, and performing such other procedures as we consider necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinions.

        A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

PricewaterhouseCoopers LLP
McLean, VA
May 31, 2007

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	March 31, 2007	March 31, 2006
ASSETS
Non-Control/Non-Affiliate investments (Cost 3/31/07: $138,567,741; 3/31/06: $97,423,004)	$138,168,612	$97,585,972
Control investments (Cost 3/31/07: $116,302,372; 3/31/06: $55,846,318)	113,016,491	55,796,318
Affiliate investments (Cost 3/31/07: $19,750,000)	19,762,500	—

Total investments at fair value (Cost 3/31/07: $274,620,113; 3/31/06: $153,269,322)	270,947,603	153,382,290
Cash and cash equivalents	37,788,941	75,672,605
Interest receivable	1,306,090	761,388
Prepaid insurance	83,819	99,874
Deferred finance costs	627,960	—
Due from Custodian	12,694,985	—
Due from Adviser	20,383	234,551
Other assets	120,434	173,099

TOTAL ASSETS	$323,590,215	$230,323,807

LIABILITIES
Due to Administrator	$162,244	$110,002
Borrowings under line of credit	100,000,000	—
Accrued expenses	523,698	367,031
Other liabilities	85,764	5,077

Total Liabilities	100,771,706	482,110

NET ASSETS	$222,818,509	$229,841,697

ANALYSIS OF NET ASSETS:
Common stock, $0.001 par value, 100,000,000 shares authorized and 16,560,100 shares issued and outstanding, respectively	$16,560	$16,560
Capital in excess of par value	230,096,572	230,229,279
Net unrealized (depreciation) appreciation of investment portfolio	(3,672,510)	112,968
Distributions in excess of net investment income	(3,622,113)	(517,110)

Total Net Assets	$222,818,509	$229,841,697

Net assets per share	$13.46	$13.88

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART TO THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS

MARCH 31, 2007

Company(1)	Industry	Investment(2)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS
ACS Media, LLC	Service—directory advertising	Senior Term Debt (7.9%, Due 11/2013)(3)	$4,857,421	$4,857,822
Activant	Service—enterprise software and services	Senior Term Debt (7.4%, Due 5/2013)(3)	3,745,496	3,714,281
American Safety Razor Company Inc.	Manufacturing—razors and blades	Senior Term Debt (7.9%, Due 7/2013)(3)	1,491,154	1,492,472
Aramark Corp.	Service—vending services	Senior Term Debt (7.5%, Due 1/2014)(10)	921,289	925,895
		Letter of Credit (5.3%, Due 1/2014)(10)	65,841	66,170
Aspect Software, Inc.	Service—call center software	Senior Term Debt (8.4%, Due 7/2011)(3)	2,988,647	2,999,925
Brock Holdings II, Inc.	Service—industrial specialty maintenance	Senior Term Debt (7.3%, Due 8/2013)(3)(5)	3,000,000	3,003,750
Compsych Investments Corp.	Service—independent employee assistance programs	Senior Term Debt (8.1%, Due 2/2012)(3)(5)	3,875,254	3,879,300
CRC Health Group, Inc.	Service—substance abuse treatment	Senior Term Debt (7.9%, Due 2/2012)(3)	9,993,754	10,010,307
Critical Homecare Solutions, Inc.	Service—home therapy and respiratory treatment	Senior Term Debt (8.6%, Due 1/2012)(3)(5)	2,000,000	2,000,000
CST Industries Acquisition, Inc.	Manufacturing—metal storage units	Senior Term Debt (8.5%, Due 8/2013)(3)	996,946	999,975
Dealer Computer Services, Inc.	Manufacturing & Service—systems for automotive retailers	Senior Term Debt (7.4%, Due 9/2013)(3)	1,042,760	1,044,063
Dresser Holdings, Inc.	Manufacturing—oilfield & energy products	Senior Term Debt (8.1%, Due 10/2013)(3)	3,868,905	3,851,943
Generac Acquisition Corp.	Manufacturing—standby power products	Senior Term Debt (7.9%, Due 11/2013)(5)	2,593,800	2,611,957
Hudson Products Holdings, Inc.	Manufacturing—heat transfer solutions	Senior Term Debt (8.1%, Due 12/2013)(3)	2,358,550	2,363,866
IPC Information Systems, LLC	Manufacturing—specialized telephony systems	Senior Term Debt (7.9%, Due 9/2013)(3)	263,045	262,319
J. Crew Operating Corp.	Retail—apparel	Senior Term Debt (7.2%, Due 5/2013)(3)	1,405,990	1,407,018
Latham Manufacturing Corp.	Manufacturing—swimming pool components accessories	Senior Term Debt (8.5%, Due 6/2012)(3)	2,427,162	2,375,520
Lexicon Marketing USA, Inc.	Service—marketing to Hispanic community	Senior Term Debt (7.8%, Due 5/2012)(3)(5)	2,971,543	3,006,325
LVI Services, Inc.	Service—asbestos and mold remediation	Senior Term Debt (10.3%, Due 11/2010)(3)(5)	6,440,352	6,330,492
Madison River Capital LLC	Service—communications and information	Senior Term Debt (7.6%, Due 7/2012)(3)	5,727,708	5,702,357
Maidenform, Inc.	Manufacturing—intimate apparel	Senior Term Debt (7.1%, Due 5/2010)(3)	2,569,252	2,573,084
MedAssets, Inc.	Service—pharmaceuticals and healthcare GPO	Senior Term Debt (7.8%, Due 10/2013)(3)(5)	3,493,734	3,504,342
MediMedia USA, LLC	Service—healthcare and pharmaceutical marketing	Senior Term Debt (7.9%, Due 10/2013)(3)	1,185,613	1,180,462
National Mentor Holdings, Inc.	Service—home health care	Senior Term Debt (7.4%, Due 6/2013)(3)	1,987,027	1,985,825
NPC International Inc.	Service—Pizza Hut franchisee	Senior Term Debt (7.1%, Due 5/2013)(3)	3,017,479	2,995,367
Nutro Products, Inc.	Manufacturing—pet food	Senior Term Debt (7.4%, Due 4/2012)(3)	2,442,961	2,421,809
Open Solutions, Inc.	Service—software outsourcing for financial institutions	Senior Term Debt (7.5%, Due 1/2014)(3)	2,518,294	2,506,250
Ozburn-Hessey Holding Co. LLC	Service—third party logistics	Senior Term Debt (8.6%, Due 8/2012)(3)	7,764,943	7,711,178
Patriot Media & Communications CNJ, LLC	Service—telecommunications	Senior Term Debt (7.4%, Due 3/2013)(3)	4,147,228	4,105,476
QTC Acquisition, Inc.	Service—outsourced disability evaluations	Senior Term Debt (8.1%, Due 11/2012)(3)	1,996,592	1,997,199

Radio Systems Corporation	Service—design electronic pet containment products	Senior Term Debt (8.1%, Due 9/2013)(3)	1,989,421	1,999,950
Rally Parts, Inc.	Manufacturing—aftermarket motorcycle parts and accessories	Senior Term Debt (7.9%, Due 11/2013)(3)	1,313,285	1,319,792
RPG Holdings, Inc.	Manufacturing and design—greeting cards	Senior Term Debt (8.9%, Due 12/2011)(3)	5,001,100	4,900,000
SGS International, Inc.	Service—digital imaging and graphics	Senior Term Debt (7.9%, Due 12/2011)(3)	1,611,921	1,616,724
Stolle Machinery Company	Manufacturing—can-making equipment and parts	Senior Term Debt (7.9%, Due 9/2012)(3)	500,100	502,491
Survey Sampling, LLC	Service—telecommunications-based sampling	Senior Term Debt (7.9%, Due 5/2011)(3)	3,309,714	3,282,178
Triad Laboratory Alliance, LLC	Service—regional medical laboratories	Senior Term Debt (8.6%, Due 12/2011)(3)(5)	4,953,549	4,912,813
US Investigative Services, Inc.	Service—background investigations	Senior Term Debt (7.9%, Due 9/2012)(3)	10,923,253	10,910,191
Wastequip, Inc.	Service—process and transport waste materials	Senior Term Debt (7.6%, Due 2/2013)(3)	2,066,465	2,081,963
WaveDivision Holdings, LLC	Service—cable	Senior Term Debt (7.8%, Due 6/2014)(3)	1,925,440	1,929,600
West Corporation	Service—business process outsourcing	Senior Term Debt (7.8%, Due 10/2013)(3)	10,814,753	10,826,161

Total Non-Control/Non-Affiliate Investments			$138,567,741	$138,168,612

CONTROL INVESTMENTS
A. Stucki Holdings Corp.	Manufacturing—railroad cars and accessories	Senior Term Debt (9.8% Due 3/2012)(6)	$15,000,000	$15,000,000
		Senior Term Debt (12.1% Due 3/2012)(6)	11,000,000	11,000,000
		Senior Subordinated Term Debt (13% Due 3/2014)(6)	5,485,760	5,485,760
		Preferred Stock(4)(6)	4,386,686	4,386,686
		Common Stock(4)(6)	129,956	129,956

			36,002,402	36,002,402
Acme Cryogenics, Inc.	Manufacturing—manifolds and pipes for industrial gasses	Senior Subordinated Term Debt (11.5% Due 3/2013)(5)(6)	14,500,000	14,481,875
		Redeemable Preferred Stock(4)(6)	6,983,785	6,983,785
		Common Stock(4)(6)	1,045,181	1,045,181
		Common Stock Warrants(4)(6)	24,686	24,686

			22,553,652	22,535,527
Chase II Holdings Corp.	Manufacturing—traffic doors	Revolving Credit Facility (9.8% Due 3/2008)(7)	1,900,000	1,900,000
		Senior Term Debt (9.8%, Due 3/2011)(5)	11,000,000	11,000,000
		Senior Term Debt (12.0% Due 3/2011)(5)	8,000,000	8,000,000
		Subordinated Term Debt (13% Due 3/2013)(5)	6,167,810	6,167,810
		Redeemable Preferred Stock(4)	6,960,806	3,120,070
		Common Stock(4)	61,384	—

			34,090,000	30,187,880
Hailey Transport Corporation	Retail and Service—school buses and parts	Senior Subordinated Term Debt (12.0%, Due 1/2012)(5)	4,000,000	4,000,000
		Preferred Stock(4)	2,500,000	3,184,874

			6,500,000	7,184,874

Quench Holdings Corp.	Service—sales, installation and service of water coolers	Revolving Credit Facility (9.3%, Due 3/2009)(5)(8)	1,900,000	1,900,000
		Senior Term Debt (9.3%, Due 3/2011)(5)	4,000,000	4,000,000
		Subordinated Term Debt (11.5%, Due 3/2011)(5)	8,000,000	8,000,000
		Common Stock(4)	3,256,318	3,205,808

			17,156,318	17,105,808

Total Control Investments			$116,302,372	$113,016,491

AFFILIATE INVESTMENTS
Noble Logistics, Inc.	Service—aftermarket auto parts delivery	Revolving Credit Facility (9.3%, Due 12/2009)(5)(9)	$2,000,000	$1,995,000
		Senior Term Debt (9.3%, Due 12/2011)(5)(6)	7,000,000	7,008,750
		Senior Term Debt (11.3% Due 3/2011)(5)(6)	7,000,000	7,008,750
		Senior Subordinated Term Debt (12.3% Due 8/2007)(5)(6)	500,000	500,000
		Preferred Stock(4)(6)	1,750,000	1,750,000
		Common Stock(4)(6)	1,500,000	1,500,000

			19,750,000	19,762,500

Total Affiliate Investments			$19,750,000	$19,762,500

Total Investments			$274,620,113	$270,947,603

(1)
Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.

(2)
Percentage represents the weighted average interest rates in effect at March 31, 2007 and due date represents the contractual maturity date.

(3)
Marketable securities are valued based on the indicative bid price, as of March 31, 2007, from the respective originating syndication agent's trading desk.

(4)
Security is non-income producing.

(5)
Valued using Standard & Poor's Securities Evaluations, Inc. opinions of value at March 31, 2007.

(6)
Fair value is equal to cost due to recent acquisition.

(7)
Total available under the revolving credit facility is $3,500,000 of which $1,600,000 remains undrawn as of March 31, 2007.

(8)
Total available under the revolving credit facility is $2,000,000, of which $100,000 remains undrawn at March 31, 2007.

(9)
Total available under the revolving credit facility is $2,000,000, which was fully drawn at March 31, 2007.

(10)
Subsequent to March 31, 2007, the investment in the portfolio company was sold at the fair value reflected herein.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART TO THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS

MARCH 31, 2006

Company(1)	Industry	Investment(2)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS
CRC Health Group, Inc.	Service—substance abuse treatment	Senior Term Debt (6.9%, Due 2/2016)(3)	$5,056,761	$5,056,250
Graham Packaging Holdings Co.	Manufacturing—custom blow molded	Senior Term Debt (7.0%, Due 10/2011)(3)	10,071,296	10,061,087
Hertz Equipment Rental Corporation	Service—car rentals	Senior Term Debt (6.7%, Due 12/2010)(3)	871,388	876,560
Latham Manufacturing Corp.	Manufacturing—swimming pool components accessories	Senior Term Debt (7.8%, Due 12/2010)(3)	4,454,333	4,461,188
Le-Natures, Inc.	Marketing and Development—natural beverages	Senior Term Debt (7.7%, Due 6/2010)(3)	5,042,467	5,074,713
LVI Services, Inc.	Service—asbestos and mold remediation	Senior Term Debt (7.3%, Due 11/2010)(3)	6,511,390	6,540,483
Madison River Capital LLC	Service—communications and information	Senior Term Debt (6.8%, Due 7/2012)(3)	5,788,660	5,829,062
Maidenform, Inc.	Intimate apparel	Senior Term Debt (6.5%, Due 5/2010)(3)	3,118,448	3,122,787
MedAssets, Inc.	Pharmaceuticals and healthcare GPO	Senior Term Debt (7.7%, Due 7/2010)(3)	2,340,111	2,348,526
Ozburn-Hessey Holding Co. LLC	Third party logistics provider	Senior Term Debt (7.3%, Due 8/2012)(3)	6,382,673	6,376,646
Patriot Media & Communications CNJ, LLC	Service—telecommunications	Senior Term Debt (7.0%, Due 3/2013)(3)	4,360,777	4,359,125
Revere Industries, LLC	Manufacturing—plastic and metal components	Senior Term Debt (7.6%, Due 9/2010)(3)	3,508,831	3,504,546
RPG Holdings, Inc.	Manufacturing and Design—greeting cards	Senior Term Debt (8.2%, Due 12/2011)(3)	5,001,332	5,000,000
SGS International, Inc.	Service—digital imaging and graphics	Senior Term Debt (7.2%, Due 12/2011)(3)	1,404,081	1,415,702
SunGard Data Systems, Inc.	Integrated software and processing solutions	Senior Term Debt (7.2%, Due 2/2013)(3)	10,033,531	10,049,063
Triad Laboratory Alliance, LLC	Service—regional medical laboratories	Senior Term Debt (7.8%, Due 12/2011)(3)	5,006,982	5,012,438
TexStar Operating, L.P.	Manufacturing—midstream natural gas processing	Senior Term Debt (8.3%, Due 12/2011)(3)	3,000,161	2,999,981
US Investigative Services, Inc.	Service—background investigations	Senior Term Debt (7.4%, Due 10/2012)(3)	9,948,345	9,984,478
Wastequip, Inc.	Manufacturing—waste removal equipment	Senior Term Debt (7.0%, Due 7/2011)(3)	5,521,437	5,513,337

Total Non-Control/Non-Affiliate Investments			97,423,004	97,585,972

CONTROL INVESTMENTS
Chase II Holdings Corp.	Manufacturing—Traffic doors	Revolving Credit Facility(5)	$—	$—
		Senior Term Debt (9.1%, Due 3/2011)	12,900,000	12,900,000
		Senior Term Debt (12.0% Due 3/2011)	8,000,000	8,000,000
		Subordinated Term Debt (13% Due 3/2013)	6,167,810	6,167,810
		Redeemable Preferred Stock(4)	6,960,806	6,960,806
		Common Stock(4)	61,384	61,384

			34,090,000	34,090,000
Hailey Transport Corporation	Retail and Service—school buses and parts	Senior Subordinated Term Debt (12.0%, Due 1/2012)	4,000,000	3,950,000
		Common Stock(4)	2,500,000	2,500,000

			6,500,000	6,450,000
Quench Holdings Corp.	Service—sales, installation and service of water coolers	Revolving Credit Facility(6)	—	—
		Senior Term Debt (9.1%, Due 3/2011)	4,000,000	4,000,000
		Subordinated Term Debt (11.5%, Due 3/2011)	8,000,000	8,000,000
		Common Stock(4)	3,256,318	3,256,318

			15,256,318	15,256,318

Total Control Investments			55,846,318	55,796,318

Total Investments			153,269,322	153,382,290

Cash equivalents
	Government	US Treasury Bill (4.2%, 4/20/2006)	3,989,800	3,989,800
	Government	US Treasury Bill (4.4%, 4/27/2006)	15,241,694	15,241,694
	Government	US Treasury Bill (4.4%, 5/4/2006)	35,132,347	35,132,347
	Government	US Treasury Bill (4.4%, 5/25/2006)	15,243,245	15,243,245

Total cash equivalents:			69,607,086	69,607,086

Total investments and cash equivalents:			$222,876,408	$222,989,376

(1)
Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.

(2)
Percentage represents the weighted average interest rates in effect at March 31, 2006 and due date represents the contractual maturity date.

(3)
Marketable securities are valued based on the indicative bid price, as of March 31, 2006, from the respective originating syndication agent's trading desk.

(4)
Security is non-income producing.

(5)
Total available under the revolving credit facility is $500,000 which was undrawn as of March 31, 2006.

(6)
Total available under the revolving credit facility is $2,000,000 which was undrawn as of March 31, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART TO THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENT OF OPERATIONS

	Year Ended March 31, 2007	For the period June 22, 2005 (Commencement of Operations) to March 31, 2006
INVESTMENT INCOME
Interest income
Non-Control/Non-Affiliate investments	$9,572,593	$2,450,906
Control investments	5,486,060	255,059
Affiliate investments	535,629	—
Cash and cash equivalents	1,661,647	4,434,706

Total interest income	17,255,929	7,140,671
Fee income—Control investments	—	230,000
Other income	5,707	185

Total investment income	17,261,636	7,370,856

EXPENSES
Base management fee	2,413,116	915,360
Loan servicing fee	1,568,854	—
Administration fee	526,595	288,471
Interest expense	607,661	378
Amortization of deferred finance costs	233,779	—
Professional fees	586,028	163,369
Stockholder related costs	273,483	89,563
Insurance expense	262,339	184,642
Directors fees	208,100	160,000
Taxes and licenses	168,873	195,270
Organizational costs	—	7,002
General and administrative expenses	142,659	37,492

Expenses before credit from Adviser	6,991,487	2,041,547

Credit to management fee for fees collected by Adviser (Refer to Note 3)	(877,583)	(554,589)

Total expenses net of credit to management fee	6,113,904	1,486,958

NET INVESTMENT INCOME	11,147,732	5,883,898

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized (loss) gain on sale of Non-Control/Non-Affiliate investments	(93,850)	57,431
Net unrealized (depreciation) appreciation of Non-Control/Non-Affiliate investments	(562,097)	162,968
Net unrealized depreciation of Control Investments	(3,235,881)	(50,000)
Net unrealized appreciation of Affiliate Investments	12,500	—

Net (loss) gain on investments	(3,879,328)	170,399

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS (Refer to Note 5)	$7,268,404	$6,054,297

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE:
Basic and Diluted	$0.44	$0.37

SHARES OF COMMON STOCK OUTSTANDING:
Basic and diluted weighted average shares	16,560,100	16,391,589

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART TO THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2007	For the period June 22, 2005 (Commencement of Operations) to March 31, 2006
Operations:
Net investment income	$11,147,732	$5,883,898
Realized (loss) gain on sale of investments	(93,850)	57,431
Unrealized (depreciation) appreciation of portfolio	(3,785,478)	112,968

Increase in net assets from operations	7,268,404	6,054,297

Capital transactions:
Issuance of common stock	—	230,244,339
Shelf offering costs	(132,707)	—
Dividends from net investment income	(14,158,885)	(6,458,439)

Total (decrease) increase in net assets from capital transactions	(14,291,592)	223,785,900
Total (decrease) increase in net assets	(7,023,188)	229,840,197
Net Assets
Beginning of period	229,841,697	1,500

End of period	$222,818,509	$229,841,697

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART TO THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENT OF CASH FLOWS

	For the year ended March 31, 2007	For the period June 22, 2005 (Commencement of Operations) to March 31, 2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$7,268,404	$6,054,297
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(182,953,071)	(160,646,470)
Principal repayments of investments	30,422,568	1,801,537
Proceeds from the sale of investments	30,744,214	5,579,931
Net unrealized depreciation (appreciation) of investment portfolio	3,785,478	(112,968)
Net realized loss (gain) on sales of investments	93,850	(57,431)
Net amortization of premiums and discounts	341,648	53,111
Amortization of deferred finance costs	233,779	—
Increase in interest receivable	(544,702)	(761,388)
Increase in due from custodian	(12,694,985)	—
Decrease (increase) in prepaid assets	18,630	(99,874)
Decrease (increase) in other assets	50,090	(173,099)
Increase in other liabilities	80,687	5,077
(Decrease) increase in administration fee payable to Administrator	(119,873)	110,002
Increase (decrease) in base management fee payable to Adviser	102,987	(234,551)
Increase in loan servicing fee payable to Adviser	283,296	—
Increase in accrued expenses	156,667	367,031

Net cash used in operating activities	(122,730,333)	(148,114,795)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from the issuance of common stock (including deferred offering costs of $47,864)	—	230,292,203
Borrowings from line of credit	103,500,000	—
Repayments of line of credit	(3,500,000)	—
Deferred finance costs	(861,739)	—
Shelf offering registration costs	(132,707)	—
Distributions paid	(14,158,885)	(6,458,439)
Decrease in loan payable to affiliate	—	(50,000)

Net cash provided by financing activities	84,846,669	223,783,764

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS(1)	(37,883,664)	75,668,969

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	75,672,605	3,636

CASH AND CASH EQUIVALENTS, END OF PERIOD	$37,788,941	$75,672,605

CASH PAID DURING PERIOD FOR INTEREST	$360,262	$—

CASH PAID DURING PERIOD FOR INTEREST TO AFFILIATE	$—	$378

(1)
Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less when purchased.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART TO THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS

	For the year ended March 31, 2007	For the period June 22, 2005 (Commencement of Operations) to March 31, 2006
Per Share Data(1)
Balance at beginning of period	$13.88	$—
Net proceeds from initial public offering(2)	—	13.95

Offering costs	—	(0.05)
Income from investment operations:
Net investment income(3)	0.67	0.36
Realized loss on sale of investments(3)	(0.01)	—
Net unrealized (depreciation) appreciation of investments(3)	(0.22)	0.01

Total from investment operations	0.44	0.37

Distributions	(0.85)	(0.39)
Shelf registration offering costs	(0.01)	—

Net asset value at end of period	$13.46	$13.88

Per share market value at beginning of period	$15.10	$15.00
Per share market value at end of period	14.87	15.10
Total Return(4)	4.36%	3.39%
Shares outstanding at end of period	16,560,100	16,560,100
Ratios/Supplemental Data
Net assets at end of period	$222,818,509	$229,841,697
Average net assets	$225,642,593	$226,875,738
Ratio of expenses to average net assets(5)(6)	3.10%	1.08%
Ratio of net expenses to average net assets(5)(7)	2.71%	0.79%
Ratio of net investment income to average net assets(5)	4.94%	3.11%
Portfolio turnover ratio	31.35%	11.90%

(1)
Based on actual shares outstanding.

(2)
Net of initial underwriting discount of $1.05 per share.

(3)
Based on weighted average basic per share data.

(4)
Total return equals the change in the market value of the Company's common stock from the beginning of the period taking into account dividends reinvested in accordance with the terms of the Company's dividend reinvestment plan.

(5)
Amounts are annualized for the period June 22, 2005 (commencement of operations) to March 31, 2006.

(6)
Ratio of expenses to average net assets is computed using expenses before credit from the Adviser.

(7)
Ratio of net expenses to average net assets is computed using total expenses net of credits to management fee.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART TO THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2007

Note 1. Organization

        Gladstone Investment Corporation (the "Company") was incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005 and completed an initial public offering on June 22, 2005. The Company is a closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, the Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended (the "Code"). The Company's investment objectives are to achieve a high level of current income and capital gains by investing in debt and equity securities of established private businesses.

        Gladstone Business Investment, LLC ("Business Investment") a wholly-owned subsidiary of the Company, was established on August 11, 2006 for the sole purpose of owning the Company's portfolio of investments in connection with the establishment of its line of credit facility with Deutsche Bank AG, which recently closed on October 19, 2006. The financial statements of Business Investment are consolidated with those of the Company.

        The Company is externally managed by Gladstone Management Corporation ("GMC" or the "Adviser"), an unconsolidated affiliate of the Company.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

        The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated.

Consolidation

        Under Article 6 of Regulation S-X under the Securities Act of 1933, as amended, and the authoritative accounting guidance provided by the AICPA Audit and Accounting Guide for Investment Companies, the Company is not permitted to consolidate any subsidiary or other entity that is not an investment company.

Use of Estimates

        The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America that require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Reclassifications

        Certain amounts in prior year's financial statements have been reclassified to conform to the current year presentation with no effect to net increase in net assets resulting from operations.

Cash and Cash Equivalents

        The Company considers all short-term, highly liquid investments that are both readily convertible to cash and have a maturity of three months or less at the time of purchase to be cash equivalents. Items classified as cash equivalents include temporary investments in U.S. Treasury bills and can also include commercial paper and money-market funds. All of the Company's cash at March 31, 2007 was deposited with two financial institutions, and the Company's balances exceed federally insurable limits. The Company seeks to mitigate this risk by depositing funds with major financial institutions.

Classification of Investments

        The 1940 Act requires classification of the Company's investments by its respective level of control. As defined in the 1940 Act, "Control Investments" are investments in those portfolio companies that the Company is deemed to "Control". "Affiliate Investments" are investments in those portfolio companies that are "Affiliated Companies" of the Company, as defined in the 1940 Act, other than Control Investments. "Non-Control/Non-Affiliate Investments" are those that are neither Control Investments nor Affiliate Investments. In general, the 1940 Act prescribes that the Company has control over a portfolio company if it owns greater than 25% of the voting securities of the portfolio company. The Company is deemed to be an affiliate of a portfolio company if it owns between 5% and 25% of the voting securities of such portfolio company or has one or more seats on the affiliated company's board of directors. However, if the Company holds 50% or more contractual representation on a portfolio company's board of directors, the Company will be deemed to have control over the portfolio company.

Investment Valuation

        The Company carries its investments at fair value, as determined by its Board of Directors. Securities that are publicly traded are valued at the closing price on the valuation date. Securities for which a limited market exists, such as participations in syndicated loans, are valued at the indicative bid price on the valuation date from the respective originating syndication agent's trading desk. Debt and equity securities that are not publicly traded are valued at fair value. The Company's Board of Directors has established a valuation policy and consistently applied valuation procedures used to determine the fair value of these securities quarterly. These procedures for the determination of value of 13 of the Company's debt securities rely on the opinions of value submitted to us by Standard & Poor's Securities Evaluations, Inc. ("SPSE"). SPSE will only evaluate the debt portion of the Company's investments for which the Company specifically requests evaluation, and may decline to make requested evaluations for any reason in its sole discretion. SPSE opinions of value are submitted to the Board of Directors along with the Adviser's supplemental assessment and recommendation regarding valuation of each of these investments. The Board of Directors then reviews whether the Adviser has followed its established procedures for determinations of fair value, and votes to accept or not accept the recommended valuation of the Company's investment portfolio. The Company's fair valuation procedures provide for valuation of non-convertible debt securities at cost plus amortized original issue discount ("OID") plus paid in kind ("PIK") interest, if any, unless adverse factors lead to a determination of a lesser valuation. The fair value of convertible debt, equity, success or exit fees or other equity-like securities is determined based on the collateral, the enterprise value of the issuer, the issuer's ability to make payments, the earnings of the issuer, sales to third parties of similar securities, the comparison to publicly traded securities, discounted cash flow and other pertinent factors. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have resulted had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuation currently assigned. Because there is a delay between when the Company closes an investment and when the investment can be evaluated by SPSE, new investments are not valued immediately by SPSE; rather, the Adviser makes its own determination about the recommended value of these investments in accordance with the Company's valuation policy without the input of SPSE during the specific quarter in which the investment is made. Because SPSE does not currently perform independent valuations of mortgage loans or equity securities for the Company, the Adviser also determines a recommendation for the fair value of these investments without the input of SPSE. The Adviser considers a number of qualitative and quantitative factors in current market conditions when performing valuations. The Board of Directors then determines whether or not to accept the Adviser's recommendations for the aggregate valuation of the Company's portfolio of investments. The Board of Directors is ultimately responsible for setting the fair value and disclosure of investments in the financial statements.

Interest and Dividend Income Recognition

        Interest income, adjusted for amortization of premiums and acquisition costs and for the accretion of discounts, is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. There were no uncollectible accounts at March 31, 2007. Conditional interest or a success fee is recorded upon full repayment of a loan investment. Dividend income on preferred equity securities is accrued to the extent that such amounts are expected to be collected and that the Company has the option to collect such amounts in cash. To date, the Company has not accrued any dividend income.

Services Provided to Portfolio Companies

        The 1940 Act requires that a business development company make available managerial assistance to its portfolio companies by providing significant guidance and counsel concerning the management, operations, or business objectives and policies of the respective portfolio company. The Company provides these and other services to portfolio companies through its Adviser. Currently, neither the Company nor the Adviser receives fees in connection with managerial assistance.

        The Adviser receives fees for other services it provides to portfolio companies. These other fees are typically non-recurring, are recognized as revenue when earned and are generally paid directly to the Adviser by the borrower or potential borrower upon closing of the investment. The services the Adviser provides to portfolio companies vary by investment, but generally include a broad array of services, such as investment banking services, arranging bank and equity financing, structuring financing from multiple lenders and investors, reviewing existing credit facilities, restructuring existing investments, raising equity and debt capital, turnaround management, merger and acquisition services and recruiting new management personnel. When the Adviser receives fees for these services, 50% of those fees are credited against the base management fee due to the Adviser from the Company. Any services of this nature subsequent to the closing would typically generate a separate fee at the time of completion.

        The Adviser also receives fees for monitoring and reviewing portfolio company investments. These fees are recurring and are generally paid annually or quarterly in advance to the Adviser throughout the life of the investment. Fees of this nature are recorded as revenue by the Adviser when earned and are not credit against the base management fees.

        The Company may receive fees for the origination and closing services it provides to portfolio companies through its Adviser. These fees are paid directly to the Company and are recognized as revenue upon closing of the originated investment and are reported as fee income in the consolidated statements of operations.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

        Realized gain or loss is recognized when an investment is disposed of and is computed as the difference between the Company's cost basis in the investment at the disposition date and the net proceeds received from such disposition. Unrealized appreciation or depreciation displays the difference between the fair market value of the investment and the cost basis of such investment.

Investment Advisory and Management Agreement with Gladstone Management Corporation

        Pursuant to the Company's investment advisory and management agreement with the Adviser, the Company pays the Adviser a fee, as compensation for its services, consisting of a base management fee and an incentive fee.

        Prior to January 1, 2007, the base management fee was assessed at an annual rate of 2.0% computed on the basis of the average value of the Company's gross invested assets at the end of the two most recently completed quarters, which are total assets less the cash proceeds and cash and cash equivalent investments from the proceeds of the Company's initial public offering that are not invested in debt and equity securities of portfolio companies and was computed and payable quarterly. Beginning in periods subsequent to December 31, 2006, the base management fee was assessed at an annual rate of 2.0% computed on the basis of the value of the Company's average gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. This new calculation was originally scheduled to begin in periods after March 31, 2006; however, on April 11, 2006, July 11, 2006 and October 10, 2006, the Company's Board of Directors accepted voluntary waivers from the Company's Adviser that allowed the former calculation of the base management fee to be effective through June 30, 2006, September 30, 2006 and December 31, 2006, respectively.

        On January 9, 2007, the Company's Board of Directors accepted a voluntary waiver from the Adviser to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5% to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations for the three months ended March 31, 2007.

        When the Company's Adviser receives fees from the Company's portfolio companies, such as investment banking fees, structuring fees or executive recruiting services fees, 50% of certain of these fees will be credited against the base management fee that the Company would otherwise be required to pay to the Company's Adviser.

        In addition, the Company's Adviser services the loans held by Business Investment, in return for which the Adviser receives a 2.0% annual fee based on the monthly aggregate balance of loans held by Business Investment. Since the Company owns these loans, all loan servicing fees paid to the Company's Adviser are treated as reductions against the 2.0% base management fee. Overall, the base management fee due to the Company's Adviser cannot exceed 2.0% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year.

        The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards the Adviser if the Company's quarterly net investment income (before giving effect to the incentive fee) exceeds 1.75% of the Company's net assets. The Adviser will receive a capital gains incentive fee of 20% of the Company's realized capital gains (net of realized capital losses and unrealized capital depreciation).

Administration Agreement with Gladstone Administration, LLC

        The Company has entered into an administration agreement with Gladstone Administration, LLC (the Administrator" or "Gladstone Administration"), a wholly owned subsidiary of the Adviser, which is controlled by the Company's chairman and chief executive officer. Pursuant to the administration agreement, the Administrator furnishes the Company with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities and performs, or oversees the performance of the Company's required administrative services. Such required administrative services include, among other things, being responsible for the financial records which the Company is required to maintain and preparing reports to the Company's stockholders and reports filed with the Securities and Exchange Commission.

        The administration agreement requires the Company to reimburse the Administrator for the performance of its obligations under the administration agreement. The reimbursement is based upon the allocable portion of the Administrator's overhead, including, but not limited to, rent and the allocable portion of salaries and benefits of the Company's chief financial officer, controller, chief compliance officer, treasurer and their respective staff.

Federal Income Taxes

        The Company intends to continue to qualify for treatment as a RIC under Subchapter M of the Code. As a RIC, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify as a RIC, the Company is required to distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code.

Dividends

        Distributions to stockholders are recorded on the ex-dividend date. The Company is required to pay out at least 90% of its ordinary income and short-term capital gains for each taxable year as a dividend to its stockholders in order to maintain its status as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. It is the policy of the Company to pay out as a dividend up to 100% of those amounts. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is based on the annual earnings estimated by the management of the Company. Based on that estimate, a dividend is declared each quarter and is paid out monthly over the course of the respective quarter. At year-end the Company may pay a bonus dividend, in addition to the monthly dividends, to ensure that it has paid out at least 90% of its ordinary income and short-term capital gains for the year. The Company has a policy of retaining long-term capital gains, if any, and not paying them out as dividends.

Recent Accounting Pronouncements

        In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 allows entities to measure at fair value many financial instruments and certain other assets and liabilities that are not otherwise required to be measured at fair value. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company is currently evaluating the impact of this pronouncement on its consolidated financial statements.

        In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in GAAP and expands disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company is required to adopt the provisions of SFAS 157 beginning with the fiscal year ended March 31, 2009. The Company is currently evaluating the impact of this pronouncement on its consolidated financial statements.

        In September 2006, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin No. 108 ("SAB 108"). SAB 108 addresses how the effects of prior year uncorrected misstatements should be considered when quantifying misstatements in current year financial statements and requires registrants to consider the effect of all carry over and reversing effects of prior year misstatements when quantifying errors in current year financial statements. SAB 108 does not change the SEC's previous guidance in SAB No. 99, "Materiality," on evaluating the materiality of misstatements. A registrant applying the new guidance for the first time that identifies material errors in existence at the beginning of the first fiscal year ending after November 15, 2006, may correct those errors through a one-time cumulative effect adjustment to beginning-of-year retained earnings. The cumulative effect alternative is available only if the application of the new guidance results in a conclusion that a material error exists as of the beginning of the first fiscal year ending after November 15, 2006, and those misstatements were determined to be immaterial based on a proper application of the registrant's previous method for quantifying misstatements. The adoption of SAB 108 did not have an impact on the Company's consolidated financial statements.

        In June 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109," ("FIN 48"), which clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with SFAS No. 109, "Accounting for Income Taxes." FIN 48 is effective as of the beginning of an entity's first fiscal year that begins after December 15, 2006. The Company will adopt this Interpretation effective April 1, 2007. The Company is currently evaluating the impact of this pronouncement on its consolidated financial statements.

        In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments, an amendment of FASB statements No. 133 and 140" ("SFAS No. 155"). SFAS No. 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) as long as the entire instrument is valued on a fair value basis. The statement also resolves and clarifies other specific SFAS No. 133 and SFAS No. 140 related issues. SFAS No. 155 is effective for all financial instruments acquired or issued after the beginning of an entity's first fiscal year that begins after September 15, 2006. The Company will be required to adopt SFAS No. 155 on April 1, 2007. The Company does not expect the pronouncement to have a material impact on its financial statements since all investments are valued on a fair value basis

Note 3. Investments

Non-Control/Non-Affiliate Investments

        At March 31, 2007 and 2006 the Company held investments in Non-Control/Non-Affiliates of approximately $138.6 million and $97.4 million, at cost, respectively. These investments all represent syndicated loan participations of senior notes of both public and private companies representing approximately 62% and 42% of the Company's net assets at March 31, 2007 and 2006, respectively.

Control and Affiliate Investments

        At March 31, 2007, the Company had investments of approximately $107.5 million, at cost, in revolving credit facilities, senior debt and subordinated debt of six portfolio companies. In addition, at March 31, 2007, the Company had invested approximately $28.6 million in preferred and common equity of those companies.

        On March 21, 2007, the Company invested approximately $36.0 million in A. Stucki Holding Corp. ("Stucki") and its subsidiaries. The investment consists of approximately $4.5 million in preferred and common stock of Stucki and approximately $31.5 million of senior and subordinated notes from Stucki and its subsidiaries. The Company currently holds no voting securities of Stucki, however, it does hold 2 of 4 seats on Stucki's board of directors. Stucki, based in Pittsburgh, PA, is a designer, manufacturer and re-conditioner of products used in the construction and repair of railroad freight cars.

        On December 28, 2006, the Company invested approximately $22.6 million in Acme Cryogenics, Inc. ("Acme") and its subsidiaries. The investment is comprised of approximately $8.1 million in preferred and common stock of Acme and $14.5 million of subordinated notes from Acme. The Company currently holds 2 out of 4 seats on Acme's board of directors. In addition, the Company's preferred stock investment in Acme represents an 86% limited voting interest over Acme's capital-raising activities. Acme, based in Allentown, PA, was founded in 1969 and manufactures manifolds used in regulating the flow of industrial gasses at extremely low temperatures (cryogenic), manufactures vacuum insulated pipe used in the transmission of gasses that have been liquefied, repairs cryogenic storage tanks, and repairs and manufactures tank trailers used in transporting liquid nitrogen, oxygen, helium, etc.

        On December 7, 2006, the Company invested approximately $18.4 million in Noble Logistics, Inc. ("Noble"). The investment is comprised of approximately $3.3 million in preferred and common stock of NLS, $14.0 million of senior notes of Noble and its subsidiaries and $0.5 million of short-term notes of such parties. The amount funded includes a $0.6 million draw on a revolving credit facility with a total borrowing capacity of $2.0 million. During December 2006 and January 2007, Noble borrowed the remaining $1.4 million available on its revolving credit facility, which was fully drawn at March 31, 2007. The Company's investment in the equity of represents 12% of the outstanding voting securities of the portfolio company. Noble, based in Houston, Texas, provides time sensitive local and regional delivery services to wholesalers of aftermarket automotive repair components and pharmaceutical distributors.

        On March 27, 2006, the Company invested approximately $3.3 million in Quench Holdings Corporation ("Quench Holdings") to purchase $3.0 million of preferred units in Quench USA, LLC ("Quench") and $0.3 million of warrants to purchase 6,041,538 common units of Quench. Quench Holdings is wholly-owned by the Company. Quench installs and services water coolers in commercial settings using machines that filter and purify water dispensed from a facility's existing water supply. In addition, the Company made a $4.0 million senior term loan and an $8.0 million subordinated loan to Quench, both maturing on March 27, 2011. The Company further entered into a $2.0 million revolving promissory note agreement with Quench, of which $0.1 million remains undrawn as of March 31, 2007.

        On March 17, 2006, the Company invested approximately $7.1 million in Chase II Holding Corporation ("Chase Holding") to purchase $7.0 million of preferred stock and $0.1 million of common stock of Chase Industries, Inc. ("Chase"). As a result of these equity holdings, the Company currently has 2 out of 4 seats on Chase' Board of Directors. Chase Industries is a leading designer, manufacturer and marketer of impact traffic doors and sliding door systems in North America, serving over 4,000 retail, commercial and industrial customers in the United States, Canada Mexico and selected international markets. The Company also made two senior term loans to Chase Industries in the amounts of $12.9 million and $8.0 million, both maturing on March 17, 2011. In addition, the Company made a $6.2 million subordinated loan to Chase Industries maturing March 17, 2013, and also issued a revolving promissory note to Chase with a total borrowing capacity of $0.5 million that expires on March 17, 2008. However, in March 2007, Chase amended its revolving promissory note from the Company by increasing the total borrowing capacity to $3.5 million and subsequently reducing its $12.9 million senior term loan to $11 million. The $1.9 million reduction in the senior term loan was applied to the amended revolving promissory note, leaving $1.6 million available for borrowings at March 31, 2007.

        On January 4, 2006, the Company invested $2.5 million in Hailey Transport Corporation ("Hailey") to purchase preferred membership interests in Rocky Mountain Bus Company, LLC ("RMBC"). The acquired membership interests represent a $4.2 million interest in RMBC to which Hailey enabled RMBC to borrow the additional $1.7 million in the recapitalization. Hailey is wholly-owned by the Company. RMBC is the sole owner of Auto Safety House LLC ("ASH"), a retailer and service-provider for school buses, commercial buses, trucks and trailers in Arizona and Nevada. Also on

January 4, 2006, the Company made a loan of $4.0 million comprised of subordinated notes to RMBC and ASH maturing on January 4, 2012.

Investment Concentrations

        Approximately 76% of the aggregate value of the Company's investment portfolio at March 31, 2007 consisted of senior debt, approximately 9% was senior subordinated debt, approximately 5% was subordinated debt and approximately 10% was preferred and common equity securities. At March 31, 2007, the Company had approximately $275 million invested in 47 portfolio companies. The following table outlines the Company's investments by type at March 31, 2007 and 2006:

	March 31, 2007		March 31, 2006
	Cost	Fair Value	Cost	Fair Value
Senior Term Debt	$207,367,741	$206,981,112	$122,323,004	$122,485,972
Senior Subordinated Term Debt	24,485,760	24,467,635	4,000,000	3,950,000
Subordinated Term Debt	14,167,810	14,167,810	14,167,810	14,167,810
Preferred & Common Equity Securities	28,598,802	25,331,046	12,778,508	12,778,508

Total Investments	$274,620,113	$270,947,603	$153,269,322	$153,382,290

        Investments at fair value consisted of the following industry classifications at March 31, 2007 and 2006:

	March 31, 2007			March 31, 2006
		Percentage of			Percentage of
	Fair Value	Total Investments	Net Assets	Fair Value	Total Investments	Net Assets
Automobile	$8,504,666	3.1%	3.8%	$6,450,000	4.2%	2.8%
Beverage, Food & Tobacco	3,413,874	1.3%	1.5%	5,074,713	3.3%	2.2%
Buildings & Real Estate	3,003,750	1.1%	1.3%	—	—	—
Cargo Transport	21,844,463	8.1%	9.8%	5,513,337	3.6%	2.4%
Chemicals, Plastics & Rubber	22,535,527	8.3%	10.1%	—	—	—
Containers, Packaging and Glass	999,975	0.4%	0.4%	10,061,087	6.6%	4.4%
Diversified/Conglomerate Manufacturing	32,563,400	12.0%	14.6%	42,055,734	27.4%	18.3%
Diversified/Conglomerate Service	27,374,081	10.1%	12.3%	12,917,129	8.4%	5.6%
Electronics	6,758,294	2.5%	3.0%	10,049,063	6.6%	4.4%
Healthcare, Education and Childcare	31,296,111	11.6%	14.0%	12,417,214	8.1%	5.4%
Home & Office Furnishings	17,105,808	6.3%	7.7%	15,256,318	9.9%	6.6%
Machinery	41,480,716	15.3%	18.6%	—	—	—
Oil & Gas	3,851,943	1.4%	1.7%	2,999,981	2.0%	1.3%
Personal, Non-durable Consumer Products	1,492,472	0.6%	0.7%	—	—	—
Personal Transportation	—	—	—	876,560	0.6%	0.4%
Personal, Food, & Miscellaneous Services	16,905,483	6.2%	7.6%	9,984,478	6.5%	4.3%
Printing, Publishing, Broadcasting	18,590,084	6.9%	8.3%	10,774,827	7.0%	4.7%
Retail Stores	1,407,018	0.5%	0.6%	—	—	—
Telecommunications	9,246,854	3.4%	4.1%	5,829,062	3.8%	2.5%
Textiles & Leather	2,573,084	0.9%	1.2%	3,122,787	2.0%	1.4%

Total Investments	$270,947,603	100%		$153,382,290	100%

        The investments at fair value consisted of the following geographic regions at March 31, 2007 and 2006:

	March 31, 2007			March 31, 2006
		Percentage of			Percentage of
	Fair Value	Total Investments	Net Assets	Fair Value	Total Investments	Net Assets
Mid-Atlantic	$94,257,169	34.8%	42.3%	$55,442,199	36.1%	24.1%
Midwest	88,508,725	32.7%	39.7%	51,107,864	33.3%	22.2%
Northeast	14,879,654	5.5%	6.7%	4,359,125	2.8%	1.9%
Southeast	36,357,555	13.4%	16.3%	30,966,852	20.2%	13.5%
West	36,944,500	13.6%	16.6%	11,506,250	7.5%	5.0%

Total Investments	$270,947,603	100.0%		$153,382,290	100.0%

        The geographic region depicts the location of the headquarters for the Company's portfolio companies. A portfolio company may have a number of other locations in other geographic regions.

Investment Principal Amortization

        The following table summarizes the contractual principal amortization and maturity of the Company's investment portfolio by fiscal year, assuming no voluntary prepayments:

Fiscal Year Ended March 31,	Amount
2008	$8,311,428
2009	10,047,620
2010	11,698,781
2011	52,080,567
2012	34,029,743
Thereafter	129,212,533

Total contractual repayments	$245,380,672

Investments in equity securities	28,598,801
Unamortized premiums on debt securities	640,639

Total	$274,620,112

Note 4. Line of Credit

        Through the Company's wholly-owned subsidiary, Business Investment, the Company has obtained a $200 million revolving credit facility (the "Credit Facility"). On October 19, 2006, the Company executed a Purchase and Sale Agreement pursuant to which it agreed to sell certain loans to Business Investment in consideration of a membership interest therein. Simultaneously, Business Investment executed a Credit Agreement (the "Credit Agreement") with Deutsche Bank AG, New York Branch ("Deutsche Bank"), as administrative agent, pursuant to which Business Investment pledged the loans purchased from the Company to secure future advances by certain institutional lenders. On March 29,

2007, the Company increased its capacity under the Credit Facility from $100 million to $200 million, such that an additional $50 million would be available for borrowing for the succeeding 90 day period after the initial amendment of the Credit Facility, and the remaining $50 million would be available thereafter. Availability under the Credit Facility will terminate on October 18, 2007, unless extended in the discretion of the lenders, at the request of Business Investment. Interest is payable monthly during the term of the Credit Facility and principal will be payable out of collections on loans purchased from the Company during the period following the date of which availability for advances has terminated through maturity. The Credit Facility will mature two years following the date on which availability for advances has terminated and on such date, all principal, interest and other amounts owing under the Credit Facility will be due and payable. Interest rates charged on the advances under the facility are based on the rate paid by the lenders on commercial paper notes issued by such lenders to fund some or all of the advances, the London Interbank Offered Rate ("LIBOR"), the Prime Rate or the Federal Funds Rate, depending on market conditions, and adjust periodically. Available borrowings are subject to various constraints imposed under the Credit Agreement, based on the aggregate loan balance pledged by Business Investment, which varies as loans are added and repaid, regardless of whether such repayments are early prepayment or are made as contractually required.

        The Credit Facility contains covenants that require Business Investment to maintain its status as a separate entity; prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions); and restrict material changes to the Company's credit and collection policies. The facility also restricts some of the terms and provisions (including interest rates, terms to maturity and payments schedules) and limits the borrower and industry concentrations of loans that are eligible to secure advances. As of March 31, 2007, Business Investment was in compliance with all of the facility covenants. As of March 31, 2007 there was $100 million of borrowings outstanding on the Credit Facility at an interest rate of approximately 5.3% and the remaining borrowing capacity under the Credit Facility was $50 million.

        The administrative agent also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with the Bank of New York as custodian. Deutsche Bank is also the trustee of the account and once a month remits the collected funds to the Company. At March 31, 2007, the amount due from the custodian was $12,694,985.

        The Adviser services the loans pledged under the Credit Facility. As a condition to this servicing arrangement, the Company executed a performance guaranty pursuant to which it guaranteed that the Adviser would comply fully with all of its obligations under the Credit Facility. The performance guaranty requires the Company to maintain a minimum net worth of $100 million and to maintain "asset coverage" with respect to "senior securities representing indebtedness" of at least 200%, in accordance with Section 18 of the 1940 Act. As of March 31, 2007, the Company was in compliance with the covenants under the performance guaranty.

Note 5. Commitments and Contingencies

        At March 31, 2007, the Company was a party to a signed and non-binding term sheet for an allocation of a syndicate loan participation for approximately $7.0 million and one buyout investment approximating $10.8 million.

        All prospective investments are subject to, among other things, the satisfactory completion of the Company's due diligence investigation of each borrower, acceptance of terms and structure and receipt of necessary consents. With respect to each prospective loan, the Company will only agree to provide the loan if, among other things, the results of its due diligence investigations are satisfactory, the terms and conditions of the loan are acceptable and all necessary consents are received. Both the syndicate loan participation and the buyout investment were funded subsequent to March 31, 2007.

Note 6. Common Stock Transactions

	Common Stock
	Shares	Amount
Beginning balance, March 31, 2005	100	$—
Issuance of common shares in public offering	16,560,000	16,560

Ending balance, March 31, 2006	16,560,100	$16,560

Ending balance, March 31, 2007	16,560,100	$16,560

        No shares of common stock were issued during the year ended March 31, 2007.

Note 7. Net Increase in Net Assets Resulting from Operations per Share

        The following table sets forth the computation of basic and diluted net increase in net assets resulting from operations per share for the year ended March 31, 2007 and the period June 22, 2005 (Commencement of Operations) to March 31, 2006:

	Year Ended March 31, 2007	For the period June 22, 2005 (Commencement of Operations) to March 31, 2006
Numerator for basic and diluted net increase in net assets resulting from operations per share	$7,268,404	$6,054,297
Denominator for basic and diluted shares	16,560,100	16,391,589

Basic and diluted net increase in net assets per share resulting from operations	$0.44	$0.37

Note 8. Related Party Transactions

Investment Advisory and Management Agreement

        The Company has entered into an investment advisory and management agreement with the Adviser (the "Advisory Agreement"), which is controlled by the Company's chairman and chief executive officer. In accordance with the Advisory Agreement, the Company pays the Adviser a fee, as compensation for its services, consisting of a base management fee and an incentive fee.

        The base management fee is assessed at an annual rate of 2.0% computed on the basis of the average value of the Company's gross invested assets at the end of the two most recently completed quarters, which are total assets less the cash proceeds and cash and cash equivalents from the proceeds of the Company's initial public offering that are not invested in debt and equity securities of portfolio companies. Through December 31, 2006, the base management fee was computed and payable quarterly. Beginning on January 1, 2007, the base management fee was computed and payable quarterly and was be assessed at an annual rate of 2.0% computed on the basis of the value of the Company's average gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. This new calculation was originally scheduled to begin in periods after March 31, 2006; however, on April 11, 2006, July 11, 2006 and October 10, 2006, the Company's Board of Directors accepted voluntary waivers from the Adviser that allowed the current calculation of the base management fee to be effective through June 30, 2006, September 30, 2006 and December 31, 2006, respectively.

        On January 9, 2007, the Company's Board of Directors accepted a voluntary waiver from the Adviser to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5% to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations for the three months ended March 31, 2007.

        When the Adviser receives fees from portfolio companies, as discussed in Note 2 under "Services Provided to Portfolio Companies," 50% of certain of these fees are credited against the base management fee that the Company would otherwise be required to pay to the Adviser.

        For the year ended March 31, 2007, the Company incurred a base management fee to the Adviser of $2,413,116. For the period June 22, 2005 (Commencement of operations) to March 31, 2006, the Company incurred a base management fee to the Adviser of $915,360. For the year ended March 31, 2007 and for the period June 22, 2005 (Commencement of operations) to March 31, 2006, the Company recognized aggregate credits against the base management fee of $877,583 and 554,589, respectively, resulting from investment banking fees paid to the Adviser during the respective periods. As of March 31, 2007 and 2006, $303,679 and $234,551, respectively, was unpaid and included in fees due from Adviser in the accompanying consolidated statements of assets and liabilities. At March 31, 2007, the base management fee credit due from the Adviser of $303,679 is offset by loan servicing fees due to the Adviser of $283,296 as discussed below.

        In addition, the Adviser services the loans held by Business Investment, in return for which the Adviser receives a 2.0% annual fee based on the monthly aggregate balance of loans held by Business Investment. Since the Company owns these loans, all loan servicing fees paid to the Adviser are treated as reductions against the 2.0% base management fee payable to the Adviser. Overall, the management fee due to the Adviser cannot exceed 2.0% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year.

        For the year ended March 31, 2007, the Company recorded loan servicing fees to the Adviser of $1,568,854, of which $283,296 was unpaid at March 31, 2007 and are included as a credit in fees due from Adviser in the accompanying consolidated statements of assets and liabilities, offsetting the base management fee credit due to the Company from the Adviser.

        The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards the Adviser if the Company's quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the "hurdle rate"). The Company will pay the Adviser an income incentive fee with respect to the Company's pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

  •
  100% of the Company's pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

  •
  20% of the amount of the Company's pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

        The second part of the incentive fee is a capital gains incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20% of the Company's realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to the Adviser, the Company will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since the Company's inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in the Company's portfolio.

        Because pre-incentive fee net investment income was below the hurdle rate of 1.75% of net assets, no income-based incentive fee was recorded for the three months or year ended March 31, 2007 or the period June 22, 2005 (commencement of operations) to March 31, 2006. No capital gains incentive fee was recorded for the year ended March 31, 2007 or the period June 22, 2005 (commencement of operations) as cumulative unrealized capital depreciation exceeded cumulative realized capital gains net of cumulative realized capital losses for each period.

Administration Agreement

        The Company has entered into an administration agreement (the "Administration Agreement") with Gladstone Administration, LLC ("Gladstone Administration" or the "Administrator"), a wholly-owned subsidiary of the Adviser. Under the Administration Agreement, the Company pays separately for administrative services. The Administration Agreement provides for payments equal to the Company's allocable portion of the Administrator's overhead expenses in performing its obligations under the Administration Agreement, including but not limited to, rent for employees of the Administrator, and the allocable portion of salaries and benefits expenses of the Company's chief financial officer, controller, chief compliance officer, treasurer and their respective staffs. The Company recorded fees to the Administrator on the consolidated statements of operations of $526,595 and $288,471 for the year ended March 31, 2007 and the period June 22, 2005 (Commencement of operations) to March 31, 2006, respectively. As of March 31, 2007 and 2006, $162,244 and 110,002, respectively, was unpaid and included in the administration fee payable to Administrator in the accompanying consolidated statements of assets and liabilities.

License Agreement

        The Company has entered into a license agreement with the Adviser, pursuant to which the Adviser has granted the Company a non-exclusive license to use the name "Gladstone" and the Diamond G trademark. This license agreement requires the Company to pay the Adviser a royalty fee of $1 per quarter and is recorded in general and administrative expenses on the statement of operations. The amount of the fee is negotiable on an annual basis by the Company's compensation committee and approved by a majority of the Company's independent directors.

Sale of Investments to Affiliate

        During March 2007, the Company purchased from its affiliate, Gladstone Capital Corporation ("Gladstone Capital"), certain of its investments in syndicated loan participations for approximately $12.5 million. An independent broker was engaged to execute these transactions between the Company and Gladstone Capital. The independent broker accepted the quotes from the respective agent bank for each syndicated loan and then executed these transactions between the Company and Gladstone Investment.

Loan Payable to Affiliate

        On June 30, 2005, the Company repaid a $50,000 loan payable to its chairman and chief executive officer. The demand recourse promissory note accrued interest at the rate of 3% per annum and was repaid with accrued interest of $378 using a portion of the net proceeds from the Offering.

Note 9. Dividends

        The following table illustrates the monthly dividends per share the fiscal years 2007 and 2006:

Declaration Date	Record Date	Payment Date	Dividend per Share
January 10, 2007	March 22, 2007	March 30, 2007	$0.075
January 10, 2007	February 20, 2007	February 28, 2007	$0.075
January 10, 2007	January 23, 2007	January 31, 2007	$0.075
October 10, 2006	December 20, 2006	December 29, 2006	$0.07
October 10, 2006	November 21, 2006	November 30, 2006	$0.07
October 10, 2006	October 23, 2006	October 31, 2006	$0.07
July 11, 2006	September 21, 2006	September 29, 2006	$0.07
July 11, 2006	August 21, 2006	August 31, 2006	$0.07
July 11, 2006	July 19, 2006	July 31, 2006	$0.07
April 11, 2006	June 22, 2006	June 30, 2006	$0.07
April 11, 2006	May 22, 2006	May 31, 2006	$0.07
April 11, 2006	April 20, 2006	April 28, 2006	$0.07

		Total Fiscal 2007	$0.855

January 10, 2006	March 17, 2006	March 31, 2006	$0.07
January 10, 2006	February 16, 2006	February 28, 2006	$0.07
January 10, 2006	January 23, 2006	January 31, 2006	$0.07
October 7, 2005	December 21, 2005	December 31, 2005	$0.04
October 7, 2005	November 21, 2005	November 30, 2005	$0.04
October 7, 2005	October 21, 2005	October 30, 2005	$0.04
July 7, 2005	September 22, 2005	September 30, 2005	$0.02
July 7, 2005	August 23, 2005	August 31, 2005	$0.02
July 7, 2005	July 21, 2005	July 29, 2005	$0.02

		Total Fiscal 2006	$0.39

        Aggregate dividends declared and paid for the 2007 fiscal year were approximately $14.2 million which were declared based on an estimate of net investment income for the year. Dividends declared for the 2007 fiscal year exceeded net investment income by approximately $3.0 million. A portion of the dividends declared during fiscal 2007 were treated as a return of capital to the Company's stockholders.

        Aggregate dividends declared and paid for the 2006 fiscal year were approximately $6.5 million which were declared based on an estimate of net investment income for the year. Dividends declared for the 2006 fiscal year exceeded net investment income by approximately $0.5 million. A portion of the dividends declared during fiscal 2006 were treated as a return of capital to the Company's stockholders.

Note 10. Fee Income

        As a result of fees received by the Adviser for its services to portfolio companies on the Company's behalf as discussed in Note 2, the Company recognized reductions of $0.9 million and $0.5 million in its base management fee payable to the Adviser under the investment advisory agreement between the Company and the Adviser for the year ended March 31, 2007 and the period June 22, 2005 (Commencement of Operations) to March 31, 2006, respectively. In addition, the Company recognized $0.2 million in financing fees for the for period June 22, 2005 (Commencement of Operations) to March 31, 2006.

Note 11. Federal and State Income Taxes

        The Company operates and intends to continue to operate, in a manner to qualify for treatment as a RIC under Subchapter M of the Code. As a RIC, the Company is not subject to federal or state income tax on the portion of its taxable income and gains distributed to stockholders. To qualify as a RIC, the Company is required to distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code and as such no income tax provisions have been recorded for the Company.

Note 12. Subsequent Events

Investments

        In April and May 2007, the Company purchased additional syndicated loan participations of 8 new and 9 existing portfolio companies of approximately $48.6 million. Of these purchases of existing portfolio companies, approximately $19.0 million were purchased from Gladstone Capital via an independent broker. The Company also received the full repayment on 3 of its syndicated loan participations for approximately $13.6 million. In addition, the Company sold two of its syndicated loan participations totaling approximately $3.4 million realizing a net loss of approximately $30,000 on the transactions.

        In May 2007, the Company invested approximately $7.2 million in one buyout investment.

Chase II Holdings Corp.

        In April and May 2007, Chase II Holdings Corp., a subsidiary of Chase II Acquisition Corp. ("Chase") borrowed $480,000, net of repayments, under their revolving credit facility with the Company. At May 25, 2007, $0.9 million was undrawn under the facility.

Quench USA, LLC.

        In April 2007, Quench USA, LLC, a subsidiary of Quench Holdings Corp. ("Quench") amended its senior term note from the Company to increase the total borrowings under the note from $4.0 million to $5.0 million using amounts already outstanding under its revolving credit facility with the Company. Further, Quench amended its revolving credit facility with the Company to decrease the total borrowing capacity under the facility to $1.5 million. At May 30, 2007, $0.5 million was undrawn under the facility.

Dividends

        On April 11, 2007, the Company's Board of Directors declared the following monthly dividends which it believes will be paid from ordinary income:

Declaration Date	Record Date	Payment Date	Dividend per Share
April 11, 2007	June 21, 2007	June 29, 2007	$0.075
April 11, 2007	May 22, 2007	May 31, 2007	$0.075
April 11, 2007	April 20, 2007	April 30, 2007	$0.075

Note 13. Selected Quarterly Data (Unaudited)

	Year Ended March 31, 2007
	Quarter Ended June 30, 2006	Quarter Ended September 30, 2006	Quarter Ended December 31, 2006	Quarter Ended March 31, 2007
Total Investment Income	$3,863,438	$4,213,928	$4,299,368	$4,884,902
Net Investment Income	2,581,164	2,883,886	2,898,068	2,784,614
Net Increase in Net Assets Resulting From Operations	1,277,048	2,848,044	2,684,543	458,769
Net Increase in Net Assets Resulting From Operations per Weighted Average Common Share (Basic & Diluted)	$0.08	$0.17	$0.16	$0.03
	Period June 22, 2005 (Commencement of operations) to March 31, 2006
	Quarter Ended June 30, 2005	Quarter Ended September 30, 2005	Quarter Ended December 31, 2005	Quarter Ended March 31, 2006
Total Investment Income	$48,198	$1,806,590	$2,321,688	$3,194,380
Net Investment Income	19,800	1,412,906	1,752,570	2,698,622
Net Increase in Net Assets Resulting From Operations	19,800	1,476,732	1,614,747	2,943,018
Net Increase in Net Assets Resulting From Operations per Weighted Average Common Share (Basic & Diluted)	$—	$0.09	$0.10	$0.18

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(UNAUDITED)

	June 30, 2007	March 31, 2007
ASSETS
Non-Control/Non-Affiliate investments (Cost 6/30/07: $186,296,045; 3/31/07: $138,567,741)	$185,368,271	$138,168,612
Control investments (Cost 6/30/07: $116,322,372; 3/31/07: $116,302,372)	118,310,360	113,016,491
Affiliate investments (Cost 6/30/07: $17,250,000; 3/31/07: $19,750,000)	17,947,445	19,762,500

Total investments at fair value (Cost 6/30/07: $319,868,417; 3/31/07: $274,620,113)	321,626,076	270,947,603
Cash and cash equivalents	34,596,442	37,788,941
Interest receivable	1,839,196	1,306,090
Prepaid insurance	24,553	83,819
Deferred finance costs	423,120	627,960
Due from Custodian	4,391,158	12,694,985
Due from Adviser	—	20,383
Other assets	179,030	120,434

TOTAL ASSETS	$363,079,575	$323,590,215

LIABILITIES
Due to Administrator	$207,814	$162,244
Due to Adviser	286,561	—
Borrowings under line of credit	134,400,000	100,000,000
Accrued expenses	752,602	523,698
Other liabilities	98,406	85,764

Total Liabilities	135,745,383	100,771,706

NET ASSETS	$227,334,192	$222,818,509

ANALYSIS OF NET ASSETS:
Common stock, $0.001 par value, 100,000,000 shares authorized and 16,560,100 shares issued and outstanding	$16,560	$16,560
Capital in excess of par value	230,067,811	230,096,572
Net unrealized appreciation (depreciation) of investment portfolio	1,757,659	(3,672,510)
Distributions in excess of net investment income	(4,507,838)	(3,622,113)

Total Net Assets	$227,334,192	$222,818,509

Net assets per share	$13.73	$13.46

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

JUNE 30, 2007

(UNAUDITED)

Company(1)	Industry	Investment(2)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS
Syndicated Loans:
ACS Media, LLC	Service—directory advertising	Senior Term Debt (7.9%, Due 11/2013)(3)	$4,818,185	$4,795,192
Activant	Service—enterprise software and services	Senior Term Debt (7.4%, Due 5/2013)(3)	3,744,596	3,709,627
American Safety Razor Company Inc.	Manufacturing—razors and blades	Senior Term Debt (7.9%, Due 7/2013)(3)	1,487,309	1,486,856
Aspect Software, Inc.	Service—call center software	Senior Term Debt (8.4%, Due 7/2011)(3)	2,980,932	2,992,388
Brock Holdings II, Inc.	Service—industrial specialty maintenance	Senior Term Debt (7.4%, Due 8/2013)(3)(5)	2,994,702	2,992,500
Compsych Investments Corp.	Service—independent employee assistance programs	Senior Term Debt (8.1%, Due 2/2012)(3)(5)	3,624,445	3,628,050
CRC Health Group, Inc.	Service—substance abuse treatment	Senior Term Debt (7.6%, Due 2/2012)(3)	9,955,202	9,950,818
Critical Homecare Solutions, Inc.	Service—home therapy and respiratory treatment	Senior Term Debt (8.6%, Due 1/2012)(3)(5)	3,947,139	3,950,000
CST Industries Acquisition, Inc.	Manufacturing—metal storage units	Senior Term Debt (8.1%, Due 8/2013)(3)	994,369	997,463
Dealer Computer Services, Inc.	Manufacturing & service—systems for automotive retailers	Senior Term Debt (7.4%, Due 9/2013)(3)	1,954,865	1,953,286
Generac Acquisition Corp.	Manufacturing—standby power products	Senior Term Debt (7.9%, Due 11/2013)(5)	4,967,404	4,851,000
Graham Packaging Holdings Company	Manufacturing—plastic containers	Senior Term Debt (7.6%, Due 11/2013)	10,473,750	10,486,842
HMTBP Acquisition II Corp.	Service—aboveground storage tanks	Senior Term Debt (7.6%, Due 11/2013)	3,990,000	3,990,000
Hudson Products Holdings, Inc.	Manufacturing—heat transfer solutions	Senior Term Debt (8.4%, Due 12/2013)(3)	6,065,392	6,063,684
Huish Detergents, Inc.	Manufacturing—household cleaning products	Senior Term Debt (7.3%, Due 4/2014)(3)	2,000,000	1,985,000
J. Crew Operating Corp.	Retail—apparel	Senior Term Debt (7.1%, Due 5/2013)(3)	1,230,450	1,228,070
KIK Custom Products, Inc.	Manufacturing—consumer products	Senior Term Debt (7.6%, Due 5/2014)(3)	1,000,000	985,000
Kronos, Inc.	Service—workforce management solutions	Senior Term Debt (7.6%, Due 6/14)(3)	2,000,000	1,992,500
Lexicon Marketing USA, Inc.	Service—marketing to Hispanic community	Senior Term Debt (7.8%, Due 5/2012)(3)(5)	2,947,745	2,941,844
Local TV Finance, LLC	Service—television station operator	Senior Term Debt (7.4%, Due 5/2013)(3)	1,000,000	996,250
LVI Services, Inc.	Service—asbestos and mold remediation	Senior Term Debt (10.4%, Due 11/2010)(3)(5)	6,422,593	6,362,484
MedAssets, Inc.	Service—pharmaceuticals and healthcare GPO	Senior Term Debt (7.8%, Due 10/2013)(3)(5)	3,484,788	3,478,147
MediMedia USA, LLC	Service—healthcare and pharmaceutical marketing	Senior Term Debt (7.6%, Due 10/2013)(3)	2,248,019	2,241,499
Mitchell International, Inc.	Service—automobile insurance claims processing	Senior Term Debt (7.4%, Due 3/2014)(3)(5)	1,000,250	997,500

National Mentor Holdings, Inc.	Service—home health care	Senior Term Debt (7.2%, Due 6/2013)(3)	1,986,979	1,990,790
Network Solutions, LLC	Service—internet domain solutions	Senior Term Debt (7.9%, Due 3/2014)(3)	10,000,000	9,950,000
NPC International Inc.	Service—Pizza Hut franchisee	Senior Term Debt (7.1%, Due 5/2013)(3)	3,016,872	2,995,367
Open Solutions, Inc.	Service—software outsourcing for financial institutions	Senior Term Debt (7.5%, Due 1/2014)(3)	2,511,814	2,484,836
Ozburn-Hessey Holding Co. LLC	Service—third party logistics	Senior Term Debt (8.6%, Due 8/2012)(3)	7,718,949	7,678,040
Pinnacle Foods Finance, LLC	Manufacturing—branded food products	Senior Term Debt (8.1%, Due 4/2014)(3)	4,001,318	4,000,000
PTS Acquisition Corp.	Manufacturing—drug delivery and packaging technologies	Senior Term Debt (7.6%, Due 4/2014)(3)	7,000,000	6,991,250
QTC Acquisition, Inc.	Service—outsourced disability evaluations	Senior Term Debt (7.6%, Due 11/2012)(3)	2,001,820	2,000,000
Radio Systems Corporation	Service—design electronic pet containment products	Senior Term Debt (8.1%, Due 9/2013)(3)	1,984,482	1,999,888
Rally Parts, Inc.	Manufacturing—aftermarket motorcycle parts and accessories	Senior Term Debt (7.9%, Due 11/2013)(3)	2,503,516	2,487,500
RPG Holdings, Inc.	Manufacturing and design—greeting cards	Senior Term Debt (9.1%, Due 12/2011)(3)	4,553,126	4,278,958
SafeNet, Inc.	Service—chip encryption products	Senior Term Debt (7.9%, Due 4/2014)(3)	3,001,528	2,970,000
SGS International, Inc.	Service—digital imaging and graphics	Senior Term Debt (7.9%, Due 12/2011)(3)	1,607,478	1,600,627
Stolle Machinery Company	Manufacturing—can-making equipment and parts	Senior Term Debt (7.9%, Due 9/2012)(3)	498,760	501,231
Survey Sampling, LLC	Service—telecommunications-based sampling	Senior Term Debt (7.9%, Due 5/2011)(3)(5)	3,245,858	3,212,324
Synagro Technologies, Inc.	Service—waste treatment and recycling	Senior Term Debt (7.4%, Due 3/2014)(3)	502,349	500,000
Triad Laboratory Alliance, LLC	Service—regional medical laboratories	Senior Term Debt (8.6%, Due 12/2011)(3)(5)	4,940,191	4,875,750
US Investigative Services, Inc.	Service—background investigations	Senior Term Debt (8.1%, Due 9/2012)(3)	10,892,705	10,828,384
United Surgical Partners International, Inc.	Service—outpatient surgical provider	Senior Term Debt (7.4%, Due 4/2014)(3)	1,326,290	1,319,659
Wastequip, Inc.	Service—process and transport waste materials	Senior Term Debt (7.6%, Due 2/2013)(3)	2,936,555	2,947,567
WaveDivision Holdings, LLC	Service—cable	Senior Term Debt (7.9%, Due 6/2014)(3)(5)	1,925,274	1,920,000
West Corporation	Service—business process outsourcing	Senior Term Debt (7.8%, Due 10/2013)(3)	11,458,046	11,430,100

Subtotal—Syndicated Loans			$174,946,045	$174,018,271

Non-syndicated loans
B-Dry, LLC	Service—basement waterproofer	Senior Term Debt (10.2%, Due 11/2007)(6)	250,000	250,000
		Senior Term Debt (10.2%, Due 5/2014)(6)	10,800,000	10,800,000
		Common Stock Warrants(4)(6)	300,000	300,000

			11,350,000	11,350,000

Total Non-Control/Non-Affiliate Investments			$186,296,045	$185,368,271

CONTROL INVESTMENTS
A. Stucki Company	Manufacturing—railroad cars and accessories	Senior Term Debt (9.8% Due 3/2012)	$15,000,000	$15,000,000
		Senior Term Debt (12.1% Due 3/2012)	11,000,000	11,000,000
		Senior Subordinated Term Debt (13% Due 3/2014)	5,485,760	5,485,760
		Preferred Stock(4)	4,386,686	4,483,794
		Common Stock(4)	129,956	3,989,352

			36,002,402	39,958,906
Acme Cryogenics, Inc.	Manufacturing—manifolds and pipes for industrial gasses	Senior Subordinated Term Debt (11.5% Due 3/2013)	14,500,000	14,500,000
		Redeemable Preferred Stock	6,983,785	7,254,898
		Common Stock	1,045,181	3,821,983
		Common Stock Warrants(4)	24,686	141,420

			22,553,652	25,718,301
Chase II Holdings Corp.	Manufacturing—traffic doors	Revolving Credit Facility (9.8% Due 3/2008)(7)	2,380,000	2,380,000
		Senior Term Debt (9.8%, Due 3/2011)	10,725,000	10,725,000
		Senior Term Debt (12.0% Due 3/2011)	7,960,000	7,960,000
		Subordinated Term Debt (13% Due 3/2013)	6,167,810	6,167,810
		Redeemable Preferred Stock(4)	6,960,806	4,245,986
		Common Stock(4)	61,384	—

			34,255,000	31,478,796
Hailey Transport Corporation	Retail and Service—school buses and parts	Senior Subordinated Term Debt (12.0%, Due 1/2012)	4,000,000	4,000,000
		Preferred Stock(4)	2,500,000	133,154

			6,500,000	4,133,154
Quench Holdings Corp.	Service—sales, installation and service of water coolers	Revolving Credit Facility (9.3%, Due 3/2009)(8)	1,050,000	1,050,000
		Senior Term Debt (9.3%, Due 3/2011)	4,750,000	4,750,000
		Subordinated Term Debt (11.5%, Due 3/2011)	7,955,000	7,955,000
		Common Stock(4)	3,256,318	3,266,203

			17,011,318	17,021,203

Total Control Investments			$116,322,372	$118,310,360

AFFILIATE INVESTMENTS
Noble Logistics, Inc.	Service—aftermarket auto parts delivery	Revolving Credit Facility (9.3%, Due 12/2009)(9)	$—	$—
		Senior Term Debt (9.3%, Due 12/2011)	7,000,000	7,000,000
		Senior Term Debt (11.3% Due 3/2011)	7,000,000	7,000,000
		Preferred Stock(4)	1,750,000	1,897,431
		Common Stock(4)	1,500,000	2,050,014

			17,250,000	17,947,445

Total Affiliate Investments			$17,250,000	$17,947,445

Total Investments			$319,868,417	$321,626,076

(1)
Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.

(2)
Percentage represents the weighted average interest rates in effect at June 30, 2007 and due date represents the contractual maturity date.

(3)
Marketable securities are valued based on the indicative bid price, as of June 30, 2007, from the respective originating syndication agent's trading desk.

(4)
Security is non-income producing.

(5)
Valued using Standard & Poor's Securities Evaluations, Inc. opinions of value at June 30, 2007.

(6)
Fair value is equal to cost due to recent acquisition.

(7)
Total available under the revolving credit facility is $3,500,000, of which $1,120,000 remains undrawn at June 30, 2007.

(8)
Total available under the revolving credit facility is $1,500,000, of which $450,000 remains undrawn at June 30, 2007.

(9)
Total available under the revolving credit facility is $2,000,000.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2007

(UNAUDITED)

Company(1)	Industry	Investment(2)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS
ACS Media, LLC	Service—directory advertising	Senior Term Debt (7.9%, Due 11/2013)(3)	$4,857,421	$4,857,822
Activant	Service—enterprise software and services	Senior Term Debt (7.4%, Due 5/2013)(3)	3,745,496	3,714,281
American Safety Razor Company Inc.	Manufacturing—razors and blades	Senior Term Debt (7.9%, Due 7/2013)(3)	1,491,154	1,492,472
Aramark Corp.	Service—vending services	Senior Term Debt (7.5%, Due 1/2014)(10)	921,289	925,895
		Letter of Credit (5.3%, Due 1/2014)(10)	65,841	66,170
Aspect Software, Inc.	Service—call center software	Senior Term Debt (8.4%, Due 7/2011)(3)	2,988,647	2,999,925
Brock Holdings II, Inc.	Service—industrial specialty maintenance	Senior Term Debt (7.3%, Due 8/2013)(3)(5)	3,000,000	3,003,750
Compsych Investments Corp.	Service—independent employee assistance programs	Senior Term Debt (8.1%, Due 2/2012)(3)(5)	3,875,254	3,879,300
CRC Health Group, Inc.	Service—substance abuse treatment	Senior Term Debt (7.9%, Due 2/2012)(3)	9,993,754	10,010,307
Critical Homecare Solutions, Inc.	Service—home therapy and respiratory treatment	Senior Term Debt (8.6%, Due 1/2012)(3)(5)	2,000,000	2,000,000
CST Industries Acquisition, Inc.	Manufacturing—metal storage units	Senior Term Debt (8.5%, Due 8/2013)(3)	996,946	999,975
Dealer Computer Services, Inc.	Manufacturing & Service—systems for automotive retailers	Senior Term Debt (7.4%, Due 9/2013)(3)	1,042,760	1,044,063
Dresser Holdings, Inc.	Manufacturing—oilfield & energy products	Senior Term Debt (8.1%, Due 10/2013)(3)	3,868,905	3,851,943
Generac Acquisition Corp.	Manufacturing—standby power products	Senior Term Debt (7.9%, Due 11/2013)(5)	2,593,800	2,611,957
Hudson Products Holdings, Inc.	Manufacturing—heat transfer solutions	Senior Term Debt (8.1%, Due 12/2013)(3)	2,358,550	2,363,866
IPC Information Systems, LLC	Manufacturing—specialized telephony systems	Senior Term Debt (7.9%, Due 9/2013)(3)	263,045	262,319
J. Crew Operating Corp.	Retail—apparel	Senior Term Debt (7.2%, Due 5/2013)(3)	1,405,990	1,407,018
Latham Manufacturing Corp.	Manufacturing—swimming pool components accessories	Senior Term Debt (8.5%, Due 6/2012)(3)	2,427,162	2,375,520
Lexicon Marketing USA, Inc.	Service—marketing to Hispanic community	Senior Term Debt (7.8%, Due 5/2012)(3)(5)	2,971,543	3,006,325
LVI Services, Inc.	Service—asbestos and mold remediation	Senior Term Debt (10.3%, Due 11/2010)(3)(5)	6,440,352	6,330,492
Madison River Capital LLC	Service—communications and information	Senior Term Debt (7.6%, Due 7/2012)(3)	5,727,708	5,702,357
Maidenform, Inc.	Manufacturing—intimate apparel	Senior Term Debt (7.1%, Due 5/2010)(3)	2,569,252	2,573,084
MedAssets, Inc.	Service—pharmaceuticals and healthcare GPO	Senior Term Debt (7.8%, Due 10/2013)(3)(5)	3,493,734	3,504,342
MediMedia USA, LLC	Service—healthcare and pharmaceutical marketing	Senior Term Debt (7.9%, Due 10/2013)(3)	1,185,613	1,180,462
National Mentor Holdings, Inc.	Service—home health care	Senior Term Debt (7.4%, Due 6/2013)(3)	1,987,027	1,985,825

NPC International Inc.	Service—Pizza Hut franchisee	Senior Term Debt (7.1%, Due 5/2013)(3)	3,017,479	2,995,367
Nutro Products, Inc.	Manufacturing—pet food	Senior Term Debt (7.4%, Due 4/2012)(3)	2,442,961	2,421,809
Open Solutions, Inc.	Service—software outsourcing for financial institutions	Senior Term Debt (7.5%, Due 1/2014)(3)	2,518,294	2,506,250
Ozburn-Hessey Holding Co. LLC	Service—third party logistics	Senior Term Debt (8.6%, Due 8/2012)(3)	7,764,943	7,711,178
Patriot Media & Communications CNJ, LLC	Service—telecommunications	Senior Term Debt (7.4%, Due 3/2013)(3)	4,147,228	4,105,476
QTC Acquisition, Inc.	Service—outsourced disability evaluations	Senior Term Debt (8.1%, Due 11/2012)(3)	1,996,592	1,997,199
Radio Systems Corporation	Service—design electronic pet containment products	Senior Term Debt (8.1%, Due 9/2013)(3)	1,989,421	1,999,950
Rally Parts, Inc.	Manufacturing—aftermarket motorcycle parts and accessories	Senior Term Debt (7.9%, Due 11/2013)(3)	1,313,285	1,319,792
RPG Holdings, Inc.	Manufacturing and design—greeting cards	Senior Term Debt (8.9%, Due 12/2011)(3)	5,001,100	4,900,000
SGS International, Inc.	Service—digital imaging and graphics	Senior Term Debt (7.9%, Due 12/2011)(3)	1,611,921	1,616,724
Stolle Machinery Company	Manufacturing—can-making equipment and parts	Senior Term Debt (7.9%, Due 9/2012)(3)	500,100	502,491
Survey Sampling, LLC	Service—telecommunications-based sampling	Senior Term Debt (7.9%, Due 5/2011)(3)	3,309,714	3,282,178
Triad Laboratory Alliance, LLC	Service—regional medical laboratories	Senior Term Debt (8.6%, Due 12/2011)(3)(5)	4,953,549	4,912,813
US Investigative Services, Inc.	Service—background investigations	Senior Term Debt (7.9%, Due 9/2012)(3)	10,923,253	10,910,191
Wastequip, Inc.	Service—process and transport waste materials	Senior Term Debt (7.6%, Due 2/2013)(3)	2,066,465	2,081,963
WaveDivision Holdings, LLC	Service—cable	Senior Term Debt (7.8%, Due 6/2014)(3)	1,925,440	1,929,600
West Corporation	Service—business process outsourcing	Senior Term Debt (7.8%, Due 10/2013)(3)	10,814,753	10,826,161

Total Non-Control/Non-Affiliate Investments			$138,567,741	$138,168,612

CONTROL INVESTMENTS
A. Stucki Holding Corp.	Manufacturing—railroad cars and accessories	Senior Term Debt (9.8% Due 3/2012)(6)	$15,000,000	$15,000,000
		Senior Term Debt (12.1% Due 3/2012)(6)	11,000,000	11,000,000
		Senior Subordinated Term Debt (13% Due 3/2014)(6)	5,485,760	5,485,760
		Preferred Stock(4)(6)	4,386,686	4,386,686
		Common Stock(4)(6)	129,956	129,956

			36,002,402	36,002,402
Acme Cryogenics, Inc.	Manufacturing—manifolds and pipes for industrial gasses	Senior Subordinated Term Debt (11.5% Due 3/2013)(5)(6)	14,500,000	14,481,875
		Redeemable Preferred Stock(4)(6)	6,983,785	6,983,785
		Common Stock(4)(6)	1,045,181	1,045,181
		Common Stock Warrants(4)(6)	24,686	24,686

			22,553,652	22,535,527
Chase II Holdings Corp.	Manufacturing—traffic doors	Revolving Credit Facility (9.8% Due 3/2008)(7)	1,900,000	1,900,000
		Senior Term Debt (9.8%, Due 3/2011)(5)	11,000,000	11,000,000
		Senior Term Debt (12.0% Due 3/2011)(5)	8,000,000	8,000,000
		Subordinated Term Debt (13% Due 3/2013)(5)	6,167,810	6,167,810
		Redeemable Preferred Stock(4)	6,960,806	3,120,070
		Common Stock(4)	61,384	—

			34,090,000	30,187,880
Hailey Transport Corporation	Retail and Service—school buses and parts	Senior Subordinated Term Debt (12.0%, Due 1/2012)(5)	4,000,000	4,000,000
		Preferred Stock(4)	2,500,000	3,184,874
			6,500,000	7,184,874

Quench Holdings Corp.	Service—sales, installation and service of water coolers	Revolving Credit Facility (9.3%, Due 3/2009)(5)(8)	1,900,000	1,900,000
		Senior Term Debt (9.3%, Due 3/2011)(5)	4,000,000	4,000,000
		Subordinated Term Debt (11.5%, Due 3/2011)(5)	8,000,000	8,000,000
		Common Stock(4)	3,256,318	3,205,808

			17,156,318	17,105,808

Total Control Investments			$116,302,372	$113,016,491

AFFILIATE INVESTMENTS
Noble Logistics, Inc.	Service—aftermarket auto parts delivery	Revolving Credit Facility (9.3%, Due 12/2009)(5)(9)	$2,000,000	$1,995,000
		Senior Term Debt (9.3%, Due 12/2011)(5)(6)	7,000,000	7,008,750
		Senior Term Debt (11.3% Due 3/2011)(5)(6)	7,000,000	7,008,750
		Senior Subordinated Term Debt (12.3% Due 8/2007)(5)(6)	500,000	500,000
		Preferred Stock(4)(6)	1,750,000	1,750,000
		Common Stock(4)(6)	1,500,000	1,500,000

			19,750,000	19,762,500

Total Affiliate Investments			$19,750,000	$19,762,500

Total Investments			$274,620,113	$270,947,603

(1)
Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.

(2)
Percentage represents the weighted average interest rates in effect at March 31, 2007 and due date represents the contractual maturity date.

(3)
Marketable securities are valued based on the indicative bid price, as of March 31, 2007, from the respective originating syndication agent's trading desk.

(4)
Security is non-income producing.

(5)
Valued using Standard & Poor's Securities Evaluations, Inc. opinions of value at March 31, 2007.

(6)
Fair value is equal to cost due to recent acquisition.

(7)
Total available under the revolving credit facility is $3,500,000 of which $1,600,000 remains undrawn as of March 31, 2007.

(8)
Total available under the revolving credit facility is $2,000,000, of which $100,000 remains undrawn at March 31, 2007.

(9)
Total available under the revolving credit facility is $2,000,000, which was fully drawn at March 31, 2007.

(10)
Subsequent to March 31, 2007, the investment in the portfolio company was sold at the fair value reflected herein.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

	Three months ended June 30, 2007	Three months ended June 30, 2006
INVESTMENT INCOME
Interest income
Non-Control/Non-Affiliate investments	$3,248,555	$1,964,480
Control investments	2,564,992	1,190,302
Affiliate investments	426,563	—
Cash and cash equivalents	53,692	708,340

Total interest income	6,293,802	3,863,122
Other income	6,127	316

Total investment income	6,299,929	3,863,438

EXPENSES
Base management fee	359,689	801,309
Loan servicing fee	1,194,418	—
Administration fee	207,814	115,389
Interest expense	1,414,262	—
Amortization of deferred finance costs	209,840	—
Professional fees	155,666	79,748
Stockholder related costs	37,889	93,766
Insurance expense	62,941	72,611
Directors fees	54,800	43,250
Taxes and licenses	41,807	57,107
General and administrative expenses	56,134	19,094

Expenses before credit from Adviser	3,795,260	1,282,274

Credits to base management fee (Refer to Note 4)	(383,875)	—

Total expenses net of credit to management fee	3,411,385	1,282,274

NET INVESTMENT INCOME	2,888,544	2,581,164

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized (loss) gain on sale of Non-Control/Non-Affiliate investments	(48,247)	3,273
Net unrealized depreciation of Non-Control/Non-Affiliate investments	(528,645)	(1,139,711)
Net unrealized appreciation (depreciation) of Control Investments	5,273,869	(167,678)
Net unrealized appreciation of Affiliate Investments	684,945	—

Net gain (loss) on investments	5,381,922	(1,304,116)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,270,466	$1,277,048

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE:
Basic and Diluted	$0.50	$0.08

SHARES OF COMMON STOCK OUTSTANDING:
Basic and diluted weighted average shares	16,560,100	16,560,100

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(UNAUDITED)

	Three months ended June 30, 2007	Three months ended June 30, 2006
Operations:
Net investment income	$2,888,544	$2,581,164
Realized (loss) gain on sale of investments	(48,247)	3,273
Unrealized appreciation (depreciation) of portfolio	5,430,169	(1,307,389)

Increase in net assets from operations	8,270,466	1,277,048

Capital transactions:
Issuance of common stock	—	—
Shelf offering costs	(28,761)	—
Dividends from net investment income	(3,726,022)	(3,477,621)

Total decrease in net assets from capital transactions	(3,754,783)	(3,477,621)
Total increase (decrease) in net assets	4,515,683	(2,200,573)
Net Assets
Beginning of period	222,818,509	229,841,697

End of period	$227,334,192	$227,641,124

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Three months ended June 30, 2007	Three months ended June 30, 2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$8,270,466	$1,277,048
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(72,601,227)	(33,665,549)
Principal repayments of investments	21,358,187	874,222
Proceeds from the sale of investments	5,809,471	15,551,727
Net unrealized (appreciation) depreciation of investment portfolio	(5,430,169)	1,307,389
Net realized loss (gain) on sales of investments	48,247	(3,273)
Net amortization of premiums and discounts	137,018	37,656
Amortization of deferred finance costs	209,840	—
Increase in interest receivable	(533,106)	(150,429)
Increase in due from custodian	8,303,827	—
Increase in prepaid assets	(38,616)	(36,138)
Decrease in other assets	39,286	85,611
Increase (decrease) in other liabilities	12,642	(314)
Increase in administration fee payable to Administrator	45,570	5,387
Increase in base management fee payable to Adviser	279,493	1,035,860
Increase in loan servicing fee payable to Adviser	27,451	—
Increase in accounts payable	—	11,583
Increase (decrease) in accrued expenses	228,904	(242,155)

Net cash used in operating activities	(33,832,716)	(13,911,375)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings from line of credit	89,100,000	—
Repayments of line of credit	(54,700,000)	—
Deferred finance costs	(5,000)	—
Shelf offering registration costs	(28,761)	—
Distributions paid	(3,726,022)	(3,477,621)

Net cash provided by (used in) financing activities	30,640,217	(3,477,621)

NET DECREASE IN CASH AND CASH EQUIVALENTS(1)	(3,192,499)	(17,388,996)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	37,788,941	75,672,605

CASH AND CASH EQUIVALENTS, END OF PERIOD	$34,596,442	$58,283,609

(1)
Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less when purchased.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS

(UNAUDITED)

	Three months ended June 30, 2007	Three months ended June 30, 2006
Per Share Data(1)
Balance at beginning of period	$13.46	$13.88
Income from investment operations:
Net investment income(2)	0.17	0.16
Realized (loss) gain on sale of investments(2)	—	—
Net unrealized appreciation (depreciation) of investments(2)	0.33	(0.08)

Total from investment operations	0.50	0.08

Distributions	(0.23)	(0.21)

Net asset value at end of period	$13.73	$13.75

Per share market value at beginning of period	$14.87	$14.90
Per share market value at end of period	14.21	15.00
Total Return(3)	(2.93)%	2.13%
Shares outstanding at end of period	16,560,100	16,560,100
Ratios/Supplemental Data
Net assets at end of period	$227,334,192	$227,641,124
Average net assets(4)	$222,928,553	$227,718,666
Ratio of expenses to average net assets(5)(6)	6.81%	2.25%
Ratio of net expenses to average net assets(5)(7)	6.12%	2.25%
Ratio of net investment income to average net assets(5)	5.18%	4.53%

(1)
Based on actual shares outstanding at the end of the corresponding period.

(2)
Based on weighted average basic per share data.

(3)
Total return equals the change in the market value of the Company's common stock from the beginning of the period taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan.

(4)
Calculated using the average of the ending monthly net assets for the respective periods.

(5)
Amounts are annualized.

(6)
Ratio of expenses to average net assets is computed using expenses before credit from the Adviser.

(7)
Ratio of net expenses to average net assets is computed using total expenses net of credits to the management fee.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2007

(UNAUDITED)

NOTE 1. ORGANIZATION

        Gladstone Investment Corporation (the "Company") was incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005 and completed an initial public offering on June 22, 2005. The Company is a closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, the Company has elected to be treated for tax purposes as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). The Company's investment objectives are to achieve a high level of current income and capital gains by investing in debt and equity securities of established private businesses.

        Gladstone Business Investment, LLC ("Business Investment"), a wholly-owned subsidiary of the Company, was established on August 11, 2006 for the sole purpose of owning the Company's portfolio of investments in connection with the establishment of its line of credit facility with Deutsche Bank AG. The financial statements of Business Investment are consolidated with those of the Company.

        The Company is externally managed by Gladstone Management Corporation ("GMC" or the "Adviser"), an unconsolidated affiliate of the Company.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Unaudited Interim Financial Statements

        Interim financial statements of the Company are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, necessary for the fair statement of financial statements for the interim periods have been included. The current period's results of operations are not necessarily indicative of results that ultimately may be achieved for the year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company's Form 10-K for the fiscal year ended March 31, 2007, as filed with the Securities and Exchange Commission ("SEC") on May 31, 2007.

Basis of Presentation

        The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated.

Consolidation

        Under Article 6 of Regulation S-X under the Securities Act of 1933, as amended, and the authoritative accounting guidance provided by the AICPA Audit and Accounting Guide for Investment Companies, the Company is not permitted to consolidate any subsidiary or other entity that is not an investment company.

Use of Estimates

        The consolidated financial statements have been prepared in accordance with GAAP that require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Cash and Cash Equivalents

        The Company considers all short-term, highly liquid investments that are both readily convertible to cash and have a maturity of three months or less at the time of purchase to be cash equivalents. Items classified as cash equivalents include temporary investments in U.S. Treasury bills and can also include commercial paper and money-market funds. All of the Company's cash at June 30, 2007 was deposited with two financial institutions, and the Company's balances exceed federally insurable limits. The Company seeks to mitigate this risk by depositing funds with major financial institutions.

Classification of Investments

        The 1940 Act requires classification of the Company's investments by its respective level of control. As defined in the 1940 Act, "Control Investments" are investments in those portfolio companies that the Company is deemed to "Control". "Affiliate Investments" are investments in those portfolio companies that are "Affiliated Companies" of the Company, as defined in the 1940 Act, other than Control Investments. "Non-Control/Non-Affiliate Investments" are those that are neither Control Investments nor Affiliate Investments. In general, the 1940 Act prescribes that the Company has control over a portfolio company if it owns greater than 25% of the voting securities of the portfolio company. The Company is deemed to be an affiliate of a portfolio company if it owns between 5% and 25% of the voting securities of such portfolio company or has one or more seats on the affiliated company's board of directors. However, if the Company holds 50% or more contractual representation on a portfolio company's board of directors, the Company will be deemed to have control over the portfolio company.

Investment Valuation

        The Company carries its investments at fair value, as determined by its Board of Directors. Securities that are publicly traded are valued at the closing price on the valuation date. Securities for which a limited market exists, such as certain participations in syndicated loans, are valued at the indicative bid price on or near the valuation date from the respective originating syndication agent's trading desk. Debt and equity securities that are not publicly traded, or for which a limited market does not exist, are valued at fair value. The Company's Board of Directors has established a valuation policy and consistently applied valuation procedures used to determine the fair value of these securities quarterly.

        The procedures for the determination of value of the Company's debt securities that that are not publicly traded and that are issued to portfolio companies where the Company has no equity, or equity-like securities, rely on the opinions of value submitted to us by Standard & Poor's Securities Evaluations, Inc. ("SPSE"). The Company may also submit paid in kind ("PIK") interest to SPSE for valuation when it is determined the PIK interest is likely to be received. SPSE will only evaluate the debt portion of the Company's investments for which the Company specifically requests evaluation, and may decline to make requested evaluations for any reason at its sole discretion. SPSE opinions of value are submitted to the Board of Directors along with the Adviser's supplemental assessment and recommendation regarding valuation of each of these investments. Lastly, the Company adds any amortized original issue discount ("OID") interest to the fair value, unless adverse factors lead to a determination of a lesser valuation.

        The fair value of convertible debt, equity, success or exit fees or other equity-like securities is determined based on the collateral, the enterprise value of the issuer, the issuer's ability to make payments, the earnings of the issuer, recent sales to third parties of similar securities, the comparison to publicly traded securities, discounted cash flow or other pertinent factors. In gathering the sales to third parties of similar securities, the Company may reference industry statistics and use outside experts.

        Debt securities that are issued to portfolio companies where the Company has equity, or equity-like securities are valued at cost, if there is adequate total enterprise value determined when valuing the Company's equity securities of the portfolio company. Fair values are discounted for any shortfall of total enterprise value over the total debt outstanding for the borrower.

        The Board of Directors then reviews whether the Adviser has followed its established procedures for determinations of fair value, and votes whether or not to accept the recommended valuation of the Company's investment portfolio.

        Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have resulted had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuation currently assigned. Because there is a delay between when the Company closes an investment and when the investment can be evaluated by SPSE, new investments are not valued immediately by SPSE; rather, the Adviser makes its own determination about the recommended value of these investments in accordance with the Company's valuation policy without the input of SPSE during the specific quarter in which the investment is made. Because SPSE does not currently perform independent valuations of mortgage loans or equity securities for the Company, the Adviser also determines a recommendation for the fair value of these investments, if any, without the input of SPSE. The Adviser considers a number of qualitative and quantitative factors in current market conditions when performing valuations. The Board of Directors then determines whether or not to accept the Adviser's recommendations for the aggregate valuation of the Company's portfolio of investments. The Board of Directors is ultimately responsible for setting the fair value and disclosure of investments in the financial statements.

Interest and Dividend Income Recognition

        Interest income, adjusted for amortization of premiums and acquisition costs and for the accretion of discounts, is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. There were no uncollectible accounts at June 30, 2007. Conditional interest or a success fee is recorded upon full repayment of a loan investment. Dividend income on preferred equity securities is accrued to the extent that such amounts are expected to be collected and that the Company has the option to collect such amounts in cash. To date, the Company has not accrued any dividend income.

Services Provided to Portfolio Companies

        The 1940 Act requires that a business development company make available managerial assistance to its portfolio companies by providing significant guidance and counsel concerning the management, operations, or business objectives and policies of the respective portfolio company. The Company provides these and other services to portfolio companies through its Adviser. Currently, neither the Company nor the Adviser receives fees in connection with managerial assistance.

        The Adviser receives fees for other services it provides to portfolio companies. These other fees are typically non-recurring, are recognized as revenue when earned and are generally paid directly to the Adviser by the borrower or potential borrower upon closing of the investment. The services the Adviser provides to portfolio companies vary by investment, but generally include a broad array of services, such as investment banking services, arranging bank and equity financing, structuring financing from multiple lenders and investors, reviewing existing credit facilities, restructuring existing investments, raising equity and debt capital, turnaround management, merger and acquisition services and recruiting new management personnel. When the Adviser receives fees for these services, 50% of certain of those fees are credited against the base management fee due to the Adviser from the Company. Any services of this nature subsequent to the closing would typically generate a separate fee at the time of completion.

        The Adviser also receives fees for monitoring and reviewing portfolio company investments. These fees are recurring and are generally paid annually or quarterly in advance to the Adviser throughout the life of the investment. Fees of this nature are recorded as revenue by the Adviser when earned and are not credited against the base management fees.

        The Company may receive fees for the origination and closing services it provides to portfolio companies through its Adviser. These fees are paid directly to the Company and are recognized as revenue upon closing of the originated investment and are reported as fee income in the consolidated statements of operations.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

        Realized gain or loss is recognized when an investment is disposed of and is computed as the difference between the Company's cost basis in the investment at the disposition date and the net proceeds received from such disposition. Unrealized appreciation or depreciation displays the difference between the fair market value of the investment and the cost basis of such investment.

Federal Income Taxes

        The Company intends to continue to qualify for treatment as a RIC under subchapter M of the Code. As a RIC, the Company will not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify as a RIC, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code. The Company intends to distribute at least 90% of its ordinary income, and as a result, no income tax provisions have been recorded. The Company may, but does not intend to, pay out a return of capital.

        In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109," ("FIN 48"), which clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with SFAS No. 109, "Accounting for Income Taxes." FIN 48 is effective as of the beginning of an entity's first fiscal year that begins after December 15, 2006. The Company adopted this Interpretation on April 1, 2007. The adoption of FIN 48 did not have an impact on the Company's consolidated financial statements.

Recent Accounting Pronouncements

        In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 allows entities to measure at fair value many financial instruments and certain other assets and liabilities that are not otherwise required to be measured at fair value. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company is currently evaluating the impact of this pronouncement on its consolidated financial statements.

        In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in GAAP and expands disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company is required to adopt the provisions of SFAS 157 beginning with the fiscal year ended March 31, 2009. The Company is currently evaluating the impact of this pronouncement on its consolidated financial statements.

        In September 2006, the SEC issued Staff Accounting Bulletin No. 108 ("SAB 108"). SAB 108 addresses how the effects of prior year uncorrected misstatements should be considered when quantifying misstatements in current year financial statements and requires registrants to consider the effect of all carry over and reversing effects of prior year misstatements when quantifying errors in current year financial statements. SAB 108 does not change the SEC's previous guidance in SAB No. 99, "Materiality," on evaluating the materiality of misstatements. A registrant applying the new guidance for the first time that identifies material errors in existence at the beginning of the first fiscal year ending after November 15, 2006, may correct those errors through a one-time cumulative effect adjustment to beginning-of-year retained earnings. The cumulative effect alternative is available only if the application of the new guidance results in a conclusion that a material error exists as of the beginning of the first fiscal year ending after November 15, 2006, and those misstatements were determined to be immaterial based on a proper application of the registrant's previous method for quantifying misstatements. The adoption of SAB 108 did not have an impact on the Company's consolidated financial statements.

        In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments, an amendment of FASB statements No. 133 and 140" ("SFAS No. 155"). SFAS No. 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) as long as the entire instrument is valued on a fair value basis. The statement also resolves and clarifies other specific SFAS No. 133 and SFAS No. 140 related issues. SFAS No. 155 is effective for all financial instruments acquired or issued after the beginning of an entity's first fiscal year that begins after September 15, 2006. The Company adopted SFAS No. 155 on April 1, 2007 and the adoption did not have an impact on the Company's consolidated financial statements.

NOTE 3. INVESTMENTS

Non-Control/Non-Affiliate Investments

        At June 30, 2007 and March 31, 2007, the Company held investments in Non-Control/Non-Affiliates of approximately $186.3 million and $138.6 million, at cost, respectively. These investments are comprised primarily of syndicated loan participations of senior notes of both public and private companies and also non-syndicated loan investments where the Company does not have a significant ownership interest in the portfolio company. At June 30, 2007 and March 31, 2007, the Company's investments, at cost, in Non-Control/Non-Affiliates represented approximately 82% and 62%, respectively, of the Company's net assets.

        In May and June of 2007, the Company invested approximately $11.4 million in B-Dry, LLC ("B-Dry"), including $11.1 million of senior loans and $0.3 million of warrants to purchase membership interests in B-Dry. B-Dry, founded in Akron, OH in 1958, is the oldest basement waterproofer in the country and utilizes its patented technology to solve basement water problems.

Control and Affiliate Investments

        At June 30, 2007, the Company had investments of approximately $105.0 million, at cost, in revolving credit facilities, senior debt and subordinated debt of six portfolio companies. In addition, at June 30, 2007, the Company had invested approximately $28.6 million in preferred and common equity of those companies.

        At June 30, 2007 and March 31, 2007, the Company's investments in Control investments, at cost, represented approximately 51% and 52%, respectively, of the Company's net assets. Also at June 30, 2007 and March 31, 2007, the Company's investments, at cost, in Affiliate investments represented approximately 8% and 9%, respectively, of the Company's net assets

Investment Concentrations

        Approximately 78% of the aggregate value of the Company's investment portfolio at June 30, 2007 consisted of senior debt, approximately 8% was senior subordinated debt, approximately 4% was subordinated debt and approximately 10% was preferred and common equity securities. At June 30, 2007, the Company had approximately $320 million invested in 53 portfolio companies. The following table outlines the Company's investments by type at June 30, 2007 and March 31, 2007:

	June 30, 2007		March 31, 2007
	Cost	Fair Value	Cost	Fair Value
Senior Term Debt	$252,861,045	$251,933,271	$207,367,741	$206,981,112
Senior Subordinated Term Debt	23,985,760	23,985,760	24,485,760	24,467,635
Subordinated Term Debt	14,122,810	14,122,810	14,167,810	14,167,810
Preferred & Common Equity Securities	28,898,802	31,584,235	28,598,802	25,331,046

Total Investments	$319,868,417	$321,626,076	$274,620,113	$270,947,603

        Investments at fair value consisted of the following industry classifications at June 30, 2007 and March 31, 2007:

	June 30, 2007			March 31, 2007
		Percentage of			Percentage of
	Fair Value	Total Investments	Net Assets	Fair Value	Total Investments	Net Assets
Automobile	$6,620,654	2.1%	2.9%	$8,504,666	3.1%	3.8%
Beverage, Food & Tobacco	4,000,000	1.2%	1.8%	3,413,874	1.3%	1.5%
Buildings & Real Estate	14,342,500	4.5%	6.3%	3,003,750	1.1%	1.3%
Cargo Transport	20,895,013	6.5%	9.2%	21,844,463	8.1%	9.8%
Chemicals, Plastics & Rubber	25,718,301	8.0%	11.3%	22,535,527	8.3%	10.1%
Containers, Packaging and Glass	11,484,305	3.6%	5.1%	999,975	0.4%	0.4%
Diversified/Conglomerate Manufacturing	31,478,796	9.8%	13.8%	32,563,400	12.0%	14.6%
Diversified/Conglomerate Service	43,969,144	13.7%	19.3%	27,374,081	10.1%	12.3%
Ecological	500,000	0.2%	0.2%	—	—	—
Electronics	13,622,801	4.2%	6.0%	6,758,294	2.5%	3.0%
Healthcare, Education and Childcare	41,126,308	12.8%	18.1%	31,296,111	11.6%	14.0%
Home & Office Furnishings	17,021,203	5.3%	7.5%	17,105,808	6.3%	7.7%
Machinery	49,301,137	15.3%	21.7%	41,480,716	15.3%	18.6%
Oil & Gas	—	—	—	3,851,943	1.4%	1.7%
Personal, Non-durable Consumer Products	4,456,856	1.4%	2.0%	1,492,472	0.6%	0.7%
Personal, Food, & Miscellaneous Services	16,816,139	5.2%	7.4%	16,905,483	6.2%	7.6%
Printing, Publishing, Broadcasting	15,832,526	4.9%	7.0%	18,590,084	6.9%	8.3%
Retail Stores	1,228,070	0.4%	0.5%	1,407,018	0.5%	0.6%
Telecommunications	3,212,323	0.9%	1.4%	9,246,854	3.4%	4.1%
Textiles & Leather	—	—	—	2,573,084	0.9%	1.2%

Total Investments	$321,626,076	100%		$270,947,603	100%

        The investments at fair value consisted of the following geographic regions of the United States and Canada at June 30, 2007 and March 31, 2007:

	June 30, 2007			March 31, 2007
		Percentage of			Percentage of
	Fair Value	Total Investments	Net Assets	Fair Value	Total Investments	Net Assets
Mid-Atlantic	$143,715,411	44.7%	63.2%	$94,257,169	34.8%	42.3%
Midwest	97,373,875	30.3%	42.8%	88,508,725	32.7%	39.7%
Northeast	12,672,838	3.9%	5.6%	14,879,654	5.5%	6.7%
Southeast	31,457,086	9.8%	13.8%	36,357,555	13.4%	16.3%
West	35,421,866	11.0%	15.6%	36,944,500	13.6%	16.6%
Canada	985,000	0.3%	0.4%	—	0.0%	0.0%

Total Investments	$321,626,076	100.0%		$270,947,603	100.0%

        The geographic region depicts the location of the headquarters for the Company's portfolio companies. A portfolio company may have a number of other locations in other geographic regions.

Investment Principal Amortization

        The following table summarizes the contractual principal amortization and maturity of the Company's investment portfolio by fiscal year, assuming no voluntary prepayments:

Fiscal Year Ended March 31,	Amount
2008	$8,916,361
2009	9,881,115
2010	9,576,865
2011	50,649,610
2012	43,380,812
Thereafter	168,055,388

Total contractual repayments	$290,460,151

Investments in equity securities	$28,898,802
Unamortized premiums on debt securities	509,464

Total	$319,868,417

NOTE 4. RELATED PARTY TRANSACTIONS

Investment Advisory and Management Agreement

        The Company has entered into an investment advisory and management agreement with the Adviser (the "Advisory Agreement"), which is controlled by the Company's chairman and chief executive officer. In accordance with the Advisory Agreement, the Company pays the Adviser fees, as compensation for its services, consisting of a base management fee and an incentive fee.

        The base management fee is computed and payable quarterly and is assessed at an annual rate of 2.0% and was initially computed on the basis of the average value of the Company's gross invested assets at the end of the two most recently completed quarters, which were total assets less the cash proceeds and cash and cash equivalents from the proceeds of the Company's initial public offering that were not invested in debt and equity securities of portfolio companies. Beginning on January 1, 2007, the base management fee is computed on the basis of the value of the Company's average gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. This new calculation was originally scheduled to begin in periods after March 31, 2006; however, the Company's Board of Directors accepted voluntary waivers from the Adviser that allowed the initial calculation of the base management fee to be effective through December 31, 2006.

        On April 11, 2007, the Company's Board of Directors accepted a voluntary waiver from the Adviser to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5% to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations. This waiver remains in effect and was applied during the three months ended June 30, 2007.

        When the Adviser receives fees from portfolio companies, as discussed in Note 2 under "Services Provided to Portfolio Companies," 50% of certain of these fees are credited against the base management fee that the Company would otherwise be required to pay to the Adviser.

        For the three months ended June 30, 2007 and 2006, the Company incurred base management fees to the Adviser of $359,689 (after reductions for loan servicing fees) and $801,309, respectively. For the three months ended June 30, 2007, the Company recognized aggregate credits against the base management fee of $383,875 which is comprised of $293,000 resulting from reduced fees on syndicated loan participations and $90,875 resulting from investment banking fees paid to the Adviser during the period. As of June 30, 2007, a resulting base management fee credit of $24,186 was unpaid and is included as a reduction in fees due to Adviser in the accompanying consolidated statements of assets and liabilities. The amount due to Adviser of $286,561 also includes loan servicing fees due to the Adviser of $310,747 as discussed below. At March 31, 2007, a base management fee credit of $303,679 was unpaid and included in fees due from Adviser in the accompanying consolidated statements of assets and liabilities which was offset by loan servicing fees due to the Adviser of $283,296, resulting in $20,383 due from the Adviser as discussed below.

        In addition, the Adviser services the loans held by Business Investment, in return for which the Adviser receives a 2.0% annual fee based on the monthly aggregate balance of loans held by Business Investment. Since the Company owns these loans, all loan servicing fees paid to the Adviser are treated as reductions against the 2.0% base management fee payable to the Adviser. Overall, the management fee due to the Adviser cannot exceed 2.0% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year.

        For the three months ended June 30, 2007, the Company recorded loan servicing fees to the Adviser of $1,194,418, of which $310,747 was unpaid at June 30, 2007. At March 31, 2007 there were $283,296 of loan servicing fees due to the adviser that are included as a credit in fees due from the Adviser in the accompanying consolidated statements of assets and liabilities, offsetting the base management fee credit due to the Company from the Adviser at that date.

        The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards the Adviser if the Company's quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the "hurdle rate"). The Company will pay the Adviser an income incentive fee with respect to the Company's pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

  •
  100% of the Company's pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

  •
  20% of the amount of the Company's pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

        The second part of the incentive fee is a capital gains incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20% of the Company's realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to the Adviser, the Company will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since the Company's inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in the Company's portfolio.

        Because pre-incentive fee net investment income was below the hurdle rate of 1.75% of net assets, no income-based incentive fee was recorded for the three months ended June 30, 2007 or the three months ended June 30, 2006.

Administration Agreement

        The Company has entered into an administration agreement (the "Administration Agreement") with Gladstone Administration, LLC ("Gladstone Administration" or the "Administrator"), a wholly-owned subsidiary of the Adviser. Under the Administration Agreement, the Company pays separately for administrative services. The Administration Agreement provides for payments equal to the Company's allocable portion of the Administrator's overhead expenses in performing its obligations under the Administration Agreement, including but not limited to, rent for employees of the Administrator and the allocable portion of salaries and benefits expenses of the Company's chief financial officer, controller, chief compliance officer, treasurer and their respective staffs. The Company recorded fees to the Administrator on the consolidated statements of operations of $207,814 and $115,389 for the three months ended June 30, 2007 and 2006, respectively. As of June 30, 2007 and

March 31, 2007, $207,814 and $162,244, respectively, was unpaid and included in the administration fee payable to Administrator in the accompanying consolidated statements of assets and liabilities.

Purchase of Investments from Affiliate

        During April 2007, the Company purchased from its affiliate, Gladstone Capital Corporation ("Gladstone Capital"), certain of its investments in syndicated loan participations at market value for approximately $9.7 million. These purchases reflect the settlement of transactions initiated in March 2007. An independent broker was engaged to execute these transactions between the Company and Gladstone Capital. The independent broker accepted the quotes from the respective agent bank for each syndicated loan and then executed these transactions between the Company and Gladstone Capital.

NOTE 5. LINE OF CREDIT

        Through the Company's wholly-owned subsidiary, Business Investment, the Company has obtained a $200 million revolving credit facility (the "Credit Facility"). On October 19, 2006, the Company executed a Purchase and Sale Agreement pursuant to which it agreed to sell certain loans to Business Investment in consideration of a membership interest therein. Simultaneously, Business Investment executed a Credit Agreement (the "Credit Agreement") with Deutsche Bank AG, New York Branch ("Deutsche Bank"), as administrative agent, pursuant to which Business Investment pledged the loans purchased from the Company to secure future advances by certain institutional lenders. On March 29, 2007, the Company increased its capacity under the Credit Facility from $100 million to $200 million. Availability under the Credit Facility will terminate on October 18, 2007, unless extended in the discretion of the lenders at the request of Business Investment. Interest is payable monthly during the term of the Credit Facility and principal is payable out of collections on loans purchased from the Company during the period following the date of which availability for advances has terminated through maturity. The Credit Facility will mature two years following the date on which availability for advances has terminated and on such date, all principal, interest and other amounts owing under the Credit Facility will be due and payable. Interest rates charged on the advances under the facility are based on the rate paid by the lenders on commercial paper notes issued by such lenders to fund some or all of the advances, the London Interbank Offered Rate ("LIBOR"), the Prime Rate or the Federal Funds Rate, depending on market conditions, and adjust periodically. Available borrowings are subject to various constraints imposed under the Credit Agreement, based on the aggregate loan balance pledged by Business Investment, which varies as loans are added and repaid, regardless of whether such repayments are early prepayment or are made as contractually required.

        The Credit Facility contains covenants that require Business Investment to maintain its status as a separate entity; prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions); and restrict material changes to the Company's credit and collection policies. The facility also restricts some of the terms and provisions (including interest rates, terms to maturity and payments schedules) and limits the borrower and industry concentrations of loans that are eligible to secure advances. As of June 30, 2007, Business Investment was in compliance with all of the facility covenants. As of June 30, 2007 there were $134.4 million of borrowings outstanding under the

Credit Facility at an interest rate of approximately 5.33% and the remaining borrowing capacity under the Credit Facility was approximately $66 million.

        The administrative agent also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with the Bank of New York as custodian. Deutsche Bank is also the trustee of the account and once a month remits the collected funds to the Company. At June 30, 2007, the amount due from the custodian was $4,391,158.

        The Adviser services the loans pledged under the Credit Facility. As a condition to this servicing arrangement, the Company executed a performance guaranty pursuant to which it guaranteed that the Adviser would comply fully with all of its obligations under the Credit Facility. The performance guaranty requires the Company to maintain a minimum net worth of $100 million and to maintain "asset coverage" with respect to "senior securities representing indebtedness" of at least 200%, in accordance with Section 18 of the 1940 Act. As of June 30, 2007, the Company was in compliance with the covenants under the performance guaranty.

NOTE 6. COMMON STOCK

        As of June 30, 2007 and March 31, 2007, 100,000,000 shares of $0.001 par value common stock were authorized and 16,560,100 shares were outstanding.

NOTE 7. INCREASE IN NET ASSETS PER SHARE RESULTING FROM OPERATIONS

        The following table sets forth the computation of basic and diluted net increase in net assets per share resulting from operations:

	Three months ended June 30, 2007	Three months ended June 30, 2006
Numerator for basic and diluted net increase in net assets resulting from operations per share	$8,270,466	$1,277,048
Denominator for basic and diluted shares	16,560,100	16,560,100

Basic and diluted net increase in net assets per share resulting from operations	$0.50	$0.08

NOTE 8. DIVIDENDS

        The Company is required to pay out as a dividend 90% of its ordinary income and realized net short-term capital gains in excess of realized net short-term capital losses, if any, for each taxable year in order to maintain its status as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. It is the policy of the Company to pay out as a dividend up to 100% of those amounts. The amount to be paid out monthly as a dividend is determined by the Board of Directors each quarter and is based on the annual earnings estimated by the management of the Company. Based on that estimate, three monthly dividends are declared each quarter. At year-end the Company may pay a bonus dividend, in addition to the monthly dividends, to ensure that it has paid out at least 90% of its ordinary income and realized net short-term capital gains for the year. Long-term capital gains are composed of success fees, prepayment fees and gains from the sale of securities held for one year or more. The Company intends to retain long-term capital gains from the sale of securities, if any, and not pay them out as dividends, however, the Board of Directors may decide to declare and pay out capital gains during any fiscal year. If the Company decides to retain long-term capital gains, the portion of the retained capital gains will be subject to 35% tax. The Company currently pays a monthly dividend. The tax characteristics of all dividends will be reported to stockholders on Form 1099 at the end of each calendar year. The Company's Board of Directors declared the following monthly dividends for the three months ended June 30, 2007 and 2006:

Fiscal Year 2008

Declaration Date	Record Date	Payment Date	Dividend per Share
April 11, 2007	June 21, 2007	June 29, 2007	$0.075
April 11, 2007	May 22, 2007	May 31, 2007	$0.075
April 11, 2007	April 20, 2007	April 30, 2007	$0.075

Fiscal Year 2007

Declaration Date	Record Date	Payment Date	Dividend per Share
April 11, 2006	June 22, 2006	June 30, 2006	$0.07
April 11, 2006	May 22, 2006	May 31, 2006	$0.07
April 11, 2006	April 20, 2006	April 28, 2006	$0.07

NOTE 9. CONTRACTUAL OBLIGATIONS

        As of June 30, 2007, the Company was a party to signed and non-binding term sheets for five allocations of syndicated loan participations for approximately $9.7 million. The future scheduled contractual payments at June 30, 2007 were as follows:

		Payment Due by Period
Contractual Obligations	Total	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years
Investments	9,688,000	9,688,000	—	—	—

Total	$9,688,000	$9,688,000	$—	$—	$—

        In July 2007, all of the investment purchase obligations summarized above were funded.

NOTE 10. SUBSEQUENT EVENTS

Loan Participations

        In July 2007, the Company purchased additional loan participations of 2 new and 5 existing portfolio companies of approximately $11.3 million.

Dividends

        On July 10, 2007, the Company's Board of Directors declared the following monthly dividends:

Declaration Date	Record Date	Payment Date	Dividend per Share
July 10, 2007	July 23, 2007	July 31, 2007	$0.075
July 10, 2007	August 23, 2007	August 31, 2007	$0.075
July 10, 2007	September 20, 2007	September 28, 2007	$0.075

Part C—OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1.     Financial Statements

        The following financial statements of Gladstone Investment Corporation (the "Company" or the "Registrant") are included in the Registration Statement in "Part A: Information Required in a Prospectus:"

GLADSTONE INVESTMENT CORPORATION
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Audited Consolidated Financial Statements
Report of Independent Registered Public Accounting Firm	F-3
Consolidated Statement of Assets and Liabilities as of March 31, 2007 and March 31, 2006	F-5
Schedule of Investments as of March 31, 2007 and March 31, 2006	F-6
Consolidated Statement of Operations for the year ended March 31, 2007 and the period June 22, 2005 (Commencement of Operations) to March 31, 2006	F-11
Consolidated Statement of Changes in Net Assets for year ended March 31, 2007 and the period June 22, 2005 (Commencement of Operations) to March 31, 2006	F-12
Consolidated Statement of Cash Flows for the year ended March 31, 2007 and the period June 22, 2005 (Commencement of Operations) to March 31, 2006	F-13
Financial Highlights for the year ended March 31, 2007 and the period June 22, 2005 (Commencement of Operations) to March 31, 2006	F-14
Notes to Consolidated Financial Statements	F-15
Unaudited Consolidated Financial Statements
Consolidated Statements of Assets and Liabilities as of June 30, 2007 and March 31, 2007	F-34
Consolidated Schedule of Investments as of June 30, 2007 and March 31, 2007	F-35
Consolidated Statements of Operations for the three months ended June 30, 2007 and 2006	F-43
Consolidated Statements of Changes in Net Assets for the three months ended June 30, 2007 and 2006	F-44
Consolidated Statements of Cash Flows for the three months ended June 30, 2007 and 2006	F-45
Financial Highlights for the three months ended June 30, 2007 and 2006	F-46
Notes to Consolidated Financial Statements	F-47

2.     Exhibits

Exhibit Number	Description
2.a	Amended and Restated Certificate of Incorporation, incorporated by reference to Exhibit a.2 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-123699), filed May 13, 2005.
2.b.1	Amended and Restated Bylaws, incorporated by reference to Exhibit b.2 to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-123699), filed June 21, 2005.
2.b.2	First Amendment to Amended and Restated Bylaws, incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed July 10, 2007.
2.c	Not applicable.
2.d.1	Specimen Stock Certificate, incorporated by reference to Exhibit 99.d to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-123699), filed June 21, 2005.
2.d.2*	Form of Senior indenture.
2.d.3*	Form of Subordinated indenture.
2.e	Dividend Reinvestment Plan, incorporated by reference to Exhibit 99.e to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-123699), filed June 21, 2005.
2.f	Not applicable.
2.g
Investment Advisory and Management Agreement between the Registrant and Gladstone Management Corporation, incorporated by reference to Exhibit 10.1 to the Annual Report on Form 10-K filed June 14, 2006.
2.h	Not applicable.
2.i
Joint Directors Nonqualified Excess Plan of Gladstone Commercial Corporation, Gladstone Capital Corporation and Gladstone Investment Corporation, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed July 12, 2006.
2.j
Custody Agreement between the Registrant and The Bank of New York, incorporated by reference to Exhibit 99.j to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-123699), filed June 21, 2005.
2.k.1	Administration Agreement between the Registrant and Gladstone Administration, LLC, incorporated by reference to Exhibit 10.2 to the Annual Report on Form 10-K filed June 14, 2006.
2.k.2
Stock Transfer Agency Agreement between the Registrant and The Bank of New York, incorporated by reference to Exhibit k.1 to Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-123699), filed May 13, 2005.
2.k.3
Trademark License Agreement between the Registrant and Gladstone Management Corporation, incorporated by reference to Exhibit k.3 to the Registration Statement on Form N-2 (File No. 333-123699), filed March 31, 2005.

2.k.4
Credit Agreement by and among Gladstone Business Investment LLC, Deutsche Bank AG and certain other parties, dated as of October 19, 2006, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed October 23, 2006.
2.k.5
Amendment No. 1 to the Credit Agreement by and among Gladstone Business Investment, LLC and Deutsche Bank AG, dated as of March 29, 2007, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed March 30, 2007.
2.l*	Opinion of Cooley Godward Kronish LLP.
2.m	Not applicable.
2.n.1*	Consent of Cooley Godward Kronish LLP (included in Exhibit 2.1)
2.n.2	Consent of PricewaterhouseCoopers LLP, filed herewith.
2.o	Not applicable.
2.p
Founder Stock Purchase Agreement between the Registrant and David Gladstone, incorporated by reference to Exhibit p to the Registration Statement on Form N-2 (File No. 333-123699), filed March 31, 2005.
2.q	Not applicable.
2.r	Code of Ethics and Business Conduct, incorporated by reference to Exhibit 14.1 to the Current Report on Form 8-K filed October 12, 2005.
2.s*	Power of Attorney.

*
Previously Filed.

Item 26. Marketing Arrangements

        The information contained under the heading "Plan of Distribution" on page 87 of the prospectus is incorporated herein by reference, and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any.

Item 27. Other Expenses of Issuance and Distribution

Commission Registration Fee	$16,840
FINRA fee	30,500
Nasdaq Global Select Market additional listing fee	7,500	*
Accounting fees and expenses	50,000	*
Legal fees and expenses	200,000	*
Printing and engraving	65,000	*
Miscellaneous fees and expenses	5,000	*

Total	$374,840	*

*
These amounts are estimates.

All of the expenses set forth above shall be borne by the Registrant.

Item 28. Persons Controlled by or Under Common Control

Gladstone Investment Advisers, Inc., a Delaware corporation and wholly-owned subsidiary of the Registrant.

Noble Logistics, an affiliated investment with 12.7% ownership by the Registrant.

A. Stucki Company, a Delaware corporation, controlled by the Registrant through 55% ownership.

ACME Cryogenics Inc., a Pennsylvania corporation controlled by the Registrant.

Gladstone Acquisition-4 Corporation, a Delaware corporation and wholly-owned subsidiary of the Registrant.

Chase II Holdings Corp., a Delaware corporation controlled by the Registrant through 59% ownership of issued and outstanding voting securities.

Hailey Transport Corp., a Delaware corporation and wholly-owned subsidiary of the Registrant.

Quench Holdings Corp., a Delaware corporation and wholly-owned subsidiary of the Registrant.

Gladstone Business Investment, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Registrant.

Gladstone Capital Corporation, a Maryland corporation controlled by the Registrant's officers and directors.

Gladstone Capital Advisers, Inc., a Delaware corporation and wholly-owned subsidiary of Gladstone Capital Corporation.

Gladstone Business Loan, LLC, a Delaware limited liability company and wholly-owned subsidiary of Gladstone Capital Corporation.

Gladstone SSBIC Corporation, a Delaware corporation and wholly-owned subsidiary of Gladstone Capital Corporation.

BERTL, Inc., a Delaware corporation and wholly-owned subsidiary of Gladstone Capital Corporation.

Gladstone Commercial Corporation, a Maryland corporation controlled by the Registrant's officers and directors.

GCLP Business Trust I, a Massachusetts business trust controlled by Gladstone Commercial Corporation.

Gladstone Commercial Partners, LLC, a Delaware limited liability company and wholly-owned subsidiary of Gladstone Commercial Corporation.

GCLP Business Trust II, a Massachusetts business trust controlled by Gladstone Commercial Partners, LLC.

Gladstone Commercial Advisers, Inc., a Delaware corporation and wholly-owned subsidiary of Gladstone Commercial Corporation.

GCC Coco, Inc., a Delaware corporation and wholly-owned subsidiary of Gladstone Commercial Corporation.

First Park Ten COCO San Antonio GP LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

First Park Ten COCO San Antonio LP, a Delaware limited partnership controlled by its general partner, First Park Ten COCO San Antonio GP LLC.

COCO04 Austin TX GP LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

COCO04 Austin TX LP, a Delaware limited partnership controlled by its general partner, COCO04 Austin TX GP LLC.

Pocono PA GCC, LP, a Delaware limited partnership controlled by its general partner, GCC Coco, Inc.

Gladstone Commercial Limited Partnership, a Delaware limited partnership controlled by its general partner GCLP Business Trust II.

GCC Acquisition Holdings LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

SLEE Grand Prairie LP, a Delaware limited partnership controlled by its general partner, GCC Acquisition Holdings, Inc.

EE 208 South Rogers Lane, Raleigh, NC LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

Gladstone Lending LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

260 Springside Drive Akron OH LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

Little Arch04 Charlotte NC Member LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

Little Arch Charlotte NC LLC, a Delaware limited liability company controlled by its sole member, Little Arch04 Charlotte NC Member LLC.

CMI04 Canton NC LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

OB Midway NC Gladstone Commercial LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

GCC Granby LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

Granby Property Trust, a Delaware statutory trust controlled by its grantor, GCC Granby LLC.

GCC Dorval LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

Dorval Property Trust, a Delaware statutory trust controlled by its grantor, GCC Dorval LLC.

3094174 Nova Scotia Company, a Nova Scotia corporation controlled by its sole stockholder, Gladstone Commercial Limited Partnership.

3094175 Nova Scotia Company, a Nova Scotia corporation controlled by its sole stockholder, Gladstone Commercial Limited Partnership.

GCC Norfolk LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

WMI05 Columbus OH LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

2525 N Woodlawn Vstrm Wichita KS LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

Corning Big Flats LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

OB Crenshaw SPE GP LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

OB Crenshaw GCC LP, a Delaware limited partnership controlled by its general partner, OB Crenshaw SPE GP LLC.

HMBF05 Newburyport MA LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

YorkTC05 Eatontown NJ LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

STI05 Franklin NJ LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

AFL05 Duncan SC Member LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

AFL05 Duncan SC LLC, a Delaware limited liability company controlled by its sole member, AFL05 Duncan SC Member LLC.

MSI05-3 LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

WMI05 Hazelwood MO LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

CI05 Clintonville WI LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

PZ05 Maple Heights OH LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

YCC06 South Hadley MA LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

NW05 Richmond VA LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

SVMMC05 Toledo OH LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

ACI06 Champaign IL LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

UC06 Roseville MN LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

TCI06 Burnsville MN LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

RC06 Menomonee Falls WI LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

SJMH06 Baytown TX GP LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

SJMH06 Baytown TX LP, a Delaware limited partnership controlled by its general partner, SJMH06 Baytown TX GP LLC.

NJT06 Sterling Heights MI LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

CMS06-3 LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

MPI06 Mason OH LLC, a Delaware limited liability company, controlled by its manager, Gladstone Commercial Limited Partnership.

GCC Chicago Holdings, LLC, a Delaware limited liability company, controlled by its manager, Gladstone Commercial Limited Partnership.

AC07 Lawrenceville GA LLC, a Delaware limited liability company, controlled by its manager, Gladstone Commercial Limited Partnership.

EE07 Raleigh NC GP LLC, a Delaware limited liability company, controlled by its manager, Gladstone Commercial Limited Partnership.

EE07 Raleigh NC, L.P., a Delaware limited partnership, controlled by its general partner, EE07 Raleigh NC GP LLC.

WPI07 Tulsa OK LLC, a Delaware limited liability company, controlled by its manager, Gladstone Commercial Limited Partnership.

APML07 Hialeah FL LLC, a Delaware limited liability company, controlled by its manager, Gladstone Commercial Limited Partnership.

EI07 Tewksbury MA LLC, a Delaware limited liability company, controlled by its manager, Gladstone Commercial Limited Partnership.

GBI07 Syracuse NY LLC, a Delaware limited liability company, controlled by its manager, Gladstone Commercial Limited Partnership.

CDLCI07 Mason OH LLC, a Delaware limited liability company, controlled by its manager, Gladstone Commercial Limited Partnership.

Gladstone Land Corporation, a Delaware corporation controlled by David Gladstone through indirect 100% stock ownership.

Gladstone Land Partners, LLC, a Delaware limited liability company controlled by its manager, Gladstone Land Corporation.

SC Land, Inc., a California corporation and wholly-owned subsidiary of Gladstone Land Limited Partnership.

Gladstone Land Limited Partnership, a Delaware limited partnership controlled by its general partner, Gladstone Land Partners, LLC.

San Andreas Road Watsonville LLC, a California limited liability company controlled by its manager, Gladstone Land Limited Partnership.

West Gonzales Road Oxnard LLC, a California limited liability company controlled by its manager, Gladstone Land Limited Partnership.

Coastal Farming Corporation, a California corporation controlled by David Gladstone through 100% indirect stock ownership.

Gladstone Management Corporation, a Delaware corporation controlled by David Gladstone through 100% indirect stock ownership.

Gladstone Administration, LLC, a Delaware limited liability company and wholly-owned subsidiary of Gladstone Management Corporation.

Gladstone General Partner, LLC, a Delaware limited liability company controlled by its manager, Gladstone Management Corporation.

Gladstone Participation Fund LLC, a Delaware limited liability company controlled by Gladstone General Partner, LLC.

Gladstone Partners Fund, LP, a Delaware limited partnership controlled by its general partner, Gladstone Management Corporation.

Item 29. Number of Holders of Securities

        The following table sets forth the approximate number of record holders of our common stock at September 14, 2007.

Title of Class	Number of Record Holders
Common Stock, par value $0.001 per share	30

Item 30. Indemnification

        Subject to the Investment Company Act of 1940 as amended (the "1940 Act") or any valid rule, regulation or order of the Securities and Exchange Commission ("SEC") thereunder, our amended and restated certificate of incorporation and bylaws provide that we will indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that he is or was our director or officer, or is or was serving at our request as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise to the maximum extent permitted by Section 145 of the Delaware General Corporation Law. The 1940 Act provides that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct. In addition to any indemnification to which our directors and officers are entitled pursuant to our certificate of incorporation and bylaws and the Delaware General Corporation Law, our certificate of incorporation and bylaws permit us to indemnify our other employees and agents to the fullest extent permitted by the Delaware General Corporation Law, whether such employees or agents are serving us or, at our request, any other entity.

        In addition, the investment advisory and management agreement between us and our investment adviser, Gladstone Management Corporation (the "Adviser"), as well as the administration agreement between us and our administrator, Gladstone Administration, LLC (the "Administrator"), each provide that, absent willful misfeasance, bad faith, or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, our Adviser and our Administrator, as applicable, and their respective officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with them are entitled to indemnification from us for any damages, liabilities, costs, and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser's services under the investment advisory and management agreement or otherwise as our investment adviser, or the rendering of our Administrator's services under the administration agreement, or otherwise as an administrator for us, as applicable.

Item 31. Business and Other Connections of Investment Adviser

        A description of any other business, profession, vocation or employment of a substantial nature in which our Adviser, and each director or executive officer of our Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled "Management." Additional information regarding our Adviser and its officers and directors is set forth in its Form ADV, as filed with the SEC, and is incorporated herein by reference.

Item 32. Location of Accounts and Records

        All accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of:

  (1)
  the Registrant, Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 200, McLean, VA 22102;

  (2)
  the Transfer Agent, The Bank of New York, 101 Barclay Street, Suite 11E, New York, NY 10286;

  (3)
  the Adviser, Gladstone Management Corporation, 1521 Westbranch Drive, Suite 200, McLean, VA 22102;

  (4)
  the Custodian, The Bank of New York, 30 Broad Street, New York, NY 10005; and

  (5)
  the Collateral Custodian, The Bank of New York Trust Company, N.A., 2 North LaSalle St., Suite 1020, Chicago, IL 60602.

Item 33. Management Services

        Not Applicable.

Item 34. Undertakings

        1.     We hereby undertake to suspend the offering of shares until the prospectus is amended if, subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement.

        2.     We hereby undertake:

          (a)   to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i)  to include any prospectus required by Section 10(a) (3) of the Securities Act of 1933, as amended (the "Securities Act");

             (ii)  to reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

            (iii)  to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          (b)   that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

          (c)   to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

          (d)   that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

          (e)   that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

              (i)  any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

             (ii)  the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

            (iii)  any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

        3.     We hereby undertake that:

          (a)   for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

          (b)   for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 2 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of McLean and Commonwealth of Virginia, on the 25th day of September, 2007.

GLADSTONE INVESTMENT CORPORATION
By:	/s/ DAVID GLADSTONE David Gladstone Chairman of the Board and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 2 to Registration Statement has been signed below by the following persons in the capacities indicated on September 25, 2007:

By:	* David Gladstone Chief Executive Officer and Chairman of the Board of Directors (principal executive officer)
By:	* Terry L. Brubaker Vice Chairman, Chief Operating Officer, Secretary and Director
By:	* Harry T. Brill, Jr. Chief Financial Officer (principal financial and accounting officer)
By:	* George Stelljes III President, Chief Investment Officer and Director
By:	* David A.R. Dullum Director
By:	* Anthony W. Parker Director
By:	* Michela A. English Director

By:	* Paul W. Adelgren Director
By:	* Maurice W. Coulon Director
By:	* John H. Outland Director
By:	* Gerard Mead Director
*By:	/s/ DAVID GLADSTONE David Gladstone (attorney-in-fact)

Exhibit List

Exhibit Number	Description
2.a	Amended and Restated Certificate of Incorporation, incorporated by reference to Exhibit a.2 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-123699), filed May 13, 2005.
2.b.1	Amended and Restated Bylaws, incorporated by reference to Exhibit b.2 to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-123699), filed June 21, 2005.
2.b.2	First Amendment to Amended and Restated Bylaws, incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed July 10, 2007.
2.c	Not applicable.
2.d.1	Specimen Stock Certificate, incorporated by reference to Exhibit 99.d to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-123699), filed June 21, 2005.
2.d.2*	Form of Senior indenture.
2.d.3*	Form of Subordinated indenture.
2.e	Dividend Reinvestment Plan, incorporated by reference to Exhibit 99.e to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-123699), filed June 21, 2005.
2.f	Not applicable.
2.g
Investment Advisory and Management Agreement between the Registrant and Gladstone Management Corporation, incorporated by reference to Exhibit 10.1 to the Annual Report on Form 10-K filed June 14, 2006.
2.h	Not applicable.
2.i
Joint Directors Nonqualified Excess Plan of Gladstone Commercial Corporation, Gladstone Capital Corporation and Gladstone Investment Corporation, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed July 12, 2006.
2.j
Custody Agreement between the Registrant and The Bank of New York, incorporated by reference to Exhibit 99.j to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-123699), filed June 21, 2005.
2.k.1	Administration Agreement between the Registrant and Gladstone Administration, LLC, incorporated by reference to Exhibit 10.2 to the Annual Report on Form 10-K filed June 14, 2006.
2.k.2
Stock Transfer Agency Agreement between the Registrant and The Bank of New York, incorporated by reference to Exhibit k.1 to Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-123699), filed May 13, 2005.
2.k.3
Trademark License Agreement between the Registrant and Gladstone Management Corporation, incorporated by reference to Exhibit k.3 to the Registration Statement on Form N-2 (File No. 333-123699), filed March 31, 2005.
2.k.4
Credit Agreement by and among Gladstone Business Investment LLC, Deutsche Bank AG and certain other parties, dated as of October 19, 2006, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed October 23, 2006.

2.k.5
Amendment No. 1 to the Credit Agreement by and among Gladstone Business Investment, LLC and Deutsche Bank AG, dated as of March 29, 2007, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed March 30, 2007.
2.l*	Opinion of Cooley Godward Kronish LLP.
2.m	Not applicable.
2.n.1*	Consent of Cooley Godward Kronish LLP (included in Exhibit 2.1)
2.n.2	Consent of PricewaterhouseCoopers LLP, filed herewith.
2.o	Not applicable.
2.p
Founder Stock Purchase Agreement between the Registrant and David Gladstone, incorporated by reference to Exhibit p to the Registration Statement on Form N-2 (File No. 333-123699), filed March 31, 2005.
2.q	Not applicable.
2.r	Code of Ethics and Business Conduct, incorporated by reference to Exhibit 14.1 to the Current Report on Form 8-K filed October 12, 2005.
2.s*	Power of Attorney.

*
Previously filed